Exhibit 10.17

                                                          Contract/RFP YH8-0001
================================================================================

          ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                       DIVISION OF BUSINESS AND FINANCE
                              CONTRACT AMENDMENT
(AHCCCS LOGO)
                                                                    Page 1 of 3

================================================================================
1.  AMENDMENT        2. CONTRACT      9. EFFECTIVE DATE OF       4. PROGRAM
    NUMBER:             NO.:             AMENDMENT:
         20             YH8-0001-08             October 1, 2001     OMC
================================================================================
5. CONTRACTOR'S NAME AND ADDRESS:
     VHS Phoenix Health Plan
     2700 N. Third Street, Suite 3000
     Phoenix AZ 85004
================================================================================
6. PURPOSE OF AMENDMENT: To establish new capitation rates and allow the Contractor to elect their risk band method of the Title XIX Waiver Group.

================================================================================
7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

     A. New Capitation Rates are provided on page two (2) of this amendment; and

     B. The Contractor must select one of the two methods of the Title XIX Waiver Group risk bands. The election form is page three (3) of this amendment and incorporated by reference herein.

NOTE: Please sign and date both and then
      return one to:                         Michael Veit, MD 5700
                                             AHCCCS Contracts and Purchasing
                                             701 E Jefferson Street
                                             Phoenix AZ 85034
================================================================================
8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT
================================================================================
9. SIGNATURE OF AUTHORIZED              10. SIGNATURE OF AHCCCSA CONTRACTING
REPRESENTATIVE:                         OFFICER:
     /s/ Nancy Novick                        /s/ Michael Veit
================================================================================
TYPED NAME:
          NANCY NOVICK                          MICHAEL VEIT
================================================================================
TITLE:                                       CONTRACTS & PURCHASING
          CHIEF EXECUTIVE OFFICER                 ADMINISTRATOR
================================================================================
DATE: 9/25/01                           DATE: Sep. 11, 2001
================================================================================
                                                            Acute Care (CYE 02)


                                             ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                                                CAPITATION RATE SUMMARY - ACUTE RATES
                                              Phoenix Health Plan/Community Connection
                                                       CYE '02 (as of 10/01/01)

                    TANF      TANF      TANF      TANF      TANF      SSI       SSI            DELIVERY    TITLE XIX    HOSPITALIZED
Title XIX Rates:  <1, M/F  1-13, M/F  14-44, F  14-44, M  45+, M/F   w/ Med   w/o Med    SFP     KICK     WAIVER GROUP      KICK
---------------- --------  ---------  --------  --------  --------   -------  -------  ------  ---------  ------------  ------------
8 Gila/Pinal      $378.04    $84.05    $152.99   $109.65   $316.92   $205.64  $421.30  $19.69  $5,188.60     $368.42     $13,967.42
12 Maricopa       $349.92    $76.75    $123.09    $98.83   $280.82   $206.22  $385.26  $19.68  $4,911.82     $314.65     $12,591.60

                 KIDSCARE  KIDSCARE   KIDSCARE  KIDSCARE                                       DELIVERY
Title XXI Rates: <1, M/F   1-13, M/F  14-18, F  14-18, M                                         KICK
---------------- --------  ---------  --------  --------                                     -----------
8 Gila/Pinal      $277.40     $80.48   $130.14    $81.51                                      $5,188.60
12 Maricopa       $281.83     $82.56   $118.58    $81.01                                      $4,911.82

                   TANF      TANF      TANF       TANF      TANF       SSI      SSI                       TITLE XIX
PPC Rates:       <1, M/F   1-13, M/F  14-44, F  14-44, M  45+, M/F   w/ Med   w/o Med                    WAIVER GROUP
----------       --------  ---------  --------  --------  --------   -------  -------                   --------------
8 Gila/Pinal      $849.22    $38.77    $146.46    $77.78   $227.98    $14.40   $44.14                        $254.23
12 Maricopa     $1,164.82    $32.70    $136.50    $76.91   $180.25    $14.50   $61.79                        $229.19

Rates have been adjusted for $35,000 Reinsurance Deductible

                                                         Contract/REP YH8-0001
================================================================================
                                                                    Page 3 of 3

                        Title XIX Waiver Group Risk Band

                                 Election Form


Per Contract YH8-0001, Paragraph 37, (Compensation, Risk Sharing for Title XIX Waiver Members: For CYE '02 and CYE '03, AHCCCSA will reconcile the contractor's PPC and prospective medical cost expenses to PPC capitation, prospective capitation, and hospitalized supplements paid to the Contractor during the year. For CYE '02, the contractor has a choice to elect:

[ ] Default Method: This reconciliation will limit the Contractor's losses to 2% and profits to 4%. Any losses in excess of 2% will be reimbursed to the Contractor, and likewise, profits in excess of 4% will be recouped.

[ ] Alternative Method: This reconciliation will limit the Contractor's losses to 1% and profits to 1%. Any losses in excess of 1% will be reimbursed to the Contractor, and likewise, profits in excess of 1% will be recouped.


------------------------------------              ------------------------------
Signature                                         Date


--------------------------------------------------------------------------------
Health Plan

*P1ease sign and return this form to AHCCCS by December 1, 2001. If not returned, AHCCCS wi1l assign the Default Method as stated above.


                                                            Acute Care (CYE 02)

                                                          Contract/RFP YH8-0001
================================================================================

          ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                       DIVISION OF BUSINESS AND FINANCE
                         SECTION A. CONTRACT AMENDMENT
(AHCCCS LOGO)

================================================================================
1.  AMENDMENT        2. CONTRACT      9. EFFECTIVE DATE OF       4. PROGRAM
    NUMBER:             NO.:             AMENDMENT:
         19             YH8-0001-08             October 1, 2001    OMC
================================================================================
5. CONTRACTOR'S NAME AND ADDRESS:
     VHS Phoenix Health Plan
     2700 N. Third Street, Suite 3000
     Phoenix AZ 85004
================================================================================
6. PURPOSE OF AMENDMENT: To incorporate changes to contract requirements due to the passage of Proposition 204.

================================================================================
7. THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

     A. Proposition 204. The attached pages represent modifications to the contract requirements as a result of the passage of Proposition 204.

     B. Included in this amendment are revised capitation rates for the period beginning October 1, 2001 and ending September 30, 2002.

     NOTE: Please sign and date both and then
     return one to:                          Michael Veit, MD 5700
                                             AHCCCS Contracts and Purchasing
                                             701 E Jefferson Street
                                             Phoenix AZ 85034
================================================================================
8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT
================================================================================
9. SIGNATURE OF AUTHORIZED              10. SIGNATURE OF AHCCCSA CONTRACTING
REPRESENTATIVE:                         OFFICER:
     /s/ Nancy Novick                        /s/ Michael Veit
================================================================================
TYPED NAME:
          NANCY NOVICK                          MICHAEL VEIT
================================================================================
TITLE:                                       CONTRACTS & PURCHASING
       CHIEF EXECUTIVE OFFICER                    ADMINISTRATOR
================================================================================
DATE: 9/18/01                           DATE: Aug. 31, 2001
================================================================================

                                                    Acute Care Renewal (CYE 02)
                                                                    Final Draft

                                                       Contract/RFP No. YH8-0001
================================================================================

                               TABLE OF CONTENTS

SECTION A. CONTRACT AMENDMENT ............................................    1
SECTION B - CAPITATION RATES .............................................    5
SECTION C: DEFINITIONS ...................................................    6
SECTION D: PROGRAM REQUIREMENTS ..........................................   13
   1. SCOPE OF SERVICES ..................................................   13
   2. BEHAVIORAL HEALTH SERVICES .........................................   19
   3. AHCCCS MEDICAL POLICY MANUAL .......................................   21
   4. VACCINE FOR CHILDREN PROGRAM .......................................   21
   5. DENIALS OR REDUCTIONS OF SERVICES ..................................   22
   6. ENROLLMENT AND DISENROLLMENT .......................................   22
   7. MAINSTREAMING OF AHCCCS MEMBERS ....................................   24
   8. MEMBER INFORMATION .................................................   25
   9. MEMBER SURVEYS .....................................................   28
   10. MARKETING PLANS ...................................................   28
   11. ANNUAL ENROLLMENT CHOICE ..........................................   28
   12. TRANSITION OF MEMBERS .............................................   28
   13. STAFF REQUIREMENTS AND SUPPORT SERVICES ...........................   29
   14. WRITTEN POLICIES, PROCEDURES AND JOB DESCRIPTIONS .................   30
   15. ADVANCE DIRECTIVES ................................................   31
   16. PERFORMANCE MEASUREMENT ...........................................   31
   17. QUALITY MANAGEMENT AND UTILIZATION MANAGEMENT (QM/UM) .............   34
   18. PHYSICIAN INCENTIVES ..............................................   34
   19. APPOINTMENT STANDARDS .............................................   35
   20. REFERRAL PROCEDURES AND STANDARDS .................................   36
   21. PROVIDER MANUAL ...................................................   36
   22. PRIMARY CARE PROVIDER STANDARDS ...................................   37
   23. OTHER PROVIDER STANDARDS ..........................................   38
   24. NETWORK DEVELOPMENT ...............................................   39
   25. NETWORK MANAGEMENT ................................................   40
   26. FEDERALLY QUALIFIED HEALTH CENTERS (FQHC) .........................   40
   27. PROVIDER REGISTRATION .............................................   41
   28. PROVIDER AFFILIATION TAPE .........................................   41
   29. PERIODIC REPORT REQUIREMENTS ......................................   41
   30. DISSEMINATION OF INFORMATION ......................................   42
   31. REQUESTS FOR INFORMATION ..........................................   42
   32. OPERATIONAL AND FINANCIAL READINESS REVIEWS .......................   42
   33. OPERATIONAL AND FINANCIAL REVIEWS .................................   42
   34. CLAIMS PAYMENT SYSTEM .............................................   43
   35. HOSPITAL SUBCONTRACTING AND REIMBURSEMENT .........................   44
   36. NURSING FACILITY REIMBURSEMENT ....................................   44
   37. COMPENSATION ......................................................   45
   38. CAPITATION ADJUSTMENTS ............................................   46
   39. REINSURANCE .......................................................   47
   40. COORDINATION OF BENEFITS/THIRD PARTY LIABILITY ....................   49
   41. MEDICARE SERVICES AND COST SHARING ................................   51
   42. COPAYMENTS ........................................................   51
   43. RECORDS RETENTION .................................................   51
   44. MEDICAL RECORDS ...................................................   52


                                       2             Acute Care Renewal (CYE 02)
                                                                     Final Draft

                                                      Contract/REP No. YH8-0001
================================================================================

   45. ADVANCES, DISTRIBUTIONS, LOANS AND INVESTMENTS ....................   53
   46. ACCUMULATED FUND DEFICIT ..........................................   53
   47. DATA EXCHANGE REQUIREMENT .........................................   53
   48. ENCOUNTER DATA REPORTING ..........................................   54
   49. MONTHLY ROSTER RECONCILIATION .....................................   54
   50. TERM OF CONTRACT AND OPTION TO RENEW ..............................   55
   51. SUBCONTRACTS ......................................................   55
   52. SPECIALTY CONTRACTS ...............................................   57
   53. MANAGEMENT SERVICES SUBCONTRACTORS ................................   57
   54. MANAGEMENT SERVICES SUBCONTRACTOR AUDITS ..........................   57
   55. MINIMUM CAPITALIZATION REQUIREMENTS ...............................   58
   56. PERFORMANCE BOND OR BOND SUBSTITUTE ...............................   58
   57. AMOUNT OF PERFORMANCE BOND ........................................   59
   58. FINANCIAL VIABILITY CRITERIA/PERFORMANCE GUIDELINES ...............   59
   59. MERGER, REORGANIZATION AND CHANGE OF OWNERSHIP ....................   60
   60. SANCTIONS..........................................................   61
   61. AUTO-ASSIGNMENT ALGORITHM .........................................   61
   62. GRIEVANCE PROCESS AND STANDARDS ...................................   61
   63. QUARTERLY GRIEVANCE REPORT ........................................   62
   64. KIDSCARE...........................................................   62
   65. PENDING LEGISLATIVE ISSUES ........................................   62
   66. SEPARATE INCORPORATION ............................................   63
   67. CULTURAL COMPETENCY ...............................................   63
   68. MEDICAID IN THE PUBLIC SCHOOLS.....................................   63

SECTION E: CONTRACT CLAUSES...............................................   64

   1) APPLICABLE LAW .....................................................   64
   2) AUTHORITY ..........................................................   64
   3) ORDER OF PRECEDENCE ................................................   64
   4) CONTRACT INTERPRETATION AND AMENDMENT ..............................   64
   5) SEVERABILITY .......................................................   64
   6) RELATIONSHIP OF PARTIES ............................................   64
   7) ASSIGNMENT AND DELEGATION ..........................................   64
   8) GENERAL INDEMNIFICATION ............................................   64
   9) INDEMNIFICATION -- PATENT AND COPYRIGHT ............................   65
   10) COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS ............   65
   11) ADVERTISING AND PROMOTION OF CONTRACT..............................   65
   12) PROPERTY OF THE STATE .............................................   65
   13) THIRD PARTY ANTITRUST VIOLATIONS...................................   65
   14) RIGHT TO ASSURANCE ................................................   65
   15) TERMINATION FOR CONFLICT OF INTEREST ..............................   65
   16) GRATUITIES ........................................................   65
   17) SUSPENSION OR DEBARMENT ...........................................   66
   18) TERMINATION FOR CONVENIENCE .......................................   66
   19) TERMINATION FOR DEFAULT ...........................................   66
   20) TERMINATION-AVAILABILITY OF FUNDS..................................   67
   21) RIGHT OF OFFSET ...................................................   67
   22) NON-EXCLUSIVE REMEDIES ............................................   67
   23) NON-DISCRIMINATION.................................................   67
   24) EFFECTIVE DATE ....................................................   67
   25) INSURANCE .........................................................   67
   26) DISPUTES ..........................................................   68
   27) RIGHT TO INSPECT PLANT OR PLACE OF BUSINESS .......................   68
   28) INCORPORATION BY REFERENCE ........................................   68


                                       3             Acute Care Renewal (CYE 02)
                                                                     Final Draft

                                                      Contract/RFP No. YH8-0001
================================================================================
   29) COVENANT AGAINST CONTINGENT FEES ..................................   68
   30) CHANGES ...........................................................   68
   31) TYPE OF CONTRACT ..................................................   68
   32) AMERICANS WITH DISABILITIES ACT ...................................   68
   33) WARRANTY OF SERVICES ..............................................   69
   34) NO GUARANTEED QUANTITIES ..........................................   69
   35) CONFLICT OF INTEREST ..............................................   69
   36) DISCLOSURE OF CONFIDENTIAL INFORMATION ............................   69
   37) COOPERATION WITH OTHER CONTRACTORS ................................   69
   38) ASSIGNMENT OF CONTRACT AND BANKRUPTCY .............................   69
   39) OWNERSHIP OF INFORMATION AND DATA .................................   69
   40) AHCCCSA RIGHT TO OPERATE CONTRACTOR ...............................   70
   41) AUDITS AND INSPECTIONS.............................................   70
   42) FRAUD AND ABUSE ...................................................   70
   43) LOBBYING ..........................................................   71
   44) CHOICE OF FORUM ...................................................   71

ATTACHMENT A: MINIMUM SUBCONTRACT PROVISIONS..............................    1

   1) EVALUATION OF QUALITY, APPROPRIATENESS, OR TIMELINESS OF SERVICES ..    1
   2) RECORDS AND REPORTS ................................................    1
   3) LIMITATIONS ON BILLING AND COLLECTION PRACTICES ....................    1
   4) ASSIGNMENT AND DELEGATION OF RIGHTS AND RESPONSIBILITIES ...........    1
   5) APPROVAL OF SUBCONTRACTS, AMENDMENTS OR TERMINATIONS ...............    2
   6) WARRANTY OF SERVICES ...............................................    2
   7) SUBJECTION OF SUBCONTRACT ..........................................    2
   8) AWARDS OF OTHER SUBCONTRACTS .......................................    2
   9) INDEMNIFICATION BY CONTRACTOR ......................................    2
   10) MAINTENANCE OF REQUIREMENTS TO DO BUSINESS AND PROVIDE SERVICES ...    2
   11) COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS .......................    2
   12) SEVERABILITY ......................................................    2
   13) VOIDABILITY OF SUBCONTRACT ........................................    2
   14) CONFIDENTIALITY REQUIREMENT .......................................    2
   15) GRIEVANCE AND REQUEST FOR HEARING PROCEDURES ......................    3
   16) TERMINATION OF SUBCONTRACT ........................................    3
   17) PRIOR AUTHORIZATION AND UTILIZATION REVIEW ........................    3
   18) NON-DISCRIMINATION REQUIREMENTS ...................................    3
   19) COMPLIANCE WITH AHCCCS RULES RELATING TO AUDIT AND INSPECTION .....    4
   20) CERTIFICATION OF TRUTHFULNESS OF REPRESENTATION ...................    4
   21) CERTIFICATION OF COMPLIANCE - ANTI-KICKBACK AND LABORATORY TESTING.    4
   22) CONFLICT IN INTERPRETATION OF PROVISIONS ..........................    4
   23) ENCOUNTER DATA REQUIREMENT ........................................    4
   24) CLINICAL LABORATORY IMPROVEMENT AMENDMENT (CLIA) OF 1988 ..........    4
   25) INSURANCE .........................................................    4
   26) FRAUD AND ABUSE ...................................................    5

ATTACHMENT F: PERIODIC REPORT REQUIREMENTS ...............................    1

ATTACHMENT H: GRIEVANCE AND REQUEST FOR HEARING PROCESS AND STANDARDS.....    1

ATTACHMENT I: ENCOUNTER SUBMISSION REQUIREMENTS...........................    1

ATTACHMENT G: AUTO-ASSIGNMENT ALGORITHM...................................    1


                                       4             Acute Care Renewal (CYE 02)
                                                                     Final Draft

                                                       Contract/RFP No. YH8-0001
================================================================================

SECTION B - CAPITATION RATES

The Contractor shall provide services as described in this contract. In consideration for these services, the Contractor will be paid the attached rates for the term October 1, 2001 through September 30, 2002.

CAPITATION RATES
(per member per month)

Capitation rates specific to contractor










                                       5            Acute Care Renewal (CYE 02)
                                                                    Final Draft

DEFINITIONS                                            Contract/RFP No. YH8-0001
================================================================================

                            SECTION C: DEFINITIONS

ADHS Arizona Department of Health Services, the state agency mandated to serve the public health needs of all Arizona citizens.

AGENT Any person who has been delegated the authority to obligate or act on behalf of another person or entity.

AHCCCS Arizona Health Care Cost Containment System, which is composed of the Administration, contractors, and other arrangements through which health care services are provided to an eligible person, as defined by A.R.S. ss. 36-2902, et seq.

AHCCCS BENEFITS          See "COVERED SERVICES".

AHCCCS MEMBER            See "MEMBER".

AHCCCSA                  Arizona Health Care Cost Containment System
                         Administration.

ALTCS The Arizona Long Term Care System (ALTCS), a program under AHCCCSA that delivers long term, acute, behavioral health and case management services to members, as authorized by A.R.S. ss. 36-2932.

AMBULATORY CARE          Preventive, diagnostic and treatment services provided
                         on an outpatient basis by physicians, nurse practitioners, physician assistants and other health care providers.

AMPM                     AHCCCS Medical Policy Manual.

ARIZONA                  State regulations established pursuant to relevant
ADMINISTRATIVE           statutes. For purposes of this solicitation, the
CODE (A.A.C.)            relevant sections of the AAC are referred to throughout
                         this document as "AHCCCS Rules".

A.R.S.                   Arizona Revised Statutes.

AT RISK Refers to the period of time that a member is enrolled with a contractor during which time the Contractor is responsible to provide AHCCCS covered services under capitation.

BIDDERS LIBRARY          A repository of manuals, statutes, rules and other
                         reference material located at the AHCCCS office in Phoenix.

BOARD CERTIFIED          An individual who has successfully completed all
                         prerequisites of the respective specialty board and successfully passed the required examination for certification.

CAPITATION               Payment to contractor by AHCCCSA of a fixed monthly
                         payment per person in advance for which the contractor provides a full range of covered services as authorized under A.R.S. ss. 36-2942 and ss. 36-2931.

CATEGORICALLY            Member eligible for Medicaid under Title XIX of the
LINKED TITLE XIX         Social Security Act including those eligible under 1931
MEMBER                   provisions of the Social Security Act (previously
                         AFDC), Sixth Omnibus Budget Reconciliation Act
                         (SOBRA), Supplemental Security Income (SSI),
                         SSI-related groups. To be categorically linked, the member must be aged (65 or over), blind, disabled, a child under age 19, parent of a dependent child, or pregnant.


                                        6            Acute Care Renewal (CYE 02)
                                                                     Final Draft

DEFINITIONS                                            Contract/RFP No. YH8-0001
================================================================================
CLEAN CLAIM              A claim that may be processed without obtaining
                         additional information from the provider of service or from a third party; but does not include claims under investigation for fraud or abuse or claims under review for medical necessity, as defined by A.R.S. ss.
                         36-2904.

CMS (formally HCFA)      Center for Medicare and Medicaid Services, an
                         organization within the U.S. Department of Health and Human Services, which administers the Medicare and Medicaid programs and the State Children's Health
                         Insurance Program.

COMPETITIVE BID          A state procurement system used to select contractors
PROCESS                  to provide covered services on a geographic basis.

CONTINUING               An AHCCCS contractor during CYE 97 that submits a
OFFEROR                  proposal pursuant to this solicitation.

CONTRACT                 See "COVERED SERVICES".
SERVICES

CONTRACT YEAR            Corresponds to federal fiscal year (Oct. 1 through
(CY)                     Sept. 30). For example, Contract Year 02 is 10/01/01 -
                         9/30/02.

CONTRACTOR               A person, organization or entity agreeing through a
                         direct contracting relationship with AHCCCSA to provide the goods and services specified by this contract in conformance with the stated contract requirements, AHCCCS statute and rules and federal law and regulations.

CONVICTED                A judgment of conviction has been entered by a federal,
                         state or local court, regardless of whether an appeal from that judgment is pending.

CO-PAYMENT               A monetary amount specified by the Director that the
                         member pays directly to a contractor or provider at the time covered services are rendered, as defined in R9-22-107.

COUNTY                   Amount of funds contributed to the AHCCCS fund by each
CONTRIBUTION             Arizona county based on funding formulas established by
                         law.

COVERED SERVICES         Health care services to be delivered by a contractor
                         which are designated in Section D of this contract and also AHCCCS Rules R9-22, Article 2 and R9-31, Article
                         2.

CRS                      Children's Rehabilitative Services, as defined in
                         R9-22-114.

CSHCN Children with Special Health Care Needs, Children under age 19 who are: Blind/Disabled Children and Related Populations (eligible for SSI under Title XVI). Children eligible under section 1902 (e)(3) of the Social Security Act (Katie Beckett); In foster care or other out-of-home placement; Receiving foster care or adoption assistance; or receiving services through a family-centered, community-based coordinated care system that receives grant funds under section 501(a)(1)(D) of Title V (CRS).

CY                      See "CONTRACT YEAR".

CYE                      Contract Year Ended; same as "CONTRACT YEAR".

DAYS Calendar days unless otherwise specified as defined in the text, as defined in R9-22-101.

DIRECTOR                 The Director of AHCCCSA.


                                       7             Acute Care Renewal (CYE 02)
                                                                     Final Draft

DEFINITIONS                                            Contract/RFP No. YH8-0001
================================================================================

DISCLOSING ENTITY        An AHCCCS provider or a fiscal agent.

DME Durable Medical Equipment, which is an item, or appliance that can withstand repeated use, is designated to serve a medical purpose, and is not generally useful to a person in the absence of a medical condition, illness or injury as defined in R9-22-102.

DUAL ELIGIBLE            A member who is eligible for both Medicare and
                         Medicaid.

ELIGIBILITY              A process of determining, through a written
DETERMINATION            application, including required documentation, whether
                         an applicant meets the qualifications for Title XIX or Title XXI.

EMERGENCY                A medical condition manifesting itself by acute
MEDICAL                  symptoms of sufficient severity (including severe pain)
CONDITION                such that a prudent layperson, who possess an average
                         knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: a) placing the patient's health in serious jeopardy; b) serious impairment to bodily functions;
                         or c) serious dysfunction of any bodily organ or part.

EMERGENCY                Services provided after the sudden onse of a medical
MEDICAL SERVICE          condition manifesting itself by acute symptoms of
                         sufficient severity (including severe pain) that the absence of immediate medical attention could reasonably be expected to result in: a) placing the patient's health in serious jeopardy; b) serious impairment to bodily functions; or c) serious dysfunction of any bodily organ or part, as defined in R9-22-102.

ENCOUNTER                A record of a medically related service rendered by a
                         provider or providers registered with AHCCCSA to a member who is enrolled with a Contractor on the date of service. It includes all services for which the contractor incurred any financial liability.

ENROLLMENT               The process by which an eligible person becomes a
                         member of a contractor's health plan.

EPSDT                    Early and Periodic Screening, Diagnosis and Treatment;
                         services for persons under 21 years of age as described in AHCCCS rules R9-22, Article 2.

FAMILY PLANNING          A program that provides family planning services only
SERVICES                 for a maximum of 24 months to SOBRA women whose
EXTENSION                pregnancy has ended and the woman is not otherwise
PROGRAM                  eligible for Title XIX.

FEDERALLY                An entity which meets the requirements and receives a
QUALIFIED HEALTH         grant and funding pursuant to Section 330 of the Public
CENTER (FQHC)            Health Service Act. An FQHC includes an outpatient
                         health program or facility operated by a tribe or tribal organization under the Indian Self-
                         Determination Act (PL 93-638) or an urban Indian organization receiving funds under Title V of the Indian Health Care Improvement Act.

FEE-FOR-SERVICE          A method of payment to registered providers on an
(FFS)                    amount-per service basis.

FFP Federal financial participation (FFP) refers to the contribution that the federal government makes to the Title XIX and Title XXI program portions of AHCCCS as defined in 42 CFR 400.203.


                                        8            Acute Care Renewal (CYE 02)
                                                                     Final Draft

DEFINITIONS                                            Contract/RFP No. YH8-0001
================================================================================

FISCAL YEAR (FY)         The budget year - Federal Fiscal Year: October 1
                         through September 30; State fiscal year: July 1 through
                         June 30.

GATEKEEPER               Primary care provider who is primarily responsible
                         for all medical treatment rendered and who makes referrals as necessary and monitors the member's treatment.

GEOGRAPHIC               A specific county or defined grouping of counties
SERVICE AREA             designated by the Administration within which a
(GSA)                    contractor of record provides, directly or through
                         subcontract, covered health care to members enrolled with that contractor of record

GROUP OF                 Two or more health care professionals who practice
PROVIDERS                their profession at a common location (whether or not
                         they share facilities, supporting staff, or equipment).

HEALTH                   Various forms of plan organization, including staff and
MAINTENANCE              group models, that meet the HMO licensing requirements
ORGANIZATION (HMO)       of the federal and/or state government and offer a full
                         array of health care services to members on a capitated basis.

HEALTH PLAN              See "CONTRACTOR".

IBNR Incurred But Not Reported: Liability for services rendered for which claims have not been received.

IHS Indian Health Services authorized as a federal agency pursuant to 25 U.S.C. 1661.

LIEN A legal claim filed with the County Recorder's office in which a member resides and in the county an injury was sustained for the purpose of ensuring that AHCCCS receives reimbursement for medical services paid. The lien is attached to any settlement the member may receive as a result of an injury.

MANAGED CARE             Systems that integrate the financing and delivery of
                         health care services to covered individuals by means of arrangements with selected providers to furnish comprehensive services to members; establish explicit criteria for the selection of health care providers;
                         have significant financial incentives for members to use providers and procedures associated with the plan;
                         and have formal programs for quality assurance and utilization review.

MANAGEMENT               A person or organization that agrees to perform any
SERVICES                 administrative function or service for the Contractor
SUBCONTRACTOR            specifically related to securing or fulfilling the
                         Contractor's obligations to AHCCCSA under the terms of the contract.

MANAGING                 A general manager, business manager, administrator,
EMPLOYEE                 director, or other individual who exercises operational
                         or managerial control over, or who directly or indirectly conducts the day-to-day operation of, an institution, organization or agency.

MATERIAL                 A fact, data or other information excluded from a
OMISSION                 report, contract, etc. the absence of which could lead
                         to erroneous conclusions following reasonable review of such report, contract, etc.

MEDICAID A Federal/State program authorized by Title XIX of the Social Security Act, as amended.


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DEFINITIONS                                            Contract/RFP No. YH8-0001
================================================================================

MEDICAL EXPENSE          Title XIX Waiver member whose income is more than 100%
DEDUCTION (MED)          of the Federal Poverty Level, and has medical expenses
                         that reduce income to or below 40% of the Federal
                         Poverty Level. The 40% Federal Poverty Level will be adjusted annually to reflect annual Federal Poverty
                         Level adjustments. MED's may have a categorical link to a Title XIX program; however, their income exceeds the limits of the Title XIX program.

MEDICARE A Federal program authorized by Title XVIII of the Social Security Act, as amended.

MEMBER A person eligible who is enrolled in the system, as defined in A.R.S. ss. 36-2901.

NEW OFFEROR              The organization, entity or person which submits a
                         proposal in response to this solicitation and which has not been an AHCCCS contractor during CYE 97.

NON-CONTRACTING          A person who provides services as prescribed in A.R.S.
PROVIDER                 ss. 36-2939 and who does not have a subcontract with an
                         AHCCCS contractor.

OFFEROR A person or other entity that submits a proposal to the Administration in response to an RFP, as defined in R9-22-106.

PERFORMANCE              A set of standardized indicators designed to assist
STANDARDS                AHCCCS in evaluating, comparing and improving the
                         performance of its contractors. Specific descriptions of health services measurement goals are found in Section D, Paragraph 16, Performance standards.

PMMIS                    AHCCCSA's Prepaid Medical Management Information
                         System.

PRIMARY CARE             An individual who meets the requirements of A.R.S.
PROVIDER (PCP)           ss. 36-2901, and who is responsible for the management
                         of a member's health care. A PCP may be a physician defined as a person licensed as allopathic or osteopathic physician according to A.R.S. Title 32, Chapter 13 or Chapter 17 or a practitioner defined as a physician assistant licensed under A.R.S. Title 32, Chapter 25, or a certified nurse practitioner licensed under A.R.S. Title 32, Chapter 15.

PRIOR PERIOD             The period of time from the 1st day of the month of
                         application or the 1st eligible month, whichever is later, to the day a member is enrolled with the Contractor. The Contractor receives notification from the Administration of the member's enrollment. Also, the period of time between the date a MED member was approved and the date the member met spenddown or 1st day of the month the member reduced resources whichever is later.

PROPOSITION 204          Referendum that increased eligibility for AHCCCS
                         services to individuals whose income is at or below
                         100% of Federal Poverty Level.

PROVIDER Any person who contracts with the Administration for the provision of hospitalization and medical care to members according to the provisions A.R.S. ss. 36-2901 or any subcontractor of provider delivering services pursuant to A.R.S. ss. 36-2901.

QUALIFIED                A person, eligible under A.R.S. ss. 36-2971(4), who is
MEDICARE                 entitled to Medicare Part A insurance, meets
BENEFICIARY              certain income and residency requirements of the
(QMB)                    Qualified Medicare Beneficiary program. A QMB who is
                         also eligible for Medicaid is commonly referred to as a QMB dual eligible.


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DEFINITIONS                                            Contract/RFP No. YH8-0001
================================================================================
QISMC Quality Improvement System for Managed Care developed by the Centers for Medicare/Medicaid (CMS), formerly
                         (HCFA), for use in evaluation and management of the quality of care provided by Medicare and Medicaid managed care contractors. QISMC serves as one of the key elements for the AHCCCS QM and UM requirements included in this contract.

RATE CODE                Eligibility classification for capitation payment
                         purposes.

REGIONAL                 An organization under contract with ADHS to administer
BEHAVORIAL               covered behavioral health services in a geographically
HEALTH                   specific area of the state. Tribal governments,
AUTHORITY (RBHA)         through an agreement with ADHS, may operate a tribal
                         regional behavioral health authority (TRBHA) for the provision of behavioral health services to Native
                         American members living on-reservation.

REINSURANCE              A risk-sharing program provided by the Administration
                         to contractors for the reimbursement of certain contract service costs incurred by a member beyond a certain monetary threshold.

RELATED PARTY            A party that has, or may have, the ability to control
                         or significantly influence a contractor, or a party that is, or may be, controlled or significantly influenced by a contractor. "Related parties" include, but are not limited to, agents, managing employees, persons with an ownership or controlling interest in the disclosing entity, and their immediate families, subcontractors, wholly-owned subsidiaries or suppliers, parent companies, sister companies, holding companies, and other entities controlled or managed by any such entities or persons.

RFP Request For Proposals which is a document prepared by AHCCCSA which describes the services required and which instructs prospective offerors how to prepare a response (proposal), as defined in R9-22-107.

SCOPE OF SERVICES        See "COVERED SERVICES".

SOBRA Section 9401 of the Sixth Omnibus Budget and Reconciliation Act, 1986, amended by the Medicare Catastrophic Coverage Act of 1988, 42 CFR U.S.C. 1396a(a)(10)(A)(ii)(IX), July 1, 1988.

STATE                    The State of Arizona.

STATE PLAN               The written agreements between the State and CMS which
                         describes how the AHCCCS program meets CMS requirements for participation in the Medicaid program and the State Children's Health Insurance Program.

SUBCONTRACT              An agreement entered into by Contractor with a
                         provider of health care services who agrees to furnish covered services to members, or with a marketing organization, or with any other organization or person who agrees to perform any administrative function or service for Contractor specifically related to fulfilling Contractor's obligations to AHCCCSA under the terms of this contract, as defined in R9-22-101.

 SUBCONTRACTOR           (1) A person, agency or organization to that a
                         contractor has contracted with or delegated some of its management functions or responsibilities to provide covered services to its members; or (2) A person, agency or organization that a fiscal agent has entered into a contract, agreement, purchase order or lease (or leases of real property) to obtain space, supplies, equipment or services provided under the AHCCCS agreement.


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DEFINITIONS                                            Contract/RFP No. YH8-0001
================================================================================
SUPPLEMENTAL             Federal cash assistance program under Title XVI of the
SECURITY INCOME          Social Security Act.
(SSI)

TEFRA RISK HMO           A Health Maintenance Organization or Comprehensive
                         Medical Plan, which provides Medicare services to Medicare beneficiaries pursuant to a Medicare risk contract with CMS under ss. 1876 of the Social
                         Security Act.

TEMPORARY                A Federal cash assistance program under the Social
ASSISTANCE TO            Security Act. It replaced Aid To Families With
NEEDY FAMILIES           Dependent Children (AFDC).
(TANF)

THIRD PARTY              An individual, entity or program that is or may be
                         liable to pay all or part of the medical cost of injury, disease or disability of an AHCCCS applicant or member, as defined in R9-22-110.

THIRD PARTY              The resources available from a person or entity that
LIABILITY                is, or may be, by agreement, circumstance or otherwise,
                         liable to pay all or part of the medical expenses incurred by an AHCCCS applicant or member, as defined in R9-22-110.

TITLE XIX MEMBER         Member eligible for Federally funded Medicaid programs
                         under Title XIX of the Social Security Act including those eligible under 1931 provisions of the Social
                         Security Act (previously AFDC), Sixth Omnibus Budget
                         Reconciliation Act (SOBRA), Supplemental Security
                         Income (SSI), SSI-related groups, and Title XIX Waiver groups.

TITLE XIX WAIVER         All MED (Medical Expense Deduction) members, and
MEMBER                   adults or childless couples at or below 100% of
                         the Federal Poverty Level who are not categorically linked to another Title XIX program. This would also include Title XIX linked individuals who's income exceeds the limits of the categorical program.

TITLE XXI MEMBER         Member eligible for acute care services under Title XXI
                         of the Social Security Act, referred to in federal legislation as the "State Children's Health Insurance
                         Program" (SCHIP). The Arizona version of SCHIP is referred to as "KidsCare."

TRIBAL FACILITY          A facility that is operated by an Indian tribe and that
(638 TRIBAL              is authorized to provide services pursuant to Public
FACILITY)                Law 93-638, as amended.

YEAR                     See "Contract Year".

[END OF DEFINITIONS]


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CONTRACT CLAUSES                                       Contract/RFP No. YH8-0001
================================================================================

                        SECTION D: PROGRAM REQUIREMENTS

1. SCOPE OF SERVICES

The Contractor shall provide covered services to AHCCCS members in accordance with all applicable federal, State and local laws, rules, regulations and policies, including services listed in this document, listed by reference in attachments, and AHCCCS policies referenced in this document. The services are described in detail in AHCCCS Rules R9-22, Article 2, the AHCCCS Medical Policy Manual (AMPM), and the document entitled "AHCCCS Health Plan Performance Indicators", all of which are incorporated herein by reference and may be found in the Bidder's Library. The covered services are briefly described below. Covered services must be medically necessary and provided by, or coordinated with, a primary care provider, except for behavioral health and children's preventive dental services. Services must be rendered by providers that are appropriately licensed or certified, operating within their scope of practice, and registered as an AHCCCS provider. The Contractor shall provide the same standard of care for all members regardless of the member's eligibility category.

The Contractor shall ensure that its providers are not restricted or inhibited in any way from communicating freely with members regarding the members' health care, medical needs and treatment options even if needed services are not covered by the Contractor.

KidsCare Covered Services: Effective 10/1/01: KidsCare members are eligible for the same services covered for members under the Title XIX program.

Ambulatory Surgery and Anesthesiology: The Contractor shall provide surgical services for either emergency or scheduled surgeries when provided in an ambulatory or outpatient setting such as a free-standing surgical center or a hospital based outpatient surgical setting.

Audiology: The Contractor shall provide audiology services to members under the age of 21 including the identification and evaluation of hearing loss and rehabilitation of the hearing loss through other than medical or surgical means (i.e. hearing aids). Only the identification and evaluation of hearing loss are covered for members 21 years of age and older unless the hearing loss is due to an accident or injury-related emergent condition.

Behavioral Health: The Contractor shall provide behavioral health services as described in Section D, Paragraph 2, Behavioral Health Services.

Children's Rehabilitative Services (CRS): The program for children with CRS-covered conditions is administered by the Arizona Department of Health Services (ADHS) for children who meet CRS eligibility criteria. The Contractor shall refer children to the CRS program who are potentially eligible for services related to CRS covered conditions, as specified in R9-22, Article 2 A.R.S. Title 36, Chapter 2, Article 3. Eligibility criteria and the referral process are described in the CRS Policy and Procedures Manual available in the Bidder's Library.

The Contractor shall monitor referrals to CRS to ensure CRS covered services are provided in a timely manner to eligible members. Referral to CRS does not relieve the Contractor of the responsibility for providing medically necessary services not covered by CRS to CRS eligible members. The Contractor is also responsible for initial care of newborn members, who are CRS eligible. The Contractor must require the member's Primary Care Provider (PCP) to coordinate their care with the CRS program. All services provided must be included in the member's medical record maintained by the PCP.



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CONTRACT CLAUSES                                       Contract/RFP No. YH8-0001
================================================================================

The Contractor is not responsible for payment of those CRS covered services for which a CRS eligible member refuses to receive through the CRS program. A member with private insurance is not required to utilize CRS. If the member uses their private insurance network for a CRS covered condition, and the member is not enrolled with CRS, the Contractor is responsible for all applicable deductibles and copays.

The Contractor remains ultimately responsible for the provision of all covered services to its members. If the Contractor becomes aware that CRS has failed to meet the established appointment standards, or has failed to provide medically necessary CRS covered services, the Contractor shall immediately notify AHCCCSA, Office of Medical Management, of the occurrence. In accordance with AHCCCS policy, the Contractor may seek reimbursement from CRS for providing CRS covered services.

Chiropractic Services: The Contractor shall provide chiropractic services to members under age 21 when prescribed by the member's PCP and approved by the Contractor in order to ameliorate the member's medical condition. Medicare approved chiropractic services shall also be covered, subject to limitations specified in CFR 410.22, for Qualified Medicare Beneficiaries if prescribed by the member's PCP and approved by the Contractor.

Dental: The Contractor shall provide all members under the age of 21 with all medically necessary dental services including emergency dental services, dental screening and preventive services in accordance with the AHCCCS periodicity schedule, therapeutic dental services, dentures, and pre-transplantation dental services. The Contractor shall monitor compliance with the EPSDT periodicity schedule for dental screening services and ensure that dental service reports are included in the member's medical record maintained by the PCP. The Contractor is required to meet specific utilization rates for members as described in Section D, Paragraph 16, Performance Standards. The Contractor shall ensure that members are notified when dental screenings are due if the member has not been scheduled for a visit. If no dental screening is received by the member, a second notice must be sent. Members under the age of 21 may request dental services without referral and may choose a dental provider from the Contractor's provider network. For members who are 21 years of age and older, the Contractor shall provide emergency dental care, medically necessary dentures and dental services for transplantation services as specified in the AMPM. Dental standards may be found in the AMPM, Section 310, which is incorporated herein by reference and which may be found in the Bidder's Library.

Dialysis: The Contractor shall provide medically necessary dialysis, supplies, diagnostic testing and medication for all members when provided by Medicare-certified hospitals or Medicare-certified end stage renal disease
(ESRD) providers. Services may be provided on an outpatient basis, or on an inpatient basis if the hospital admission is not solely to provide chronic dialysis services.

Early and Periodic Screening, Diagnosis and Treatment (EPSDT): The Contractor shall provide comprehensive health care services through primary prevention, early intervention, diagnosis and medically necessary treatment to correct or ameliorate defects and physical or mental illness discovered by the screenings for members under age 21. The Contractor shall ensure that these members receive required health screenings, including developmental/behavioral health, in compliance with the AHCCCS periodicity schedule (Exhibit 430-1 in the AMPM) and to submit to the AHCCCS Office of Medical Management; all EPSDT reports as required by AHCCCS medical policy. The Contractor is required to meet specific participation/utilization rates for members as described in Section D, Paragraph 16, Performance Standards. Because behavioral health benefits for Title XIX and Title XXI members are provided through the ADHS/RBHA system, the Contractor shall ensure the initiation and coordination of the referral of these members to the RBHA and shall follow up with the RBHA to monitor whether members have received behavioral health services.



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CONTRACT CLAUSES                                       Contract/RFP No. YH8-0001
================================================================================

Emergency services: The Contractor shall have and/or provide the following as a minimum:

a. Emergency services facilities adequately staffed by qualified medical professionals to provide pre-hospital, emergency care on a 24-hour-a-day, 7-day-a-week basis, for the sudden onset of a medically emergent condition as defined by AHCCCS Rule R9-22-101 and R9-31-101. Emergency medical services are covered without prior authorization. The Contractor is encouraged to contract with emergency service facilities for the provision of emergency services. The Contractor is encouraged to contract with or employ the services of non-emergency facilities (e.g. urgent care centers) to address member non-emergency care issues occurring after regular office hours or on weekends. The Contractor shall be responsible for educating members and providers regarding appropriate utilization of emergency room services including behavioral health emergencies. The Contractor shall monitor emergency service utilization (by both provider and member) and shall have guidelines for implementing corrective action for inappropriate utilization. For utilization review, the test for appropriateness of the request for emergency services shall be whether a prudent layperson, similarly situated, would have requested such services. For purposes of this contract, a "prudent layperson" is a person who possesses an average knowledge of health and medicine.

b.   All medical services necessary to rule out an emergency condition

c.   Emergency transportation

d. Member access by telephone to a physician, registered nurse, physician assistant or nurse practitioner for advice in emergent or urgent situations, 24 hours per day, 7 days per week.

e. The Contractor shall comply with guidelines regarding the coordination of post-stabilization care.

Eye Examinations/Optometry: The Contractor shall provide all medically necessary emergency eye care, vision examinations, prescriptive lenses, and treatments for conditions of the eye for all members under the age of 21. For members who are 21 years of age and older, the Contractor shall provide emergency care for eye conditions which meet the definition of an emergency medical condition, cataract removal, and/or medically necessary vision examinations and prescriptive lenses if required following cataract removal and other eye conditions as specified in the AMPM.

Family Planning: The Contractor shall provide family planning services in accordance with the AMPM, Section 420 for all members who choose to delay or prevent pregnancy. These include medical, surgical, pharmacological and laboratory services, as well as contraceptive devices. Information and counseling necessary to allow the members to make informed decisions regarding family planning methods shall also be included. If the Contractor does not provide family planning services, it must contract for these services through another health care delivery system, which allows members freedom of choice in selecting a provider. A prospective offeror may discuss arrangements for family planning services only with other prospective offerors during the RFP process for the purpose of making arrangements for the provision of family planning services.

The Contractor shall provide services to members enrolled in the Family Planning Services Extension Program; a program that provides only family planning services for a maximum of 24 months to women whose SOBRA eligibility has terminated. The Contractor is also responsible for notifying AHCCCSA when a SOBRA woman is sterilized to prevent inappropriate enrollment in the SOBRA Family Planning Services Extension Program. Notification may be made at the time the newborn is reported or after the sterilization procedure is completed.

Health Risk Assessment and Screening: The Contractor shall provide these services for non-hospitalized members 21 years of age and older. These services include, but are not limited to, screening for hypertension, elevated cholesterol, colon cancer, sexually transmitted diseases, tuberculosis and HIV/AIDS; nutritional assessment in cases when the member has a chronic debilitating disease affected by nutritional needs; mammograms and prostate screenings; physical examinations and diagnostic work-ups; and immunizations.



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CONTRACT CLAUSES                                       Contract/RFP No. YH8-0001
================================================================================

Required assessment and screening services for members under age 21 are included in the AHCCCS EPSDT periodicity schedule.

Home Health: The Contractor shall provide part-time or intermittent care for members who do not require hospital care. This service is provided under the direction of a physician to prevent re-hospitalization or institutionalization and may include nursing, therapies, supplies and home health aide services.

Hospice: These services are covered for members under 21 years of age who are certified by a physician as being terminally ill and having six months or less to live. See the AMPM for details on covered hospice services.

Hospital: Inpatient services include semi-private accommodations for routine care, intensive and coronary care, surgical care, obstetrics and newborn nurseries, and behavioral health emergency/crisis services. If the member's medical condition requires isolation; private inpatient accommodations are covered. Nursing services, dietary services and ancillary services such as laboratory, radiology, pharmaceuticals, medical supplies, blood and blood derivatives, etc. are also covered. Outpatient services include any of the above services, which may be provided on an outpatient or ambulatory basis (i.e. laboratory, radiology, therapies, ambulatory surgery, etc.). Observation services may be provided on an outpatient basis for up to 24 hours if determined reasonable and necessary to decide whether the member should be admitted for inpatient care. Observation services include the use of a bed and periodic monitoring by hospital nursing staff and/or other staff to evaluate, stabilize or treat medical conditions of significant degree of instability and/or disability.

Immunizations: The Contractor shall provide immunizations for adults (21 years of age and older) to include diphtheria-tetanus, influenza, pneumococcus, rubella, measles and hepatitis-B. For all members under the age of 21, immunization requirements include diphtheria, tetanus, pertussis vaccine (DPT), inactivated polio vaccine (IPV), measles, mumps, rubella (MMR) vaccine, H. influenza, type B (HIB) vaccine, hepatitis B (Hep B) vaccine, and varicella zoster virus (VZV) vaccine, and pneumococcal conjugate vaccine (PCV). The Contractor is required to meet specific immunization rates for members under the age of 21, which are described in Section 16, Performance Standards.

Indian Health Services (IHS): The Contractor may choose to subcontract with and pay an IHS or 638 tribal facility as part of their provider network for covered services provided to members. The Contractor is responsible for reimbursement to IHS or tribal facilities for emergency services provided to Title XXI Native American members enrolled with the Contractor. AHCCCSA will reimburse claims on a FFS basis to providers for acute care services that are medically necessary and eligible for 100% Federal reimbursement, and that are provided to Title XIX members in an IHS or a 638 tribal facility.

Laboratory: Laboratory services for diagnostic, screening and monitoring purposes are covered when ordered by the member's PCP, other attending physician or dentist, and provided by a CLIA (Clinical Laboratory Improvement
Act) approved free standing laboratory or hospital laboratory, clinic, physician office or other health care facility laboratory.

Upon written request, a Contractor may obtain laboratory test data on members from a laboratory or hospital based laboratory subject to the requirements specified in A.R.S. ss. 36-2903(R) and (S). The data shall be used exclusively for quality improvement activities and health care outcome studies required and/or approved by the Administration.

Maternity: The Contractor shall provide pre-conception counseling, pregnancy identification, prenatal care, treatment of pregnancy related conditions, labor and delivery services, and postpartum care for members. Services may be provided by physicians, physician assistants or nurse practitioners certified in midwifery.


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CONTRACT CLAUSES                                       Contract/RFP No. YH8-0001
================================================================================

Members may select or be assigned to a PCP specializing in obstetrics. Circumcisions are covered as described in the AMPM. All members anticipated to have a low-risk delivery may elect to receive labor and delivery services in their home from their maternity provider if this setting is included in allowable settings for the Contractor, and the Contractor has providers in its network that offer home labor and delivery services. All members anticipated to have a low-risk prenatal course and delivery may elect to receive maternity services of prenatal care, labor and delivery and postpartum care provided by licensed midwives if they are in the Contractor's provider network. All licensed midwife labor and delivery services must be provided in the member's home since licensed midwives do not have admitting privileges in hospitals or AHCCCS registered free-standing birthing centers. Members receiving maternity services from a licensed midwife must also be assigned to a PCP for other health care and medical services. The Contractor shall allow women and their newborns to receive up to 48 hours of inpatient hospital care after a routine vaginal delivery and up to 96 hours of inpatient care after a cesarean delivery. The attending health care provider, in consultation with the mother, may discharge the mother or newborn prior to the 48-hour minimum length of stay. A normal newborn may be granted an extended stay in the hospital of birth when the mother's continued stay in the hospital is beyond the 48 or 96 hour stay.

The Contractor shall inform all assigned AHCCCS pregnant women of voluntary prenatal HIV testing and the availability of medical counseling if the test is positive. The Contractor shall provide information in the member handbook and annually in the member newsletter to encourage pregnant women to be tested and instructions on where to be tested. Semi-annually, the Contractor shall report to AHCCCS the number of pregnant women who have been identified as HIV/AIDS positive. This report is due no later than 30 days after the end of the second and fourth quarters of the contract year.

Medical Foods: Medical foods are covered within limitations defined in the AMPM for members diagnosed with a metabolic condition included under the ADHS Newborn Screening Program and specified in the AMPM. The medical foods, including metabolic formula and modified low protein foods, must be prescribed or ordered under the supervision of a physician.

Medically-Necessary Pregnancy Terminations: AHCCCS covers pregnancy termination when it is the result of rape or incest, or in circumstances where the member suffers form a physical disorder, physical injury, or physical illness, including a life endangering physical condition caused by or arising form the pregnancy itself, that would, as certified by a physician, place the member in danger of death unless the pregnancy is terminated. In addition, providers must submit to the Contractor a Certificate of Medical Necessity for Pregnancy Termination. Prior authorization is required. If the procedure is performed on an emergency basis, documentation, outlined in the AMPM, is required for a member under eighteen years of age or a member who is considered an incapacitated adult who seeks a medically necessary pregnancy termination, as defined above.

Medical Supplies, Durable Medical Equipment (DME), Orthotic and Prosthetic
Devices: These services are covered when prescribed by the member's PCP, attending physician or practitioner, or by a dentist. Medical equipment may be rented or purchased only if other sources are not available which provide the items at no cost. The total cost of the rental must not exceed the purchase price of the item. Reasonable repairs or adjustments of purchased equipment are covered to make the equipment serviceable and/or when the repair cost is less than renting or purchasing another unit.

Nursing Facility: The Contractor shall provide nursing facility services, including religious nonmedical health care institutions, for members who require short-term convalescent care not to exceed 90 days per contract year. In lieu of a nursing facility, the member may be placed in an assisted living facility or alternative residential setting, or receive home and community based services (HCBS) as defined in R9-22, Article 2 and R9-28, Article 2 that meet the provider standards described in R9-28, Article 5, and subject to the limitations set forth in Chapter 1200 of the AMPM.


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CONTRACT CLAUSES                                       Contract/RFP No. YH8-0001
================================================================================

Nursing facility services must be provided in a dually-certified Medicare/Medicaid facility which includes in the per-diem rate: nursing services, basic patient care equipment and sickroom supplies, dietary services, administrative physician visits, non-customized DME, necessary maintenance rehabilitation therapies, over-the-counter medications, social, recreational and spiritual activities, and administrative, operational medical direction services. The Contractor shall provide medically necessary nursing facility services for any member who has a pending ALTCS application, who is currently residing in a nursing facility and is eligible for services provided under this contract. If the member becomes ALTCS eligible and is enrolled with an ALTCS Program Contractor before the end of the maximum 90 days of nursing facility coverage, the Contractor is only responsible for nursing facility coverage during the time the member is enrolled with the Contractor. Nursing facility services covered by a third party insurer (including Medicare) while the member is enrolled with the Contractor shall be applied to the 90 day limitation. See Paragraph 36, Nursing Facility Reimbursement, for further details.

The Contractor shall notify the Assistant Director of the Division of Member Services in writing when a member has been residing in a nursing facility for 75 days. This will allow AHCCCSA time to follow-up on the status of the ALTCS application and to prepare for potential fee-for-service coverage if the stay goes beyond the 90-day maximum.

Nutrition: Nutritional assessments may be conducted as a part of the EPSDT screenings for members under age 21, and to assist members 21 years of age and older whose health status may improve with nutritional intervention. Assessment of nutritional status on a periodic basis may be provided as determined necessary, and as a part of the health risk assessment and screening services provided by the member's PCP. AHCCCS covers nutritional therapy on an enteral, parenteral or oral basis, when determined medically necessary to provide either complete daily dietary requirements, or to supplement a member's daily nutritional and caloric intake and when AHCCCS criteria specified in the AMPM are met.

Physician: The Contractor shall provide physician services to include medical assessment, treatments and surgical services provided by licensed allopathic or osteopathic physicians.

Podiatry: The Contractor shall provide podiatry services to include bunionectomies, casting for the purpose of constructing or accommodating orthotics, medically necessary orthopedic shoes that are an integral part of a brace, and medically necessary routine foot care for patients with a severe systemic disease which prohibits care by a nonprofessional person.

Prescription Medications: Medications ordered by a PCP, attending physician or dentist and dispensed under the direction of a licensed pharmacist are covered subject to limitations related to prescription supply amounts, Contractor formularies and prior authorization requirements, as well as restrictions for immunosuppressant drugs addressed in AHCCCS medical policies for transplantation's. Appropriate over-the-counter medication may be prescribed when it is determined to be a lower-cost alternative to prescription medication.

Primary Care Provider (PCP): PCP services are covered when provided by a physician, physician assistant or nurse practitioner selected by, or assigned to, the member. The PCP provides primary health care and serves as a gatekeeper and coordinator in referring the member for specialty medical services, behavioral health and dental services. The PCP is responsible for maintaining the member's primary medical record, which contains documentation of all health risk assessments and health care services of which they are aware whether or not they were provided by the PCP.

Radiology and Medical Imaging: These services are covered when ordered by the member's PCP, attending physician or dentist and are provided for diagnosis, prevention, treatment or assessment of a medical


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condition. Services are generally provided in hospitals, clinics, physician offices and other health care facilities.

Rehabilitation Therapy: The Contractor shall provide occupational, physical and speech therapies. Therapies must be prescribed by the member's PCP or attending physician for an acute condition and the member must have the potential for improvement due to the rehabilitation. Occupational and speech therapies are only covered on an inpatient basis for those members who are 21 and over; physical therapy for all members and occupational and speech therapies for members under the age of 21 are covered on both an inpatient and outpatient basis if not used as a maintenance regimen.

Respiratory Therapy: This therapy is covered on an inpatient or outpatient basis when prescribed by the member's PCP or attending physician and is necessary to restore, maintain or improve respiratory functioning.

Transplantation of Organs and Tissue, and Related Immunosuppressant Drugs:
These services are covered within limitations defined in the AMPM for members diagnosed with specified medical conditions. Such limitations include whether the stage of the disease is such that the transplant can affect the outcome; the member has no other conditions that substantially reduce the potential for successful transplantation; and whether the member will be able to comply with necessary and required regimens of treatment. Bone grafts are also covered under this service. Services include pre-transplant inpatient or outpatient evaluation; donor search; organ/tissue harvesting or procurement; preparation and transplantation services; and convalescent care. In addition, if a member receives a transplant covered by a source other than AHCCCS, medically necessary non-experimental services are provided within limitations after the discharge from the acute care hospitalization for the transplantation. AHCCCS has contracted with transplantation providers for the Contractor's use or the Contractor may select its own transplantation provider. However, the quality of services must be equal to or exceed those of the AHCCCS provider and the rate paid can not exceed the AHCCCS provider's negotiated rate.

AHCCCSA is in the process of releasing a Request for Proposal (RFP) for the purpose of contracting with an entity that will coordinate transplant services for all AHCCCS members. It is anticipated that the responsibility for transplant services will be transferred to the new contractor on January 1, 2002.

Transportation: These services include emergency and non-emergency medically necessary transportation. Emergency transportation, including transportation initiated by an emergency response system such as 911, may be provided by ground, air or water ambulance to manage an AHCCCS member's emergency medical condition at an emergency scene and transport the member to the nearest appropriate medical facility. Non-emergency transportation shall be provided for members who are unable to provide their own transportation for medically necessary services.

Triage/Screening and Evaluation: These are covered services when provided by acute care hospitals, IHS facilities and urgent care centers to determine whether or not an emergency exists, assess the severity of the member's medical condition and determine services necessary to alleviate or stabilize the emergent condition. The provider must notify the Contractor within 12 hours of the member's registration with the facility for emergency services. Supporting documentation for services rendered must be provided when reporting or billing a service. Triage/screening services must be reasonable, cost effective and meet the criteria for severity of illness and intensity of service.

2. BEHAVIORAL HEALTH SERVICES

Title XIX and Title XXI members are eligible for comprehensive behavioral health services. The behavioral health benefit for these members is provided through the ADHS - Regional Behavioral Health Authority


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(RBHA) system. The Contractor shall be responsible for member education regarding these benefits; provision of limited emergency inpatient services; and screening and referral to the RBHA system of members identified as requiring behavioral health services.

Member Education: The Contractor shall be responsible for educating members in the member handbook and other printed documents about covered behavioral health services and where and how to access services. Covered services include:

a. Behavior Management (behavioral health personal assistance, family support, peer support)

b.   Case Management Services

c.   Emergency/Crisis Behavioral Health Services

d.   Emergency Transportation

e.   Evaluation and Screening

f.   Group Therapy and Counseling

g.   Individual Therapy and Counseling

h.   Family Therapy and Counseling

i.   Inpatient Hospital

j. Inpatient Psychiatric Facilities for persons under 21 years of age (residential treatment centers and sub-acute facilities)

k.   Institutions for Mental Diseases (with limitations)

l. Laboratory and Radiology Services for Psychotropic Medication Regulation and Diagnosis

m.   Non-Emergency Transportation

n. Partial Care (Supervised day program, therapeutic day program, and medical day program)

o. Psychosocial Rehabilitation (living skills training; health promotion; per-job training, education and development; job coaching and employment support)

p.   Psychotropic Medication

q.   Psychotropic Medication Adjustment and Monitoring

r.   Respite Care

s.   Therapeutic foster care

Referrals: As specified in Section D, Paragraph 1, EPSDT, the Contractor must provide developmental/behavioral health screenings for members up to 21 years of age in compliance with the AHCCCS periodicity schedule. The Contractor shall ensure the initiation and coordination of behavioral health referrals of these members to the RBHA when determined necessary through the screening process.

The Contractor is responsible for RBHA referral and follow-up collaboration, as necessary, for other Title XIX and Title XXI members identified as needing behavioral health evaluation and treatment. Members may also access the RBHA system for evaluation by self-referral or be referred by schools, State agencies or other service providers. The Contractor is responsible for providing transportation to a member's first RBHA evaluation appointment if a member is unable to provide their own transportation.

Emergency Services: For Title XIX and Title XXI members not enrolled with ADHS, the Contractor is responsible for up to three days of inpatient behavioral health services per emergency episode not to exceed 12 days per contract year. A referral to the RBHA for evaluation and enrollment should be initiated as soon as possible after admission.

When Title XIX and Title XXI members present in an emergency room setting, the Contractor is responsible for all emergency medical services including triage, physician assessment and diagnostic tests. For Title XIX and Title XXI members not enrolled with ADHS, the Contractor is responsible to provide medically necessary psychiatric consultations or psychological consultations in emergency room settings to help stabilize the


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member or determine the need for inpatient behavioral health services. ADHS is responsible for medically necessary psychiatric consultations provided to Title XIX and Title XXI ADHS enrolled members in emergency room settings.

Coordination of Care: The Contractor is responsible for ensuring that a medical record is established by the PCP when behavioral health information is received from the RBHA or provider about an assigned member even if the PCP has not yet seen the assigned member. In lieu of actually establishing a medical record, such information may be kept in an appropriately labeled file but must be associated with the member's medical record as soon as one is established. The Contractor shall require the PCP to respond to RBHA/provider information requests pertaining to ADHS enrolled members including, but not limited to, current diagnosis, medication, pertinent laboratory results, last PCP visit, and last hospitalization. For prior period coverage, the Contractor is responsible for payment of all claims for medically necessary covered behavioral health services to members not enrolled with ADHS.

Medication Management Services: The Contractor shall allow PCPs to provide medication management services (prescriptions, medication monitoring visits, laboratory and other diagnostic tests necessary for diagnosis and treatment of behavioral disorders) to members with diagnoses of depression, anxiety and attention deficit hyperactivity disorder. The Contractor shall make available, on the Contractor's formulary, medications for the treatment of these disorders.

The Contractor shall ensure that training and education is available to PCPs regarding behavioral health referral and consultation procedures. The Contractor shall establish policies and procedures for referral and consultation and shall include them in their provider manual. Also, Contractors shall inform PCPs about the availability of resource information through the Maricopa Integrated Health System's Psychiatric Residency Training Program and the Arizona Medical Association regarding the diagnosis and treatment of behavioral health disorders.

The Contractor shall ensure that its quality management program incorporates monitoring of the PCP's management of behavioral health disorders.

3. AHCCCS MEDICAL POLICY MANUAL

The AHCCCS Medical Policy Manual (AMPM) is hereby incorporated by reference into this contract. The Contractor is responsible for complying with the requirements set forth within. The AMPM with search capability and linkages to AHCCCS rules, Statutes and other resources is available to all interested parties through the AHCCCS Home Page on the Internet (www.ahcccs.state.az.us). Upon adoption by AHCCCSA, AMPM updates will be available through the Internet at the beginning of each month. If required, the Contractors may receive one hard copy of the AMPM, free of charge, from AHCCCSA, Office of Medical Management, however, the Contractor shall be responsible for maintaining such copies current with these updates.

4. VACCINE FOR CHILDREN PROGRAM

Federal legislation passed in 1993 (OBRA 93) amended Title XIX of the Social Security Act and created the Vaccine for Children (VFC) program which became effective 10/1/94. Through this program, the federal and state governments purchase, and make available to providers free of charge, vaccines for AHCCCS children under age 19. Therefore, the Contractor shall not utilize AHCCCS funding to purchase vaccines for members under the age of 19. Any provider, licensed by the State to administer immunizations, may register with ADHS as a "VFC provider" and receive free vaccines. The Contractor shall comply with all VFC requirements and


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monitor its providers to ensure that, if providing immunizations to AHCCCS members under the age of 19, the providers are registered with ADHS/VFC.

5. DENIALS OR REDUCTIONS OF SERVICES

When any covered service subject to prior authorization is denied, reduced, suspended or terminated, the Contractor shall comply with the notice, request for hearing and continuation of benefit requirements specified in 42 CFR ss.431.200, et seq., A.A.C. R9-22-Article 13 and R9-31-Article 13, and the AHCCCS Member Rights and Responsibilities Policy. This information must be explained in the Member handbook provided for each member by the Contractor. The Contractor is required to promptly provide any services specified in the AHCCCS Director's decisions, irrespective of whether or not a Petition for Rehearing is filed. Also, refer to Attachment H, Grievance and Request for Hearing Process and Standards.

6. ENROLLMENT AND DISENROLLMENT

AHCCCSA has the exclusive authority to enroll and disenroll members. The Contractor shall not disenroll any member for any reason unless directed to do so by AHCCCSA. Eligibility for the various AHCCCS coverage groups is determined by one of the following agencies:

Social Security
Administration (SSA)          SSA determines eligibility for the Supplementary
                              Security Income (SSI) cash program. SSI cash recipients are automatically eligible for AHCCCS coverage.

Department of Economic
Security (DES)                DES determines eligibility for the families with
                              children, pregnant women and children under SOBRA, under section 1931 of the Social Security Act, the Adoption Subsidy Program, Title IV-E foster care children, Young Adult Transition Insurance
                              Program, the Federal Emergency Services program
                              (FES), and effective 10/1/2001, the Title XIX
                              Waiver Members.

AHCCCSA AHCCCSA determines eligibility for the SSI/MAO groups, including the FES program for this population (aged, disabled, blind), the Arizona Long-Term Care System (ALTCS), the Qualified Medicare Beneficiary program and other Medicare cost sharing programs, and the Title XXI program, KidsCare.

Arizona's 15 Counties         Proposition 204 legislation permits DES to allow
                              counties to continue to perform eligibility determinations for AHCCCS until October 1, 2002.

AHCCCS acute care members are enrolled with contractors in accordance with the rules set forth in R9-22, Article 17.

Health Plan Choice

Title XIX members, including Title XIX waiver members, have a choice of available health plans. A listing of the available health plans and their telephone numbers will be given to each applicant during the application process for AHCCCS benefits. Also included are instructions to applicants to call the health plans directly with specific questions concerning the health plan. If there is only one health plan available for the applicant's


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Geographical Service Area, no choice is offered. Members who do not choose prior to AHCCCSA's being notified of their eligibility are automatically assigned to a health plan based on family continuity or the auto-assignment algorithm.

Title XXI members must select a health plan prior to being determined eligible and therefore, will not be auto-assigned. When a member is transferred from Title XIX to Title XXI and has not made a health plan choice for Title XXI, the member will remain with the Title XIX health plan and a choice notice will be sent to the member. The member may then change plans no later than 16 days from the date the choice notice is sent.

Exceptions to the above enrollment policies for Title XIX members include: previously enrolled members who have been disenrolled for less than 90 days will be automatically enrolled with the same contractor, if that contractor is still available. Also, women who are eligible for the Family Planning Services Extension Program will automatically remain assigned to the same health plan. The Family Planning Services Extension Program provides a maximum of 24 months of family planning services.

The effective date of enrollment for a new Title XIX member with the Contractor will generally be the day prior to the date the Contractor receives notification from AHCCCSA via the daily roster. However, the Contractor is responsible for payment of medically necessary covered services retroactive to the member's beginning date of eligibility.

The effective date of enrollment for a Title XXI member will be the first day of the month following notification to the health plan. If a Title XXI member is determined eligible by the 25th of the month, the member will be enrolled with the health plan as of the 1st of the following month. If the member is determined eligible AFTER the 25th of the month, the member will be enrolled with the health plan as of the 1st of the second following month.

Proposition 204 and Title XIX Waiver Member Expansion/Conversion:


                                             Date Expansion or             Enrollment
Expansion and Conversion Population       Conversion is Initiated          Methodology
----------------------------------------  ------------------------         -----------
QMB Only to QMB Dual Conversion
  under SSI-MAO                              4/1/01                   Current Title XIX rules
New SSI-MAO's from 76% to 100% FPL           4/1/01 onward            Current Title XIX rules
Eligible parents of SOBRA children
  and KidsCare children up to 100% FPL       7/1/01-9/1/01            Family Continuity
17 & 18 year old KidsCare children
  converting to Title XIX                    Redetermination date     Remain in current health plan
MNMI (prior to 10/1/01)                      4/1/01-10/1/01           Current MNMI rules
SOBRA Family Planning notified of
  increase in Title XIX income limit to
  100% FPL.                                  10/1/01                  Remain in current health plan
SMI SSI's                                     7/1/01-9/1/01            Current Title XIX rules
Premium Sharing Conversion members with
  income at or below 100% FPL who are
  not parents of SOBRA children or
  KidsCare children                          10/1/O1                  Remain in current health plan
EAC/ELIC's who don't convert to KidsCare
  will be converted to a Title XIX
  group, probably SOBRA                      10/1/O1                  Remain in current health plan
Title XIX Waiver members                     10/1/01                  Current Title XIX rules
----------------------------------------------------------------------------------------------------

Prior Period Coverage: AHCCCS provides prior period coverage for Title XIX members. Prior period coverage starts from the first day of the month of application, or first eligible month, whichever is later, to the day a member is enrolled with the Contractor. For MED's, prior period coverage is the time period from the


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date the member met spenddown to the date of eligibility approval. The
Contractor is responsible for payment of all claims for medically necessary covered services provided to members during prior period coverage. This may include services provided prior to the contract year (See Section D, Paragraph 37, Compensation, for a description of the Contractor's reimbursement from AHCCCSA for this eligibility time period.)

Newborns: Newborns born to AHCCCS-eligible mothers, including Title XXI mothers, who were enrolled at the time of the child's birth, and whose newborn notification was received by AHCCCSA, will be enrolled with the mother's health plan. The Contractor is responsible for notifying AHCCCSA of a child's birth to an enrolled member. Capitation to the Contractor will begin on the date notification is received by AHCCCSA (except for cases of births during prior period coverage). The effective date of AHCCCS eligibility will be the newborn's date of birth, and the Contractor is responsible for all covered services to the newborn whether or not AHCCCSA has received notification of the child's birth. Note that AHCCCSA is currently available to receive notification calls 24 hours a day, 7 days a week. Eligible mothers of newborns are sent a letter advising them of their right to choose a different contractor for their child; otherwise the child will remain with the mother's contractor.

Newborns of FES mothers are auto-assigned to a health plan and mothers of these newborns are sent a letter advising them of their right to choose a different health plan for their child. In the event the FES mother chooses a different health plan, AHCCCS will recoup all capitation paid to the originally assigned plan and the baby will be enrolled retroactive to the date of birth in the second plan. The second plan will receive prior period capitation from the date of birth to the day before assignment and prospective capitation from the date of assignment forward. The second contractor will be responsible for all covered services to the newborn from date of birth.

Enrollment Guarantees: Upon initial capitated enrollment as a Title XIX-eligible member, the member is guaranteed a minimum of five full months of continuous enrollment. Upon initial capitated enrollment as a Title XXI-eligible member, the member is guaranteed a minimum of 12 full months of continuous enrollment. Enrollment guarantees do not apply to Native Americans who choose to obtain their covered services through Indian Health Services
(IHS) on a fee-for-service basis or children enrolled with Department of Economic Security/Comprehensive Medical and Dental Program. The enrollment guarantee applies a maximum of one time per member per eligibility category for Title XIX and Title XXI members. If a member changes from one contractor to another within the enrollment guarantee period, the remainder of the guarantee period applies to the new contractor. The enrollment guarantee may not be granted or may be terminated if the member is incarcerated or, if a minor child is adopted. AHCCCS Rule R9-22, Article 17 and R9-31, Article 3 describes other reasons for which the enrollment guarantee may not apply.

Native Americans: Native Americans, on or off-reservation, have a choice to receive services from Indian Health Services (IHS), a PL 93-638 tribal facility or any available contractor. If choice is not available or made within the specified time limit, Native American Title XIX members living on-reservation will be assigned to IHS. Native American Title XIX members living off-reservation will be assigned to an available contractor using AHCCCSA's family continuity policy and auto-assignment algorithm. Native Americans may change from IHS to a contractor or from a contractor to IHS at any time. Native American Title XXI members must make a choice prior to being determined eligible.

7. MAINSTREAMING OF AHCCCS MEMBERS

To ensure mainstreaming of AHCCCS members, the Contractor shall take affirmative action so that members are provided covered services without regard to payer source, race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual preference, genetic information, or physical or mental handicap, except where medically indicated. Contractors must take into account a member's culture, when addressing members


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and their concerns, and must take reasonable steps to encourage subcontractors to do the same. The Contractor must make interpreters available for members to ensure appropriate delivery of covered services.

Examples of prohibited practices include, but are not limited to, the following:

a. Denying or not providing a member any covered service or access to an available facility.

b. Providing to a member any covered service which is different, or is provided in a different manner or at a different time from that provided to other members, other public or private patients or the public at large except where medically necessary.

c. Subjecting a member to segregation or separate treatment in any manner related to the receipt of any covered service; restricting a member in any way in his or her enjoyment of any advantage or privilege enjoyed by others receiving any covered service.

d. The assignment of times or places for the provision of services on the basis of the race, color, creed, religion, age, sex, national origin, ancestry, marital status, sexual preference, income status, AHCCCS membership, or physical or mental handicap of the participants to be served.

If the Contractor knowingly executes a subcontract with a provider with the intent of allowing or permitting the subcontractor to implement barriers to care (i.e. the terms of the subcontract act to discourage the full utilization of services by some members), the Contractor will be in default of its contract.

If the Contractor identifies a problem involving discrimination by one of its providers, it shall promptly intervene and implement a corrective action plan. Failure to take prompt corrective measures may place the Contractor in default of its contract.

8. MEMBER INFORMATION

All informational materials prepared by the Contractor shall be approved by AHCCCSA prior to distribution to members. The reading level and name of the evaluation methodology used should be included.

o All materials shall be translated when the Contractor is aware that a language is spoken by 3,000 or 10% (whichever is less) of the Contractor's members who also have Limited English Proficiency (LEP) in that language.

o All vital materials shall be translated when the Contractor is aware that a language is spoken by 1,000 or 5% (whichever is less) of the Contractor's members who also have LEP in that language. Vital materials must include, at a minimum, notices for denials, reductions, suspensions or terminations of services, vital information from the member handbooks and consent forms.

o All written notices informing members of their right to interpretation and translation services in a language shall be translated when the Contractor is aware that 1,000 or 5% (whichever is less) of the Contractor's members speak that language and have LEP.

When there are program or service site changes, notification shall be provided to the affected members at least 14 days before implementation. The Contractor shall review and update the Member Handbook at least once a year. The Handbook must be submitted to AHCCCSA Office of Managed Care for approval by Sept. 1 of each contract year, or within four weeks of receiving the annual renewal amendment, whichever is later.

The Contractor shall make every effort to ensure that all information prepared for distribution to members is written at a 4th grade level.


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The Contractor shall produce and provide the following printed information to each member or family within 10 days of receipt of notification of the enrollment date:

I. A Member Handbook which, at a minimum, shall include the following items that are also listed in the Office of Managed Care, Operations Policy #404, Member Information Policy:

     a.   A table of contents.

     b. A general description of how managed care works, particularly in regards to member responsibilities, appropriate utilization of services and the PCP's role as gatekeeper of services.

     c. A description of all available covered services and an explanation of any service limitations or exclusions from coverage and a notice stating that the Contractor will be liable only for those services authorized by the Contractor. The description should include a brief explanation of the Contractor's approval and denial process.

     d.   Information on what to do when family size changes.

     e.   How to obtain a PCP.

     f.   How to change PCPs.

     g.   How to make, change and cancel appointments with a PCP or dentist.

     h. List of applicable copayments (including a statement that care will not be denied due to lack of copayment). The member handbook must clearly state that members cannot be billed for covered services (other than applicable copayments), what to do if they are billed, and under what circumstances a member may be billed for non-covered services.

     i. Dual eligibility (i.e. Medicare and Medicaid); services received in and out of the Contractor's network; copayments. See Section D, Paragraph 41, Medicare Services and Cost Sharing.

     j. The process of referral to specialists and other providers, including access to behavioral health services provided by the ADHS RBHA system.

     k.   How to contact Member Services and a description of its function.

     l. What to do in case of an emergency and instructions for receiving advice on getting care in case of an emergency. In a life-threatening situation, the member handbook should instruct members to use the emergency medical services (EMS) available and/or activate EMS by dialing 9-1-1. The handbook should contain information on proper emergency service utilization.

     m. How to obtain emergency transportation and medically necessary transportation.

     n. EPSDT services. A description of the purpose and benefits of EPSDT services, including the required components of EPSDT screenings and the provision of all medically necessary services to treat a physical or mental illness discovered by the screenings. Screenings include a comprehensive history and developmental/behavioral health screening, comprehensive unclothed physical examination, appropriate vision testing, hearing testing, laboratory tests, dental screening and immunizations.

     o.   Maternity and family planning services.

     p. Description of covered behavioral health services and how to access these services.

     q. Description of all covered dental services and how to access these services.

     r.   Out of county/out of state moves.

     s. Grievance and request for hearing procedures, including a clear explanation of the members right to file a grievance and request for hearing and to appeal any decision that affects the member's receipt of covered services.

     t. Contributions the member can make towards his/her own health, member responsibilities, appropriate and inappropriate behavior, and any other information deemed essential by the Contractor or AHCCCS. This shall include a statement that the member is responsible for protecting his or her ID card and that misuse of the card, including loaning, selling or giving it to others could result in loss of the members eligibility and/or legal action. A sentence shall be included that stresses the importance of members keeping, not discarding, the swipe ID card.


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     u.   How to access after-hours care (urgent care).

     v.   Advance directives for adults.

     w. Use of other sources of insurance. See Section D, Paragraph 40, Coordination of Benefits.

     x.   The last revision date.

     y.   Member's notification rights and responsibilities under AAC R9-22,
          Article 13 and AHCCCS policy.

     z. A description of Fraud and Abuse including instructions on how to report suspected fraud or abuse. This shall include a statement that misuse of a member's identification card, including loaning, selling or giving it to others could result in loss of the member's eligibility and/or legal action against the member

     aa. A statement that informs the member of their right to request information on whether or not the health plan has Physician Incentive Plans (PIP) that affect the use of referral services, the right to know the types of compensation arrangements the plan uses, the right to know whether stop-loss insurance is required and the right to a summary of member survey results (in accordance with PIP regulation).

     bb. Members right to be treated fairly regardless of race, religion, sex, age or ability to pay.

     cc. Instructions for obtaining culturally competent materials, including translated member materials.

     dd. A description of the criteria and procedures for requesting a health plan change.

     ee.  Information regarding prenatal HIV testing and counseling services.

     ff. Members have a right to know of providers who speak languages other than English.


II. A list of the names, telephone numbers and service site addresses of PCPs available for selection by the member and a description of the selection process. Upon request by the member, the Contractor must make information available regarding provider qualifications.

Regardless of the format chosen by the Contractor, the member handbook must be printed in a type style and size, which can easily be read by members with varying degrees of visual impairment. At a minimum, the member handbook shall also contain the following language regarding questions, problems, grievances and requests for hearings (Ref. AHCCCS Rule R9-22-518 and R9-31-518):

Q. What if I have any questions, problems or complaints about [Contractor's name]?

A. If you have a question or problem, please call _____________________ and ask to talk to a Member Representative. They are there to help you.

A. If you have a specific complaint about your medical care, the Member Representative will help you.

Q.   What if I'm not happy with the help given to me by the Member
     Representative?

A. If you are unhappy with the answer you receive, you can tell the Member Representative you want to file a written or oral grievance. The grievance must be filed not later than 60 days after the date of the action, decision, or incident.

A. [Contractor's name] will make a final decision for grievances within 30 days of receiving your written or oral grievance. A letter will be mailed to you stating the health plan's decision and the reason for the decision. The letter will tell you how you can appeal the decision if you are still unhappy. You must let the health plan know you want to appeal the decision letter.

A. If you are appealing the health plan's decision, [Contractor's name] will send your request for appeal to the AHCCCSA. You will receive information from AHCCCSA on how your appeal will be handled. AHCCCSA will then decide if the health plan's decision was correct under the circumstances.


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9. MEMBER SURVEYS

AHCCCSA may periodically conduct a survey of a representative sample of the Contractor's membership. AHCCCSA will design a questionnaire to assess accessibility, availability and continuity of care with PCPs; communication between members and the Contractor; and general member satisfaction with the AHCCCS program. To ensure comparability of results, the questions to the members will be the same for all contractors. AHCCCSA will consider suggestions from the Contractor for questions to be included in each survey. The results of these surveys will become public information and available to all interested parties upon request. In addition, unless waived by AHCCCSA, the Contractor shall perform its own annual general or focused member survey. All such contractor surveys must be approved in advance by AHCCCSA.

10. MARKETING

The Contractor shall submit all proposed marketing and outreach materials and events that will involve the general public to the AHCCCS Marketing Committee for prior approval in accordance with the AHCCCS Health Plan Marketing Policy. The Contractor must have signed contracts with PCPs, specialists, dentists, and pharmacies in order for them to be included in marketing materials.

11. ANNUAL ENROLLMENT CHOICE

AHCCCSA conducts an Annual Enrollment Choice (AEC) for members on their annual anniversary date. AHCCCSA may hold an open enrollment on a limited basis as deemed necessary. During AEC, members may change contractors subject to the availability of other contractors within their Geographic Service Area. Members are mailed a printed enrollment form and may choose a new contractor by contacting AHCCCSA to complete the enrollment process. If the member does not participate in the AEC, no change of contractor will be made (except for approved changes under the Change of Plan Policy) during the new anniversary year. This holds true if the Contractor's contract is renewed and the member continues to live in the Contractor's service area. The Contractor shall comply with the Office of Managed Care Member Transition for Annual Enrollment Choice and Other Plan Changes policy.

12. TRANSITION OF MEMBERS

The Contractor shall comply with the AMPM, and the Office of Managed Care Member Transition for Annual Enrollment Choice and Other Plan Changes standards for member transitions between health plans or GSAs, to or from an ALTCS program contractor, IHS, a PL 93-638 tribal entity, and upon tennination or expiration of a contract. The Contractor shall develop and implement policies and procedures, which comply with AHCCCS medical policy to address transition of:

1. Members with significant medical conditions such as a high-risk pregnancy or pregnancy within the last 30 days, the need for organ or tissue transplantation, chronic illness resulting in hospitalization or nursing facility placement, etc.;

2. Members who are receiving ongoing services such as dialysis, home health, chemotherapy and/or radiation therapy or who are hospitalized at the time of transition;

3. Members who have received prior authorization for services such as scheduled surgeries, out-of-area specialty services, nursing home admission;

4. Prescriptions, DME and medically necessary transportation ordered for the transitioning member by the relinquishing contractor; and


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5.   Medical records of the transitioning member (the cost of reproducing and forwarding medical records shall be the responsibility of the relinquishing AHCCCS contractor).

When relinquishing members, the Contractor is responsible for timely notification of the receiving contractor regarding pertinent information related to any special needs of transitioning members. The Contractor, when receiving a transitioning member with special needs, is responsible to coordinate care with the relinquishing contractor in order that services not be interrupted, and for providing the new member with health plan and service information, emergency numbers and instructions of how to obtain services.

In the event the contract, or any portion thereof, is terminated for any reason, or expires, the Contractor shall assist AHCCCSA in the transition of its members to other contractors, and shall abide by standards and protocols set forth above. In addition, AHCCCSA reserves the right to extend the term of the contract on a month-to-month basis to assist in any transition of members. The Contractor shall make provision for continuing all management and administrative services until the transition of all members is completed and all other requirements of this contract are satisfied. The Contractor shall be responsible for providing all reports set forth in this contract and necessary for the transition process and shall be responsible for the following:

a.   Notification of subcontractors and members.

b. Payment of all outstanding obligations for medical care rendered to members.

c. Until AHCCCSA is satisfied that the Contractor has paid all such obligations, the Contractor shall provide the following reports to
     AHCCCSA:

d.   A monthly claims aging report by provider/creditor including IBNR amounts;

e.   A monthly summary of cash disbursements;

f.   Copies of all bank statements received by the Contractor.

g. Such reports shall be due on the fifth day of each succeeding month for the prior month.

h. In the event of termination or suspension of the contract by AHCCCSA, such termination or suspension shall not affect the obligation of the Contractor to indemnify AHCCCSA for any claim by any third party against the State or AHCCCSA arising from the Contractor's performance of this contract and for which the Contractor would otherwise be liable under this contract.

i. Any dispute by the Contractor with respect to termination or suspension of this contract by AHCCCSA shall be exclusively governed by the provisions of Section E, Paragraph 26, Disputes.

j. Any funds advanced to the Contractor for coverage of members for periods after the date of termination shall be returned to AHCCCSA within 30 days of termination of the contract.


13. STAFF REQUIREMENTS AND SUPPORT SERVICES

The Contractor shall have in place the organization, management and administrative systems capable of fulfilling all contract requirements. For the purposes of this contract, the Contractor shall not employ or contract with any individual that has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity. At a minimum, the following staff is required.

a. A full-time Administrator/CEO/COO who is available at all times to fulfill the responsibilities of the position and to oversee the entire operation of the health plan. The Administrator shall devote sufficient time to the Contractor's operations to ensure adherence to program requirements and timely response to AHCCCS Administration.

b. A Medical Director who shall be an Arizona-licensed physician. The Medical Director shall be actively involved in all-major clinical programs and QM/UM components of the Contractor's health plan. The Medical Director shall devote sufficient time to Contractor's health plan to ensure timely medical decisions, including after-hours consultation as needed.


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c.   A Chief Financial Officer/CFO who is available at all times to fulfill the responsibilities of the position and to oversee the budget and accounting systems implemented by the Contractor.

d. A Quality Management/Utilization Management Coordinator who is an Arizona-licensed registered nurse, physician or physician's assistant.

e. A Maternal Healthl/EPSDT Coordinator who shall be an Arizona-licensed registered nurse, physician or physician's assistant; or have a Master's degree in health services, public health or health care administration or other related field.

f. A Behavioral Health Coordinator who shall be a behavioral health professional as described in Health Services Rule R9-20. The Behavioral Health Coordinator shall devote sufficient time to ensure that the Contractor's behavioral health referral and coordination activities are implemented per AHCCCSA requirements.

g. Prior Authorization staff to authorize medical care 24 hours per day, 7 days per week. This staff shall include an Arizona-licensed registered nurse, physician or physician's assistant.

h. Concurrent Review staff to conduct inpatient concurrent review. This staff shall consist of an Arizona-licensed registered nurse, physician, physician's assistant or an Arizona-licensed practical nurse experienced in concurrent review and under the direct supervision of a registered nurse, physician or physician's assistant.

i. Member Services Manager and staff to coordinate communications with members and act as member advocates. There shall be sufficient Member Service staff to enable members to receive prompt resolution to their problems, and to meet the Contractor's standards for telephone abandonment rates and telephone hold times.

j. Provider Services Manager and staff to coordinate communications between the Contractor and its subcontractors. There shall be sufficient Provider Services staff to enable providers to receive prompt resolution to their problems or inquiries.

k. A Claims Administrator and Claims Processors to ensure the timely and accurate processing of original claims, claims correction letters, re-submissions and overall adjudication of claims.

1. Encounter Processors to ensure the timely and accurate processing and submission to AHCCCSA of encounter data and reports.

m. A Grievance Coordinator who will manage and adjudicate member and provider grievances.

n. Clerical and Support staff to ensure appropriate functioning of the Contractor's operation.

The Contractor shall inform AHCCCSA, Office of Managed Care, in writing and provide a resume within seven days of staffing changes in the following key positions:


     Administrator                       Member Services Manager
     Medical Director                    Provider Services Manager
     Chief Financial Officer             Claims Administrator
     Maternal Health/ EPSDT Coordinator  Quality Management/Utilization Management
     Grievance Coordinator               Coordinator
                                         Behavioral Health Coordinator

The Contractor shall ensure that all staff has appropriate training, education, experience and orientation to fulfill the requirements of the position. See the AMPM, Chapter 600 for specific position requirements.

14. WRITTEN POLICIES, PROCEDURES AND JOB DESCRIPTIONS

The Contractor shall develop and maintain written policies, procedures and job descriptions for each functional area of its health plan, consistent in format and style. The Contractor shall maintain written guidelines for developing, reviewing and approving all policies, procedures and job descriptions. All policies and procedures


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shall be reviewed at least annually to ensure that the Contractor's written policies reflect current practices. Reviewed policies shall be dated and signed by the Contractor's appropriate manager, coordinator, director or administrator. All medical and quality management policies must be approved and signed by the Contractor's Medical Director. Job descriptions shall be reviewed at least annually to ensure that current duties performed by the employee reflect written requirements.

15. ADVANCE DIRECTIVES

The Contractor shall maintain policies and procedures addressing advanced directives for adult members that specify:

a. Each contract or agreement with a hospital, nursing facility, home health agency, hospice or organization responsible for providing personal care must comply with federal and State law regarding advance directives for adult members. Requirements include:

     (1) Maintaining written policies that address the rights of adult members to make decisions about medical care, including the right to accept or refuse medical care, and the right to execute an advance directive. If the agency/organization has a conscientious objection to carrying out an advance directive, it must be explained in policies. (A health care provider is not prohibited from making such objection when made pursuant to A.R.S. ss. 36-3205.C.1.)

     (2) Provide written information to adult members regarding each individual's rights under State law to make decisions regarding medical care, and the health care provider's written policies concerning advance directives (including any conscientious objections).

     (3) Documenting in the member's medical record whether or not the adult member has been provided the information and whether an advance directive has been executed.

     (4) Not discriminating against a member because of his or her decision to execute or not execute an advance directive, and not making it a condition for the provision of care.

     (5) Providing education to staff on issues concerning advance directives including notification of direct care providers of services, such as home health care and personal care, of any advanced directives executed by members to whom they are assigned to provide services.

b. Contractors shall encourage subcontracted PCPs to comply with the requirements of subparagraph a. (2) through (5) above. Contractors shall also encourage health care providers specified in subparagraph a. to provide a copy of the member's executed advanced directive, or documentation of refusal, to the member's PCP for inclusion in the member's medical record.

16. PERFORMANCE STANDARDS

All Performance Standards described below apply to Title XIX, Title XXI, and state-only member populations. Effective October 1, 2001, AHCCCS requires Contractors to implement the Quality Improvement System for Managed Care (QISMC). AHCCCS will work with the Contractors to develop quality improvement projects that will meet the QISMC guidelines. Compliance with this requirement is a part of the Operational and Financial Review.

Contractors must meet AHCCCS stated Minimum Performance Standards. However, it is equally important that Contractors continually improve their performance indicator outcomes from year to year, as defined by QISMC. Contractors shall strive to meet the ultimate standard, or Benchmark, established by AHCCCS.


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Any statistically significant drop in the Contractor's performance level for any indicator must be explained by the Contractor in its annual quality management program evaluation. If a Contractor has a significant drop in any indicator without a justifiable explanation, it will be required to submit a corrective action plan and may be subject to sanctions.

AHCCCS has established three levels of performance:

o Minimum Performance Standard - A Minimum Performance Standard is the minimally expected level of performance by the Contractor. If a Contractor does not achieve this standard for two consecutive years, the Contractor will be required to submit a corrective action plan and may be subject to sanctions. If the rate for any indicator declines to a level below the AHCCCS Minimum Performance, the Contractor will be required to submit a corrective action plan and may be subject to sanctions.

o Goal - A Goal is a reachable standard for a given performance indicator for the Contract Year. If the Contractor has already met or exceeded the AHCCCS Minimum Performance Standard for any indicator, the Contractor must strive to meet the CYE 2002 Goal for the indicator(s).

o Benchmark - A Benchmark is the ultimate standard to be achieved. Contractors that have already achieved or exceeded the Goal for any performance indicator must strive to meet the Benchmark for the indicator(s). Contractors that have achieved the Benchmark are expected to maintain this level of performance for future years.

A Contractor that has not shown demonstrable and sustained improvement toward meeting AHCCCS Performance Standards shall develop a corrective action plan. The corrective action plan must be received by the Office of Medical Management within 30 days of receipt of notification from AHCCCS. This plan must be approved by AHCCCS prior to implementation. AHCCCS may conduct one or more follow-up onsite reviews to verify compliance with a corrective action plan. Failure to achieve adequate improvement may result in sanction imposed by AHCCCS.

Performance Indicators: For CYE 2001, the Contractor shall comply with AHCCCS quality management requirements to improve performance for all AHCCCS established performance indicators. Complete descriptions of these indicators can be found in the Technical Specifications section of the most recently published Health Plan Performance Standards Results and Analysis documents for perinatal, pediatric and adult/adolescent services. For CYE 2002, the indicator for postpartum visits has been eliminated as a contractual performance standard. The Contractor shall continue to monitor rates for postpartum visits and implement interventions as necessary to improve or sustain its rates. This activity will be monitored by AHCCCS during the annual Operational and Financial Review.

In addition, AHCCCS has established standards for the following indicators:

EPSDT Participation: The Contractor shall take affirmative steps to increase member participation in the EPSDT program. The participant rate is the number of children younger than 21 years receiving at least one medical screen during the contract year, compared to the number of children expected to receive at least one medical screen. The number of children expected to receive at least one medical screen is based on the AHCCCS EPSDT periodicity schedule and the average period of eligibility.

Pediatric immunizations: The Contractor shall ensure members under age 21 receive age-appropriate immunizations as specified in the AMPM.


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The Contractor shall participate in an annual immunization audit based on random sampling to assess and verify the immunization status of two-year-old members. AHCCCS will provide the Contractor the selected sample, specifications for conducting the audit, the AHCCCSA reporting requirements, and technical assistance. The Contractor shall identify each child's PCP, conduct the assessment, and report to AHCCCS in the required format all immunization data for the two-year-old children sampled. If medical records are missing for more that 5 percent of the sample group, the Contractor is subject to sanctions by AHCCCSA. An External Quality Review Organization (EQRO) may conduct a study to validate the Contractor's reported rates.

The following table identifies the Minimum Performance Standards, Goals and Benchmarks for each indicator:


                                                                                                Benchmark*
Performance Indicator                                CYE 02 Minimum               CYE 02        (Healthy
                                                     Performance Standard         Goal          People Goals)
-------------------------------------------------------------------------------------------------------------
Immunization of two-year-olds 3 antigen series             78%                      82%              90%
(4:3:1)
Immunization of two-year-olds 5 antigen series             67%                      73%              90%
(4:3:1:2:3)
Immunizations of two-year-olds                             82%                      85%              90%
  DtaP      4 doses
  Polio     3 doses                                        88%                      90%              90%
  MMR -     1 dose                                         88%                      90%              90%
  Hib       2 doses                                        85%                      90%              90%
  HBV       3 doses                                        81%                      87%              90%
  Varicella 1 dose                                         73%                      80%              90%
Dental visits                                              45%                      55%              90%
Well-child Visits 15 Months                                58%                      64%              90%
Well-child Visits 3-6 Years                                48%                      64%              80%
EPSDT Participation                                        58%                      80%              80%
Children's Access to PCP's                                 77%                      80%              95%
Cervical Cancer Screening (3-yr period) **                 57%                      60%              85%
Breast Cancer Screening                                    55%                      60%              60%
Adolescent Well-care Visits                                48%                      49%              50%
Adult Ambulatory/Preventive Care                           78%                      80%              95%
Low Birth Weight                                           8.5%                     7.5%              5%
Initiation of Prenatal Care                                59%                      65%              90%
-------------------------------------------------------------------------------------------------------------

*Benchmarks for each performance indicator are based on Healthy People 2000 and 2010 goals for health promotion and disease prevention, as determined by the U.S. Department of Health and Human Services.
**AHCCCS reported an overall three-year rate for cervical cancer screening, consistent with HEDIS methodology, for CYE 1999. Results were not calculated for individual Health Plans. AHCCCS will develop a methodology for compiling a three-year rate for individual Health Plans for CYE 2000 and use this rate in the future.

Access to Care: During the contract year AHCCCSA will pursue the feasibility of developing and establishing baseline information for two new measures: Provider Turnover and Availability of Language Interpretation Services.


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17. QUALITY MANAGEMENT AND UTILIZATION MANAGEMENT (QM/UM)

Quality Management (QM): The Contractor shall provide quality medical care to members, regardless of payer source or eligibility category. The Contractor shall execute processes to assess, plan, implement and evaluate quality management and improvement activities, as specified in the AMPM, Chapter 900, that include at least the following:

o    Conducting Quality Improvement Projects (QIPs);

o    QM monitoring and evaluation activities;

o    Credentialing and recredentialing processes;

o Investigation, analysis, tracking and trending of quality of care issues, abuse and/or complaints; and

o    AHCCCS mandated performance indicators.

The Contractor shall submit, within timelines specified in Attachment F, a written QM plan that addresses its strategies for quality improvement and conducting the quality management activities described in this section. Although the Contractor is no longer required to conduct two clinical studies during each contract year, the Contractor shall conduct quality improvement projects as required by the AMPM, Chapter 900.

The Contractor may combine its plan for quality improvement and quality management activities with the plan that addresses utilization management as described below.

Utilization Management (UM): The Contractor shall execute processes to assess, plan, implement and evaluate utilization management activities, as specified in the AMPM, Chapter 1000 that include at least the following:

o    Prior authorization;

o    Concurrent review;

o    Continuity and coordination of care;

o    Monitoring and evaluation of over and /or under utilization of services;

o Evaluation of new medical technologies, and new uses of existing technologies; and

o    Development and/or adoption of practice guidelines.

The Contractor shall maintain a written UM plan that addresses its plan for monitoring UM activities described in this section. The plan must be submitted for review by AHCCCS OMM within timelines specified in Attachment F.

18. PHYSICIAN INCENTIVES

The Contractor must comply with all applicable physician incentive requirements and conditions defined in 42 CFR 417.479. These regulations prohibit physician incentive plans that directly or indirectly make payments to a doctor or a group as an inducement to limit or refuse medically necessary services to a member. The Contractor is required to disclose all physician incentive agreements to AHCCCSA and to AHCCCS members who request them.

The Contractor shall not enter into contractual arrangements that place providers at significant financial risk as defined in CFR 417.479 unless specifically approved in advance by the Office of Managed Care. In order to obtain approval, the following must be submitted to the Office of Managed Care 45 days prior to the implementation of the contract:


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1.   A complete copy of the contract

2.   A plan for the member satisfaction survey

3.   Details of the stop-loss protection provided

4. A summary of the compensation arrangement that meets the substantial financial risk definition.

The Contractor shall disclose to AHCCCSA the information on physician incentive plans listed in 42 CFR 417.479(h)(1) through 417.479(I) upon contract renewal, prior to initiation of a new contract, or upon request from AHCCCSA or CMS. Please refer to the "Physician Incentive Guidelines" in the Bidder's Library for details on providing required disclosures.

19. APPOINTMENT STANDARDS

For purposes of this section, "urgent" is defined as an acute, but not necessarily life-threatening disorder, which, if not attended to, could endanger the patient's health. The Contractor shall have procedures in place that ensure the following standards are met:

a.   Emergency PCP appointments -       same day of request

b.   Urgent care PCP appointments -     within two days of request

c.   Routine care PCP appointments -    within 21 days of request

For specialty referrals, the Contractor shall be able to provide:

a.   Emergency appointments -           within 24 hours of referral

b.   Urgent care appointments -         within three days of referral

c.   Routine care appointments -        within 30 days of referral

For dental appointments, the Contractor shall be able to provide:

a.   Emergency appointments -           within 24 hours of request

b.   Urgent appointments -              within three days of request

c.   Routine care appointments -        within 45 days of request

For maternity care, the Contractor shall be able to provide initial prenatal care appointments for enrolled pregnant members as follows:

a.   First trimester -                  within 14 days of request

b.   Second trimester -                 within 7 days of request

c.   Third trimester -                  within three days of request

d.   High risk pregnancies -            within three days of identification of
                                        high risk by the Contractor or maternity care provider, or immediately if an emergency exists

If a member needs non-emergent medically necessary transportation, the Contractor shall require its transportation provider to schedule the transportation so that the member arrives no sooner than one hour before the appointment; does not have to wait more than one hour after making the call to be picked up; nor have to wait for more than one hour after conclusion of the appointment for transportation home.

The Contractor shall actively monitor the adequacy of its appointment processes and reduce the unnecessary use of alternative methods such as emergency room visits. The Contractor shall actively monitor and ensure


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that a member's waiting time for a scheduled appointment at the PCP's or specialist's office is no more than 45 minutes, except when the provider is unavailable due to an emergency.

The Contractor shall have written policies and procedures about educating its provider network regarding appointment time requirements. The Contractor must assign a specific staff member or unit within its organization to monitor compliance with appointment standards, and shall require a corrective action plan when appointment standards are not met. Appointment standards shall be included in the Provider Manual.

20. REFERRAL PROCEDURES AND STANDARDS

The Contractor shall have adequate written procedures regarding referrals to specialists, to include, at a minimum, the following:

a.   Use of referral forms clearly identifying the Contractor

b.   A system for resolving disputes regarding the referrals

c. Having a process in place that ensures the member's PCP receives all specialist and consulting reports and a process to ensure PCP follow-up of all referrals including EPSDT referrals for behavioral health services

d. A referral plan for any member who is about to lose eligibility and who requests information on low-cost or no-cost health care services

e.   Referral to Medicare HMO including payment of copayments

The Contractor shall comply with all applicable physician referral requirements and conditions defined in Sections 1903(s) and 1877 of the Social Security Act. Upon finalization of the regulations, the Contractor shall comply with all applicable physician referral requirements and conditions defined in 42 CFR
Part 411, Part 424, Part 435 and Part 455. Sections 1903(s) and 1877 of the Act prohibits physicians from making referrals for designated health services to health care entities with which the physician or a member of the physician's family has a financial relationship. Designated health services include:

     Clinical laboratory services
     Physical therapy services
     Occupational therapy services
     Radiology services
     Radiation therapy services and supplies
     Durable medical equipment and supplies
     Parenteral and enteral nutrients, equipment and supplies
     Prosthetics, orthotics and prosthetic devices and supplies
     Home health services
     Outpatient prescription drugs
     Inpatient and outpatient hospital services

21. PROVIDER MANUAL

The Contractor shall develop, distribute and maintain a provider manual. The Contractor shall ensure that each contracted provider is issued a copy of the provider manual and is encouraged to distribute a provider manual to any individual or group that submits claim and encounter data. The Contractor remains liable for ensuring that all providers, whether contracted or not, meet the applicable AHCCCS requirements such as covered services, billing, etc. At a minimum, the Contractor's provider manual must contain information on the following:


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a.   Introduction to the Contractor which explains the Contractor's organization and administrative structure

b.   Provider responsibility and the Contractor's expectation of the provider

c.   Overview of the Contractor's Provider Service department and function

d. Listing and description of covered and non-covered services, requirements and limitations including behavioral health services

e. Emergency room utilization (appropriate and non-appropriate use of the emergency room)

f. EPSDT Services - screenings include a comprehensive history, developmental/behavioral health screening, comprehensive unclothed physical examination, appropriate vision testing, hearing testing, laboratory tests, dental screenings and immunizations

g.   Dental services

h.   Maternity/Family Planning services

i.   The Contractor's policy regarding PCP assignments

j. Referrals to specialists and other providers, including access to behavioral health services provided by the ADHS/RBHA system.

k.   Grievance and request for hearing rights

1.   Billing and encounter submission information
     -indicate which form UB92, HCFA 1500, or Form C is to be used for services -indicate which fields are required for a claim to be considered acceptable by the Contractor. A completed sample of each form shall be included

m. Contractor's written policies and procedures which affect the provider(s) and/or the provider network

n.   Claims re-submission policy and procedure

o. Reimbursement, including reimbursement for dual eligibles (i.e. Medicare and Medicaid) or members with other insurance

p.   Explanation of remittance advice

q.   Prior authorization and notification requirements

r.   Claims medical review

s.   Concurrent review

t.   Fraud and Abuse

u. Formularies (with updates and changes provided in advance to providers, including pharmacies)

v.   AHCCCS appointment standards

w. Americans with Disabilities Act (ADA) requirements and Title VI, as applicable

x.   Eligibility verification

y. Cultural competency information, including notification about Title VI of the Civil Rights Act of 1964. Providers should also be informed of how to access interpretation services to assist members who speak a language other the English or who use sign language.

22. PRIMARY CARE PROVIDER STANDARDS

The Contractor shall include in its provider network a sufficient number of PCPs to meet the requirements of this contract. Health care providers designated by the Contractor as PCPs shall be licensed in Arizona as allopathic or osteopathic physicians who generally specialize in family practice, internal medicine, obstetrics, gynecology, or pediatrics; certified nurse practitioners or certified nurse midwifes; or physician's assistants.

The Contractor shall assess the PCP's ability to meet AHCCCS appointment availability and other standards, when determining the appropriate number of its members to be assigned to a PCP. The Contractor should also consider the PCP's total panel size (i.e. AHCCCS and non-AHCCCS patients) when making this determination. AHCCCS members shall not comprise the majority of a PCP's panel of patients. AHCCCSA shall inform the Contractor when a PCP has a panel of more that 1,800 AHCCCS members (assigned by a single or multiple contractors), to assist in the assessment of the size of their panel. This information will be


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provided on a quarterly basis. The Contractor will adjust the size of a PCP's panel, as needed, for the PCP to meet AHCCCS standards.

The Contractor shall have a system in place to monitor and ensure that each member is assigned to an individual PCP and that the Contractor's data regarding PCP assignments is current. The Contractor is encouraged to assign members with complex medical conditions, who are age 12 and younger, to Board Certified pediatricians. PCP's with assigned members diagnosed with AIDS or as HIV positive shall meet criteria and standards set forth in the AHCCCS Medical Policy Manual.

To the extent required by this contract, the Contractor shall offer members freedom of choice in selecting a PCP. When a new member has been assigned to the Contractor, the Contractor shall inform the member in writing of his enrollment and of his PCP assignment within 10 days of the Contractor's receipt of notification of assignment by AHCCCSA. The Contractor shall include with the enrollment notification a list of all the Contractor's available PCPs and the process for changing the PCP assignment, should the member desire to do so. The Contractor shall confirm any PCP change in writing to the member. Members may make both their initial PCP selection and any subsequent PCP changes either verbally or in writing.

At a minimum, the Contractor shall hold the PCP responsible for the following gatekeeping activities:

a.   Supervision, coordination and provision of care to each assigned member

b.   Initiation of referrals for medically necessary specialty care

c.   Maintaining continuity of care for each assigned member

d. Maintaining the member's medical record, including documentation of all services provided to the member by the PCP, as well as any specialty or referral services.

The Contractor shall establish and implement policies and procedures to monitor PCP gatekeeping activities and to ensure that PCPs are adequately notified of, and receive documentation regarding, specialty and referral services provided to assigned members by specialty physicians, dentists and other health care professionals. Contractor policies and procedures shall be subject to approval by AHCCCSA, Office of Managed Care, and shall be monitored through operational audits. PCPs and specialists who provide inpatient services to the Contractor's members shall have admitting and treatment privileges in a minimum of one general acute care hospital that is located within the Contractor's service area.

23. OTHER PROVIDER STANDARDS

The Contractor shall develop and implement policies and procedures to:

a. Recruit sufficient specialty physicians, dentists, health care professionals, health care institutions and support services to meet the medical needs of its members.

b. Monitor the adequacy, accessibility and availability of its provider network to meet the needs of its members, including the provision of care to members with limited proficiency in English.

Contractor policies shall be subject to approval by AHCCCSA, Office of Managed Care, and shall be monitored through operational audits.

For specialty services, the Contractor shall ensure that:

a. PCP referral shall be required for specialty physician services, except that women shall have direct access to GYN providers without a referral for preventive and routine services. Any waiver of this requirement by the Contractor must be approved in advance by AHCCCSA.


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b.   Specialty physicians shall not begin a course of treatment for a medical condition other than that for which the member was referred, unless approved by the member's PCP.

c. The specialty physicians shall provide to the member's PCP complete documentation of all diagnostic services including copies: of test results; if applicable; treatment services provided; and the resulting outcome for each.

The Contractor shall ensure that a maternity care provider is designated for each pregnant member for the duration of her pregnancy and postpartum care and that maternity services are provided in accordance with the AMPM. The Contractor may include in its provider network the following maternity care providers:

a. Arizona licensed allopathic and/or osteopathic physicians who are general practitioners or specialize in family practice or obstetrics

b.   Certified nurse midwives

c.   Licensed midwives.

Members may choose, or be assigned, a PCP who provides obstetric care (physician or certified nurse midwife). Such assignment shall be consistent with the freedom of choice requirements for selecting health care professionals while ensuring that the continuity of care is not compromised. Members who choose to receive maternity services from a licensed midwife shall also be assigned to a PCP for medical care as primary care is not within the scope of practice for licensed midwives.

All physicians and certified nurse midwives who perform deliveries shall have OB hospital privileges. Licensed midwives perform deliveries only in the member's home. Labor and delivery services may also be provided in the member's home by physicians, certified nurse practitioners and certified nurse midwives who include such services within their practice.

24. NETWORK DEVELOPMENT

The Contractor shall develop and maintain a provider network that is sufficient to provide all covered services to AHCCCS members. It shall ensure covered services are provided promptly and are reasonably accessible in terms of location and hours of operation. There shall be sufficient personnel for the provision of covered services, including emergency medical care on a 24-hour-a-day, 7-days-a-week basis. The proposed network shall be sufficient to provide covered services within designated time and distance limits. For Maricopa and Pima Counties only, this includes a network such that 95% of its members residing within the boundary area of metropolitan Phoenix and Tucson do not have to travel more than 5 miles to see a PCP or pharmacy. 95% of its members residing outside the boundary area must not have to travel more than 10 miles to see such providers. See Attachment B, Minimum Network Requirements, for details on network requirements by Geographic Service Area. Also see Section D, Paragraph 35, Hospital Subcontracting and Reimbursement, for details on changes in hospital subcontracting effective October 1, 2001.

Under the Balanced Budget Act of 1997, the Contractor shall not discriminate with respect to participation in the AHCCCS program, reimbursement or indemnification against any provider based solely on the provider's type of licensure or certification. This provision, however, does not prohibit the Contractor from limiting provider participation to the extent necessary to meet the needs of the Contractor's members. This provision also does not interfere with measures established by the Contractor to control costs consistent with its responsibilities under this contract.


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25. NETWORK MANAGEMENT

The Contractor shall have policies and procedures in place that pertain to all service specifications described in the AMPM, Chapters 300, 600 and 900. In addition, the Contractor shall have policies on how the Contractor will:

a. Communicate with the network regarding contractual and/or program changes and requirements

b. Monitor and control network compliance with policies and rules of AHCCCSA and the Contractor, including compliance with all policies and procedures related to the grievance process and ensuring the member's care is not compromised during the grievance process.

c.   Evaluate the quality of services delivered by the network

d. Provide or arrange for medically necessary covered services should the network become temporarily insufficient within the contracted service area

e. Monitor network capacity to ensure that there are sufficient providers to handle the volume of members

f. Ensure service accessibility, including monitoring appointment procedures standards, appointment waiting times, and service provision standards

All material changes in the Contractor's provider network must be approved in advance by AHCCCSA, Office of Managed Care. A material change is defined as one, which affects, or can reasonably be foreseen to affect, the Contractor's ability to meet the performance and network standards as described in this contract. The Office of Managed Care must be notified of planned material changes in the provider network before the change process has begun, for example before issuing a 60-day termination notice to a provider. The notification shall be made within one working day if the change is unexpected. AHCCCSA will assess proposed changes in the Contractor's provider network for potential impact on members' health care and provide a written response to the Contractor within 14 days of receipt of request. For emergency situations, AHCCCSA will expedite the approval process.

The Contractor shall notify AHCCCSA, Office of Managed Care, within one working day of any unexpected changes that would impair its provider network. This notification shall include (1) information about how the change will affect the delivery of covered services, and (2) the Contractor's plans for maintaining the quality of member care if the provider network change is likely to result in deficient delivery of covered services.

26. FEDERALLY QUALIFIED HEALTHCENTERS (FQHC)

The Contractor is encouraged to use FQHCs in Arizona to provide covered services and must comply with the federal mandates. Under the Benefits Improvement and Protection Act of 2000 (BIPA), AHCCCSA is required to reimburse FQHCs the difference between the Contractor's reimbursement to the FQHC, and what the FQHC would have received under the Medicaid Prospective Payment System
(PPS). This requirement replaces the supplemental payment methodology that began October 1, 1997. AHCCCSA and its contractors are required to comply with this legislation.

AHCCCSA and the FQHCs have agreed that AHCCCSA will reimburse the FQHCs $1.75 per member per month for Title XIX members only. This payment methodology was implemented effective January 1, 2001. To comply with BIPA requirements, AHCCCSA will establish a baseline rate. After a baseline rate is established, AHCCCSA will adjust the payment rate annually in accordance with annual inflation trends.

Contractors are required to submit member month information for Title XIX members, including Title XIX Waiver members, for each FQHC on a quarterly basis to AHCCCS Office of Managed Care. AHCCCSA will perform periodic audits of the member month information submitted. Contractors should refer to the Office of Managed Care's policy on FQHC reimbursement for further guidance. The following FQHCs are currently recognized by CMS:


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          Canyonlands Community Health Care
          Chiricahua Community Health Centers, Inc.
          Clinica Adelante, Inc.
          Desert Senita Community Health Center
          El Rio Health Center
          Inter-Tribal Health Care Center
          Marana Health Center
          Mariposa Community Health Center, Inc.
          Mountain Park Health Center
          Native American Community Health Center, Inc.
          Native Americans for Community Action Family Health Center
          North Country Community Health Center
          Sun Life Family Health Center
          Sunset Community Health Center (formerly Valley Health Center, Inc.) United Community Health Center, Inc.

Any other clinics that subsequently become FQHC's will be subject to the reimbursement methodology described above.

27. PROVIDER REGISTRATION

The Contractor shall ensure that all of its subcontractors register with AHCCCSA as an approved service provider and receive an AHCCCS Provider ID Number. A Provider Participation Agreement must be signed by each provider who does not already have a current AHCCCS ID number. The original shall be forwarded to AHCCCSA. This provider registration process must be completed in order for the Contractor to report services a subcontractor renders to enrolled members and for the Contractor to be paid reinsurance.

28. PROVIDER AFFILIATION TRANSMISSION

The Contractor shall submit information quarterly regarding its provider network. This information shall be submitted in the format described in the Provider Affiliation Transmission User Manual on October 15, January 15, April 15, and July 15 of each contract year. The Manual may be found in the Bidder's Library.

29. PERIODIC REPORT REQUIREMENTS

AHCCCSA, under the terms and conditions of its CMS grant award, requires periodic reports, encounter data, and other information from the Contractor. The submission of late, inaccurate, or otherwise incomplete reports shall constitute failure to report subject to the penalty provisions described in this contract. Standards applied for determining adequacy of required reports are as follows:

     a.   Timeliness:   Reports or other required data shall be received on or
          before scheduled due dates.

     b.   Accuracy:   Reports or other required data shall be prepared in strict conformity with appropriate authoritative sources and/or AHCCCS defined standards.

     c.   Completeness:   All required information shall be fully disclosed in a
          manner that is both responsive and pertinent to report intent with no material omissions.


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AHCCCS requirements regarding reports, report content and frequency of submission of reports are subject to change at any time during the term of the contract. The Contractor shall comply with all changes specified by AHCCCSA.


The Contractor shall be responsible for continued reporting beyond the term of the contract. For example, processing claims and reporting encounter data will likely continue beyond the term of the contract because of lag time in filing source documents by subcontractors.


The Contractor shall comply with all financial reporting requirements contained in the Reporting Guide for Acute Health Care Contractors with the Arizona Health Care Cost Containment System, a copy of which may be found in the Bidder's Library. The required reports, which are subject to change during the contract term, are summarized in Attachment F, Periodic Report Requirements.

30. DISSEMINATION OF INFORMATION

Upon request, the Contractor shall assist AHCCCSA in the dissemination of information prepared by AHCCCSA or the federal government to its members. The cost of such dissemination shall be borne by the Contractor. All advertisements, publications and printed materials that are produced by the Contractor and refer to covered services shall state that such services are funded under contract with AHCCCSA.

31. REQUESTS FOR INFORMATION

AHCCCSA may, at any time during the term of this contract, request financial or other information from the Contractor. Upon receipt of such requests for information, the Contractor shall provide complete information as requested no later than 30 days after the receipt of the request unless otherwise specified in the request itself.

32. OPERATIONAL AND FINANCIAL READINESS REVIEWS

AHCCCSA may conduct Operational and Financial Readiness Reviews on all successful offerors and will, subject to the availability of resources, provide technical assistance as appropriate. The Readiness Reviews will be conducted prior to the start of business. The purpose of Readiness Reviews is to assess new contractors' readiness and ability to provide contract services to members at the start of the contract year and current contractors' readiness to expand to new geographic service areas. A new contractor will be permitted to commence operations only if the Readiness Review factors are met to AHCCCSA's satisfaction.

33. OPERATIONAL AND FINANCIAL REVIEWS

In accordance with CMS requirements, AHCCCSA will conduct regular Operational and Financial Reviews for the purpose of (but not limited to) ensuring operational and financial program compliance. The Reviews will identify areas where improvements can be made and make recommendations accordingly, monitor the Contractor's progress towards implementing mandated programs and provide the Contractor with technical assistance if necessary. The Contractor shall comply with all other medical audit provisions as required by AHCCCS Rule R9-22-521 and R9-31-521.

The type and duration of the Operational and Financial Review will be solely at the discretion of AHCCCSA. Except in cases where advance notice is not possible or advance notice may render the review less useful, AHCCCSA will give the Contractor at least three weeks advance notice of the date of the on-site review. In preparation for the on-site Operational and Financial Reviews, the Contractor shall cooperate fully with

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AHCCCSA and the AHCCCSA Review Team by forwarding in advance such policies, procedures, job descriptions, contracts, logs and other information that AHCCCSA may request. The Contractor shall have all requested medical records on-site. Any documents not requested in advance by AHCCCSA shall be made available upon request of the Review Team during the course of the review. The Contractor personnel, as identified in advance shall be available to the Review Team at all times during AHCCCSA on-site review activities. While on-site, the Contractor shall provide the Review Team with workspace, access to a telephone, electrical outlets and privacy for conferences. Certain documentation submission requirements may be waived at the discretion of AHCCCSA if the Contractor has obtained accreditation from NCQA, JCAHO or any other nationally recognized accrediting body. The Contractor must submit the entire accreditation report to AHCCCSA for such waiver consideration.

The Contractor will be furnished a copy of the Operational and Financial Review Report and given an opportunity to comment on any review findings prior to AHCCCSA publishing the final report. Operational and Financial Review findings may be used in the scoring of subsequent bid proposals by that Contractor. Recommendations made by the Review Team to bring the Contractor into compliance with federal, State, AHCCCS, and/or RFP requirements must be implemented by the Contractor. AHCCCSA may conduct a follow-up Operational and Financial Review to determine the Contractor's progress in implementing recommendations and achieving program compliance. Follow-up reviews may be conducted at any time after the initial Operational and Financial Review.

AHCCCSA may conduct an Operational and Financial Review in the event the Contractor undergoes a merger, reorganization, change in ownership or makes changes in three or more key staff positions within a 12-month period.

34. CLAIMS PAYMENT SYSTEM

The Contractor shall develop and maintain a claims payment system capable of processing, cost avoiding and paying claims in accordance with ARS 36-2904(H) and (K), AHCCCS Rules R9-22-705, and R9-22-709, a copy of which may be found in the Bidder's Library. In the absence of a subcontract provision to the contrary, claims submission deadlines shall be calculated from the date of service or the effective date of eligibility posting, whichever is later. Remittance advices accompanying the Contractor's payments to providers must contain, at a minimum, adequate descriptions of all denials and adjustments, the reasons for such denials and adjustments, the amount billed, the amount paid, and grievance and request for hearing rights. The Contractor's claims payment system, as well as its prior authorization and concurrent review process, must minimize the likelihood of having to recoup already-paid claims. Any recoupment in excess of $50,000 per provider within a contract year must be approved in advance by AHCCCSA, Office of Managed Care.

In accordance with the Balanced Budget Act of 1997, unless a subcontract specifies otherwise, the Contractor shall ensure that 90% of all clean claims are paid within 30 days of receipt of the clean claim and 99% are paid within 90 days of receipt of the clean claim.

During the term of this contract, AHCCCSA anticipates requiring all health plans to use a standardized electronic format for electronic claims processing between the plan and its providers. AHCCCSA plans to require the formats outlined in the Technical Interface Guidelines under Claims Processing, which is the format adopted by CMS FFS providers and their billing agents who submit claims electronically to AHCCCS. The form UB-92 and 1500 layouts will be supplemented by a Form C layout. All formats are subject to changes as required by federal law. Reasonable implementation timeframes will be negotiated with each plan.


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35. HOSPITAL SUBCONTRACTING AND REIMBURSEMENT

Maricopa and Pima counties only: Legislation authorizes the Hospital Reimbursement Pilot Program (Pilot), which is effective from October 1, 2001, through September 30, 2003. The Pilot as defined by AHCCCS Rule R9-22-718 requires hospital subcontracts to be negotiated between health plans in Maricopa and Pima counties and hospitals to establish reimbursement levels, terms and conditions. Subcontracts shall be negotiated by the Contractor and hospitals to cover operational concerns, such as timeliness of claims submission and payment, payment of discounts or penalties, legal resolution, which may, as an option, include establishing arbitration procedures. These negotiated subcontracts shall remain under close scrutiny by AHCCCSA to ensure availability of quality services within specific service districts, equity of related party interests, reasonableness of rates. The general provisions of this program encompass acute care hospital services and outpatient hospital services that result in an admission. The Contractor shall submit all hospital subcontracts and any amendments to AHCCCSA, Office of Managed Care, for prior approval. For non-emergency patient-days, the Contractor shall ensure that at least 65% of its members use contracted hospitals. AHCCCSA reserves the right to subsequently adjust the 65% standard. Further, if in AHCCCSA's judgement the number of emergency days at a particular non-contracted hospital becomes significant, AHCCCSA may require a subcontract at that hospital.

All counties EXCEPT Maricopa and Pima: The Contractor shall reimburse hospitals for member care in accordance with AHCCCS Rule R9-22-705. The Contractor is encouraged to obtain contracts with hospitals in all GSA's and must submit copies of these contracts, including amendments, to AHCCCSA, Office of Managed Care, at least seven days prior to the effective dates thereof.

The Contractor may conduct prepayment and postpayment medical reviews of all hospital claims including outlier claims. Erroneously paid claims are subject to recoupment. If the Contractor fails to identify lack of medical necessity through concurrent review and/or prepayment medical review, lack of medical necessity identified during postpayment medical review shall not constitute a basis for recoupment by the Contractor. This prohibition does not apply to recoupments that are a result of an AHCCCS reinsurance audit. See also Section D, Paragraph 34, Claims Payment System. For a more complete description of the guidelines for hospital reimbursement, please consult the Bidder's Library for applicable statutes and rules.

For Out-of-State Hospitals: The Contractor shall reimburse out-of-state hospitals in accordance with AHCCCS Rule R9-22-705.

36. NURSING FACILITY REIMBURSEMENT

The Contractor shall not deny nursing facility services if the nursing facility is unable to obtain prior authorization in situations where acute care eligibility and ALTCS eligibility overlap and the member is enrolled with an AHCCCS acute care contractor. In such situations, the Contractor shall impose reasonable authorization requirements. The Contractor's payment responsibility described above applies only in situations where the nursing facility has not been notified in advance of the member's enrollment with an AHCCCS acute care contractor. To further illustrate, when ALTCS eligibility overlaps AHCCCS acute care enrollment, the acute care enrollment takes precedence. Although the member could be ALTCS eligible for this time period, there is no ALTCS enrollment that occurs on the same days as AHCCCS acute enrollment. The Contractor is responsible for payment of services while the member is enrolled with the Contractor. The Contractor is not responsible for the full 90 days per contract year of nursing facility coverage if ALTCS enrollment occurs before the 90 days has ended.

The Contractor shall provide medically necessary nursing facility services for any member who has a pending ALTCS application, who is currently residing in a nursing facility and is eligible for services provided under


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this contract. If the member becomes ALTCS eligible and is enrolled with an
ALTCS Program Contractor before the end of the maximum 90 days per contract year of nursing facility coverage, the Contractor is only responsible for nursing facility coverage during the time the member is enrolled with the Contractor. Nursing facility services covered by a third party insurer (including Medicare) while the member is enrolled with the Contractor shall be applied to the 90 day per contract year limitation.

The Contractor shall notify the Assistant Director of the Division of Member Services in writing, when a member has been residing in a nursing facility for 75 days. This will allow AHCCCSA time to follow-up on the status of the ALTCS application process and to prepare for potential fee-for-service coverage if the stay goes beyond the 90-day per contract year maximum.

37. COMPENSATION

The method of compensation under this contract will be Prior Period Coverage
(PPC) capitation, prospective capitation, delivery supplement, hospitalized supplement for Title XIX Waiver members, HIV-AIDS supplement, reinsurance (PPC and prospective), and third party liability, as described and defined within this contract and appropriate laws, regulations or policies.

Subject to the availability of funds, AHCCCSA shall make payments to the Contractor in accordance with the terms of this contract provided that the Contractor's performance is in compliance with the terms and conditions of this contract. Payment must comply with requirements of A.R.S. Title 36. AHCCCSA reserves the option to make payments to the Contractor by wire or National Automated Clearing House Association (NACHA) transfer and will provide the Contractor at least 30 days notice prior to the effective date of any such change.

Where payments are made by electronic funds transfer, AHCCCSA shall not be liable for any error or delay in transfer nor indirect or consequential damages arising from the use of the electronic funds transfer process. Any charges or expenses imposed by the bank for transfers or related actions shall be borne by the Contractor. Except for adjustments made to correct errors in payment, and as otherwise specified in this section, any savings remaining to the Contractor as a result of favorable claims experience and efficiencies in service delivery at the end of the contract term may be kept by the Contractor.

All funds received by Contractor pursuant to this contract shall be separately accounted for in accordance with generally accepted accounting principles.

Except for funds received from the collection of permitted copayments and third-party liabilities, the only source of payment to Contractor for the services provided hereunder is the Arizona Health Care Cost Containment System Fund. An error discovered by the State with or without an audit in the amount of fees paid to Contractor will be subject to adjustment or repayment by Contractor making a corresponding decrease in a current Contractor's payment or by making an additional payment by AHCCCSA to the Contractor.

No payment due the Contractor by AHCCCSA may be assigned by the Contractor. This section shall not prohibit AHCCCSA at its sole option from making payment to a fiscal agent hired by Contractor.

The Contractor or its subcontractors shall collect any required copayment from members but service will not be denied for inability to pay the copayment. Except for permitted copayments, the Contractor or its subcontractors shall not bill or attempt to collect any fee from, or for, a member for the provision of covered services. Any required copayments collected shall belong to the Contractor or its subcontractors.

Prior Period Coverage (PPC) Capitation: The Contractor will be paid capitation for all PPC member months, including partial member months. This capitation includes the cost of providing medically necessary covered


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services to members during prior period coverage. The PPC capitation rates will be set by AHCCCSA and will be paid to the Contractor along with the prospective capitation described below. Contractors will not receive PPC capitation for newborns of members who were enrolled at the time of delivery.

Reconciliation of PPC Costs to Reimbursement: For CYE '02 and '03, a full reconciliation to 0% profit or loss will be done by AHCCCSA for all eligibility groups, except for the Title XIX Waiver Group. Only the retro period is eligible for this reconciliation. AHCCCSA will reimburse the health plans 100% of any excess reasonable costs as determined by reported encounters, and all profits will be recouped. Refer to the Office of Managed Care's PPC Reconciliation Policy for further details of the reconciliation process.

Risk Sharing for Title XIX Waiver Members: For CYE '02 and CYE '03, AHCCCSA will reconcile the contractor's PPC and prospective medical cost expenses (net of reinsurance, excluding administrative and non-operating expenses) to PPC capitation, prospective capitation, and hospitalized supplements (net of administration) paid to the Contractor during the year. This reconciliation will limit the Contractor's losses to 2% and profits to 4%. Any losses in excess of 2% will be reimbursed to the Contractor, and likewise, profits in excess of 4% will be recouped. Encounter data will be used to determine medical expenses.

The Contractor may choose to elect an alternative risk sharing methodology on October 1, 2001 for CYE '02. In this alternative risk sharing methodology, AHCCCSA will recoup profits in excess of 1% and reimburse losses in excess of 1%. Refer to the Title XIX Waiver Reconciliation Policy for details of the reconciliation process.

Delivery Supplement: When the Contractor has an enrolled woman who delivers during a prospective enrollment period, the Contractor will be entitled to a supplemental payment. Supplemental payments will not apply to women who deliver in a prior period coverage time period. AHCCCSA reserves the right at any time during the term of this contract to adjust the amount of this payment for women who deliver at home.

HIV-AIDS Supplement: On a quarterly basis, AHCCCSA shall utilize encounters to determine the number of members receiving approved HIV/AIDS drugs and calculate the amount of the supplemental payment. The rate of reimbursement for this separate per member per month payment is specified in Section B and is subject to review during the term of the contract. AHCCCSA reserves the right to recoup any amounts paid for ineligible members as determined through an encounter data review as well as an associated penalty for incorrect encounter reporting.

Refer to the Office of Managed Care's HIV/AIDS supplemental payment and review policies for further details and requirements.

38. CAPITATION ADJUSTMENTS

Incentive Fund: AHCCCSA may retain a specified percentage of capitation reimbursement in order to distribute to Contractors based on their performance measure outcomes. AHCCCSA will notify Contractors 60 days prior to a new contract year if this methodology will be implemented and will provide details of the reimbursement methodology at that time.

Capitation Adjustments: Except for changes made specifically in accordance with this contract, the rates set forth in Section B shall not be subject to re-negotiation or modification during the contract period. AHCCCSA may, at its option, review the effect of a program change and determine if a capitation adjustment is needed. In these instances the adjustment will be prospective with assumptions discussed with the Contractor prior to modifying capitation rates. The Contractor may request a review of a program change if it believes the program change was not equitable; AHCCCSA will not unreasonably withhold
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If the Contractor is in any manner in default in the performance of any obligation under this contract, AHCCCSA may, at its option and in addition to other available remedies, adjust the amount of payment until there is satisfactory resolution of the default. The Contractor shall reimburse AHCCCSA and/or AHCCCSA may deduct from future monthly capitation for any portion of a month during which the Contractor was not at risk due to, for example:

a.   death of a member

b. member's incarceration (not eligible for AHCCCS benefits from the date of incarceration)

c.   duplicate capitation to the same contractor

d.   adjustment based on change in member's contract type

If a member is enrolled twice with the same contractor, recoupment will be made as soon as the double capitation is identified. AHCCCSA reserves the right to modify its policy on capitation recoupments at any time during the term of this contract.

39. REINSURANCE

Regular Acute Prospective Reinsurance: Reinsurance is a stop-loss program provided by AHCCCSA to the Contractor for the partial reimbursement of covered inpatient facility medical services incurred for a member with an acute medical condition beyond an annual deductible (AHCCCS Rule R9-22-503 and R9-31-503). Per diem rates paid for nursing facility services, including room and board, provided in lieu of hospitalization for up to 90 days in any contract year shall be eligible for reinsurance coverage. Refer to the AHCCCS Reinsurance Claims Processing Manual for further details on the Reinsurance Program.

AHCCCSA is self-insured for the reinsurance program. The program is characterized by an initial deductible level and a subsequent coinsurance percentage. The coinsurance percent is the rate at which AHCCCSA will reimburse the Contractor for inpatient covered services incurred above the deductible. Prospective reinsurance coverage applies to prospective enrollment periods. The deductible level is based on the Contractor's statewide AHCCCS acute care enrollment (not including SOBRA Family Planning Extension services) as of October 1st each contract year for all rate codes and counties, as shown in the following table. These deductible levels are subject to change by AHCCCSA during the term of this contract. Any change would have a corresponding impact on capitation rates.

                         Prospective Reinsurance          PPC Reinsurance
--------------------------------------------------------------------------------
Statewide Plan           Title XIX                        Non-TXIX
Enrollment               Waiver Group   Coinsurance       Waiver     Coinsurance
--------------------------------------------------------------------------------
0-19,999                    $20,000         75%           $5,000        100%
20,000-49,999               $35,000         75%           $5,000        100%
50,000 and over             $50,000         75%           $5,000        100%
--------------------------------------------------------------------------------

A Contractor whose enrollment qualifies for the $35,000 or $50,000 deductible level may, prior to the start of the contract period, elect one of the lower deductible levels indicated in the above table. Contractors may not elect to increase their deductible level. If a Contractor's actual deductible is $35,000 or $50,000, AHCCCSA will increase the Contractor's capitation rate awarded by defined amounts for each capitation risk group. These specific capitation adjustments are available from the Office of Managed Care.

Prior Period Coverage Reinsurance: A separate reinsurance deductible and coinsurance percentage will apply during prior period coverage. As noted in the table above, all Contractors, regardless of enrollment, will


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be subject to a $5,000 deductible level. The coinsurance percentage for the prior period coverage reinsurance is 100%. Expenses incurred during prior period coverage will not apply toward the prospective reinsurance thresholds. Effective October 1, 2001, the Title XIX Waiver Group will no longer be eligible for prior period coverage reinsurance.

AHCCCSA will use inpatient encounter data to determine prospective and prior period coverage reinsurance benefits. Reimbursement for these reinsurance benefits will be made to the Contractor each month. AHCCCSA will also provide for a reconciliation of reinsurance payments in the case where encounters used in the calculation of reinsurance benefits are subsequently adjusted or voided.

Effective October 1, 1998, when a member changes Contractors within a contract year, for reinsurance purposes, all eligible inpatient costs incurred for that member will follow the member to the receiving health plan. Therefore, all submitted encounters from the health plan the member is leaving (for dates of service within the current contract year) will be applied toward the receiving health plan's deductible level. For further details regarding this policy and other reinsurance policies refer to the AHCCCS Reinsurance Claims Processing Manual.

Medical review on prospective and prior period coverage reinsurance cases will be determined based on statistically valid retrospective random sampling. AHCCCSA, Office of Medical Management, will generate the sampling and will notify the Contractor of documentation needed for the retrospective medical review process to occur at the Contractor's offices. Reinsurance consideration will be given to inpatient facility contracts, and hearing decisions rendered by the Office of Legal Assistance. Pre-hearing and/or hearing penalties discoverable during the review process will not be reimbursed under reinsurance. A recoupment of reinsurance reimbursements made to the Contractor will occur based on the results of the medical review sampling. The results of the medical review sampling will be separately extrapolated to the entire prospective and prior period coverage reinsurance reimbursement populations in the review time frame for the Contractor. AHCCCSA will give the Contractor at least 45 days advance notice of any on-site review. The Contractor shall have all requested medical records on-site. Any documents not requested in advance by AHCCCSA shall be made available upon request of the Review Team during the course of the review. The Contractor representative shall be available to the Review Team at all times during AHCCCSA on-site review activities. While on-site, the Contractor shall provide the Review Team with workspace, access to a telephone, electrical outlets and privacy for conferences. The Contractor will be furnished a copy of the Reinsurance Review Report within 60 days of the onsite review and given an opportunity to comment on any review findings.

Catastrophic Reinsurance: The reinsurance program also includes a special Catastrophic Reinsurance program. This program encompasses members diagnosed with hemophilia, von Willebrand's Disease, and Gaucher's Disease. This program also covers members who are eligible to receive covered major organ and tissue transplantation including bone marrow, heart, heart/lung, lung, liver, kidney, and other organ transplantation. For additional detail and restrictions refer to the AHCCCS Reinsurance Claims Processing Manual and the AMPM. There are no deductibles for catastrophic reinsurance cases. All catastrophic claims are subject to medical review by AHCCCSA.

The Contractor shall notify AHCCCSA, Office of Medical Management, Reinsurance Unit, of cases identified for catastrophic non-transplant reinsurance coverage within 30 days of (a) initial diagnosis, (b) enrollment with the Contractor, and (c) the beginning of each contract year. Catastrophic reinsurance will be paid for a maximum 30-day retroactive period from the date of notification to AHCCCSA.

HEMOPHILIA: When a member is identified as being catastrophically eligible by AHCCCSA due to the specific diagnosis of hemophilia (ICD9 codes 286.0, 286.1, 286.2), all medically necessary covered services provided during the contract year shall be eligible for reimbursement at 85% of the
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VON WILLEBRAND'S DISEASE: Catastrophic reinsurance coverage is available for all members diagnosed with von Willebrand's Disease who are non-DDAVP responders and dependent on Plasma Factor VIII. The Contractor must promptly notify AHCCCS Office of Medical Management Reinsurance Unit after diagnosis. All medically necessary covered services provided during the contract year shall be eligible for reimbursement at 85% of the Contractor's paid amount.

GAUCHER'S DISEASE: Catastrophic reinsurance is available for members diagnosed with Gaucher's Disease classified as Type I and are dependent on enzyme replacement therapy. All medically necessary covered services provided during the contract year shall be eligible for reimbursement at 85% of the Contractor's paid amount.

TRANSPLANTS: Bone grafts and cornea transplantation services are not eligible for catastrophic reinsurance coverage but are eligible under the regular (non-catastrophic) reinsurance program. Refer to the AMPM, Chapter 300 for covered services for organ and tissue transplants. Catastrophic reinsurance coverage for transplants is limited to 85% of the AHCCCS contract amount for the transplantation services rendered, or 85% of the Contractor's paid amount, whichever is lower. The AHCCCS contracted transplantation rates may be found in the Bidder's Library. When a member is referred to a transplant facility for an AHCCCS-covered organ transplant, the Contractor shall notify AHCCCSA, Office of Medical Management.

Encounter data will not be used to determine catastrophic reinsurance benefits for transplants. However, this does not relieve the Contractor of the responsibility for submitting encounters for all catastrophic reinsurance services.

Effective October 1, 2000, Contractors will be reimbursed 100% for medically necessary expenses provided in a contract year, after a catastrophic reinsurance case reaches $650,000. This additional reimbursement will limit a Contractor's medical expenses to $97,500 per catastrophic reinsurance case.

All reinsurance claims must be submitted within fifteen months after the date of service, or date of eligibility posting, whichever is later.

40. COORDINATION OF BENEFITS/THIRD PARTY LIABILITY

By law, AHCCCSA is the payer of last resort. This means AHCCCSA shall be used as a source of payment for covered services only after all other sources of payment have been exhausted. The two methods used in the coordination of benefits are cost avoidance and postpayment recovery. The Contractor shall use these methods as described in A.A.C. R9-22-10. See Section D, Paragraph 41, Medicare Services and Cost Sharing.

Cost Avoidance: The Contractor shall cost-avoid all claims or services that are subject to third-party payment and may deny a service to a member if it knows that a third party (i.e. other insurer) will provide the service. However, if a third-party insurer (other than Medicare) requires the member to pay any copayment, coinsurance or deductible, the Contractor is responsible for making these payments, even if the services are provided outside of the Contractor's network. The Contractor's liability for coinsurance and deductibles is limited to what the Contractor would have paid for the entire service pursuant to a written contract with the provider or the AHCCCS fee-for-service rate, less any amount paid by the third party. (The Contractor must decide whether it is more cost-effective to provide the service within its network or pay coinsurance and deductibles for a service outside its network. For continuity of care, the Contractor may also choose to provide the service within its network.) If the Contractor refers the member for services to a third-party insurer (other than Medicare), and the insurer requires payment in advance of all copayments,
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If the Contractor knows that the third party insurer will neither pay for nor provide the covered service, and the service is medically necessary, the Contractor shall not deny the service nor require a written denial letter. If the Contractor does not know whether a particular service is covered by the third party, and the service is medically necessary, the Contractor shall contact the third party and determine whether or not such service is covered rather than requiring the member to do so. (See also Section D, Paragraph 41, Medicare Services and Cost Sharing.)

The requirement to cost-avoid applies to all AHCCCS covered services. For prenatal care and preventive pediatric services, AHCCCS may require the Contractor to provide such service and then coordinate payment with the potentially liable third party ("pay and chase"). In emergencies, the Contractor shall provide the necessary services and then coordinate payment with the third-party payer. The Contractor shall also provide medically necessary transportation so the member can receive third-party benefits. Further, if a service is medically necessary, the Contractor shall ensure that its cost avoidance efforts do not prevent a member from receiving such service and that the member shall not be required to pay any coinsurance or deductibles for use of the other insurer's providers.

Postpayment Recoveries: Postpayment recovery is necessary in cases where the Contractor was not aware of third-party coverage at the time services were rendered or paid for, or was unable to cost-avoid. The Contractor shall identify all potentially liable third parties and pursue reimbursement from them except in the circumstances below. The Contractor shall not pursue reimbursement in the following circumstances unless the case has been referred to the Contractor by AHCCCSA or AHCCCSA's authorized representative:

Uninsured/underinsured motorist insurance    Restitution Recovery
First-and third-party liability insurance    Worker's Compensation
Tortfeasors, including casualty              Estate recovery
Special Treatment Trusts recovery

The Contractor shall report any cases involving the above circumstances to AHCCCSA's authorized representative should the Contractor identify such a situation. See AHCCCS Rule R9-22-1002 and R9-31-1002. The Contractor shall cooperate with AHCCCSA's authorized representative in all collection efforts. In joint cases involving both AHCCCS fee-for-service or reinsurance and the Contractor, AHCCCSA's authorized representative is responsible for performing all research, investigation and payment of lien-related costs, subsequent to the referral of any and all relevant case information to AHCCCSA's authorized representative by the Contractor. AHCCCSA's authorized representative is also responsible for negotiating and acting in the best interest of all parties to obtain a reasonable settlement in joint cases and may compromise a settlement in order to maximize overall reimbursement, net of legal and other costs. For total plan cases involving only payments from the Contractor, the Contractor is responsible for performing all research, investigation, the filing of liens and payment of lien filing fees and other related costs. The Contractor shall use the cover sheet as prescribed by AHCCCS when filing liens.

The Contractor may retain up to 100% of its third-party collections if all of the following conditions exist:

a. Total collections received do not exceed the total amount of the Contractor's financial liability for the member

b. There are no payments made by AHCCCS related to fee-for-service, reinsurance or administrative costs (i.e. lien filing, etc.)

c.   Such recovery is not prohibited by state or federal law

Reporting: The Contractor may be required to report case level detail of third-party-collections and cost avoidance, including number of referrals on total plan cases. In addition, upon AHCCCSA's request, the


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Contractor shall provide an electronic extract of the Casualty cases, including open and closed cases. Data elements include, but are not limited to: the member's first and last name; AHCCCS ID; date of incident; claimed amount; paid/recovered amount; and case status. The AHCCCSA TPL Section shall provide the format and reporting schedule for this information to the Contractor. The Contractor shall notify AHCCCSA's authorized representative within five working days of the identification of a third-party liability case with reinsurance. Failure to report reinsurance cases may result in one of the remedies specified in Paragraph 60 (Sanctions) of Section D. The Contractor shall communicate any known change in health insurance information, including Medicare, to AHCCCS Administration, Division of Member Services, not later than 10 days from the date of discovery using the AHCCCS Third-Party Coverage Form found in the Bidder's Library.

AHCCCSA will provide the Contractor, on an agreed upon schedule, with a complete file of all third-party coverage information (other than Medicare) for the purpose of updating the Contractor's files. The Contractor shall notify AHCCCSA of any known changes in coverage within deadlines and in a format prescribed by AHCCCSA.

Title XXI (KidsCare): Eligibility for KidsCare benefits requires that the applicant/member not be enrolled with or entitled to any other health insurance benefits. If the Contractor becomes aware of any such potential coverage, the Contractor shall notify AHCCCSA immediately. The Contractor shall follow the same cost avoidance and postpayment recovery practices for the KidsCare population as it does for the Title XIX population, and shall maintain a reporting system which allows Title XIX and KidsCare information to be reported separately.

Contract Termination: Upon termination of this contract, the Contractor will complete the existing third party liability cases or make any necessary arrangements to transfer the cases to AHCCCSA's authorized TPL representative.

41. MEDICARE SERVICES AND COST SHARING

AHCCCS has members enrolled who are eligible for both Medicaid and Medicare. These members are referred to as "dual eligible". Generally, Contractors are responsible for payment of Medicare coinsurance and/or deductibles for covered services provided to dual eligible members. However, there are different cost sharing responsibilities that apply to dual eligible members based on a variety of factors. The Contractor is responsible for adhering to the cost sharing responsibilities presented in the AHCCCS Medicare Cost Sharing policy. Effective 10/1/97, the Contractor shall have no cost sharing obligation if the Medicare payment exceeds what the Contractor would have paid for the same service of a non-Medicare member.

42. COPAYMENTS

The Contractor is responsible for the collection of copayments from members in accordance with AHCCCS Rule R9-22-711 and R9-31-711. The Contractor may not collect copayments for family planning and EPSDT services.

43. RECORDS RETENTION

The Contractor shall maintain books and records relating to covered services and expenditures including reports to AHCCCSA and working papers used in the preparation of reports to AHCCCSA. The Contractor shall comply with all specifications for record keeping established by AHCCCSA. All books and records shall be maintained to the extent and in such detail as required by AHCCCS Rules and policies. Records shall include but not be


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limited to financial statements, records relating to the quality of care, medical records, prescription files and other records specified by AHCCCSA.

The Contractor agrees to make available at its office at all reasonable times during the term of this contract and the period set forth in paragraphs a. and
b. below any of its records for inspection, audit or reproduction by any authorized representative of AHCCCSA, State or Federal government.

The Contractor shall preserve and make available all records for a period of five years from the date of final payment under this contract except as provided in paragraphs a. and b. below:

If this contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination. Records which relate to grievances, disputes, litigation or the settlement of claims arising out of the performance of this contract, or costs and expenses of this contract to which exception has been taken by AHCCCSA, shall be retained by the Contractor for a period of five years after the date of final disposition or resolution thereof.

44. MEDICAL RECORDS

The member's medical record is the property of the provider who generates the record. Each member is entitled to one copy of his or her medical record free of charge. The Contractor shall have written policies and procedures to maintain the confidentiality of all medical records. AHCCCSA shall be afforded access to all members' medical records whether electronic or paper within 20 working days of receipt of request.

The Contractor is responsible for ensuring that a medical record is established when information is received about a member. If the PCP has not yet seen the member, such information may be kept temporarily in an appropriately labeled file, in lieu of actually establishing a medical record, but must be associated with the member's medical record as soon as one is established.

The Contractor shall have written policies and procedures for the maintenance of medical records so that those records are documented accurately and in a timely manner, are readily accessible, and permit prompt and systematic retrieval of information.

The Contractor shall have written standards for documentation on the medical record for legibility, accuracy and plan of care which comply with the AMPM.

The Contractor shall have written plans for providing training and evaluating providers' compliance with the Contractor's medical records standards. Medical records shall be maintained in a detailed and comprehensive manner which conforms to good professional medical practice, permits effective professional medical review and medical audit processes, and which facilitates an adequate system for follow-up treatment. Medical records must be legible, signed and dated.

When a member changes PCPs, his or her medical records or copies of medical records must be forwarded to the new PCP within 10 working days from receipt of the request for transfer of the medical records.

AHCCCSA is not required to obtain written approval from a member before requesting the member's medical record from the PCP or any other agency. The Contractor may obtain a copy of a member's medical records without written approval of the member if the reason for such request is directly related to the administration of the AHCCCS program.

Information related to fraud and abuse may be released so long as protected HIV-related information is not disclosed. (A.R.S. ss.36-664I)


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45. ADVANCES, DISTRIBUTIONS, LOANS AND INVESTMENTS

The Contractor shall not, without the prior approval of AHCCCSA, make any advances to a related party or subcontractor. The Contractor shall not, without similar prior approval, make any distribution, loan or loan guarantee to any entity, including another fund or line of business within its organization. All investments, other than investments in U.S. Government securities or Certificates of Deposit, also require AHCCCSA prior approval. (See the Reporting Guide for Acute Care Contractors for alternatives to the prior approval of individual investments.) All requests for prior approval are to be submitted to the Office of Managed Care.

46. ACCUMULATED FUND DEFICIT

The Contractor and its owners shall fund any accumulated fund deficit through capital contributions in a form acceptable to AHCCCSA within 30 days after receipt by AHCCCSA of the final audited financial statements, or as otherwise requested by AHCCCSA. AHCCCSA may, at its option, impose enrollment caps in any or all GSA's as a result of an accumulated deficit, even if unaudited.

47. DATA EXCHANGE REQUIREMENT

The Contractor is authorized to exchange data with AHCCCSA relating to the information requirements of this contract and as required to support the data elements to be provided AHCCCSA in the format specified in the AHCCCS Technical Interface Guidelines which is available in the Bidder's Library. The information so recorded and submitted to AHCCCSA shall be in accordance with all procedures, policies, rules, or statutes in effect during the term of this contract. If any of these procedures, policies, rules, regulations or statutes are hereinafter changed both parties agree to conform to these changes following appropriate notification to both parties by AHCCCSA.

The Contractor is responsible for any incorrect data, delayed submission or payment (to the Contractor or its subcontractors), and/or penalty applied due to any error, omission, deletion, or erroneous insert caused by Contractor-submitted data. Any data that does not meet the standards required by AHCCCSA shall not be accepted by AHCCCSA.

The Contractor is responsible for identifying any inconsistencies immediately upon receipt of data from AHCCCSA. If any unreported inconsistencies are subsequently discovered, the Contractor shall be responsible for the necessary adjustments to correct its records at its own expense.

The Contractor shall accept from AHCCCSA original evidence of eligibility and enrollment in a form appropriate for electronic data exchange. Upon request by AHCCCSA, the Contractor shall provide to AHCCCSA updated date-sensitive PCP assignments in a form appropriate for electronic data exchange.

The Contractor shall be provided with a Contractor-specific security code for use in all data transmissions made in accordance with contract requirements. Each data transmission by the Contractor shall include the Contractor's security code. The Contractor agrees that by use of its security code, it certifies that any data transmitted is accurate and truthful, to the best of the Contractor's knowledge. The Contractor further agrees to indemnify and hold harmless the State of Arizona and AHCCCSA from any and all claims or liabilities, including but not limited to consequential damages, reimbursements or erroneous billings and reimbursements of attorney fees incurred as a consequence of any error, omission, deletion or erroneous insert caused by the Contractor in the submitted input data. Neither the State of Arizona nor AHCCCSA shall be responsible for any incorrect or delayed payment to


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the Contractor's AHCCCS services providers (subcontractors) resulting from such error, omission, deletion, or erroneous input data caused by the Contractor in the submission of AHCCCS claims.

The publication AHCCCS Contracted Health Plan Technical Interface Guidelines describes the specific technical and procedural requirements for interfaces between AHCCCS and the Contractor and its subcontractors. The Contractor is responsible for complying with all technical requirements as stated in this manual as well as any subsequent changes to the manual. A copy may be found in the Bidder's Library.

The costs of software changes are included in administrative costs paid to the Contractor. There is no separate payment for software changes. A PMMIS systems contact will be assigned after contract award. AHCCCSA will work with the health plans as they evaluate Electronic Data Interchange options.

Health Insurance Portability and Accountability Act (HIPAA): The Contractor shall comply with the Administrative Simplification requirements of Subpart F of the HIPPA of 1996 (Public Law 107-191, 110 Statutes 1936) and all federal regulations implementing that Subpart that are applicable to the operations of the Contractor by the dates required by the implementing federal regulations. Failure to comply with the requirements of this paragraph constitute grounds for the termination of this contract.

Contract Termination for Failure to Comply with HIPAA: The Contractor shall notify AHCCCS no later than one hundred and twenty (120) days prior to any required compliance date if the Contractor is unwilling to or anticipates that it will be unable to comply with any of the requirements of the preceding paragraph. Receipt by AHCCCS of a notice of anticipated inability of unwillingness to comply as required by this paragraph constitute grounds for the termination of this contract.

48. ENCOUNTER DATA REPORTING

The accurate and timely reporting of encounter data is crucial to the success of the AHCCCS program. AHCCCSA uses encounter data to pay reinsurance benefits, set fee-for-service and capitation rates, determine disproportionate share payments to hospitals, and to determine compliance with performance standards. The Contractor shall submit encounter data to AHCCCSA for all covered services for which the Contractor incurred a financial liability, including services provided during prior period coverage. This requirement is a condition of the CMS grant award.

Encounter data must be provided to AHCCCSA by electronic media and must be submitted in the PMMIS AHCCCSA supplied formats. Formatting and specific requirements for encounter data are described in the AHCCCS Encounter Reporting User Manual and the AHCCCS Technical Interface Guidelines, copies of which may be found in the Bidder's Library. The Encounter Submission Requirements are included herein as Attachment I.

An Encounter Submission Tracking Report must be maintained and made available to AHCCCSA upon request. The Tracking Report's purpose is to link each claim to an adjudicated or pended encounter returned to the Contractor. Further information regarding the Encounter Submission Tracking Report may be found in The Encounter User's Manual.

49. MONTHLY ROSTER RECONCILIATION

AHCCCSA produces daily roster updates identifying new members and changes to members' demographic, eligibility and enrollment data, which the Contractor shall use to update its member records. The daily roster

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which is run prior to the monthly roster is referred to as the "last daily" and will contain all rate code changes made for the prospective month, as well as any new enrollments and disenrollments.

The monthly roster is generally produced two days before the end of every month. The roster will identify the total active population for the Contractor as of the first day of the next month. This roster contains the information used by AHCCCSA to produce the monthly capitation payment for the next month. The Contractor will reconcile their member files with the AHCCCS monthly roster. After reconciling the monthly roster information, the Contractor resumes posting daily roster updates beginning with the last two days of the month. The last two daily rosters are different from the regular daily rosters in that they pay and/or recoup capitation into the next month.

Refer to the AHCCCS Contracted Health Plan Technical Interface Guidelines available in the Bidder's Library for additional information.

50. TERM OF CONTRACT AND OPTION TO RENEW

The initial term of this contract shall be 10/1/97 through 9/30/98. In addition, AHCCCSA reserves the sole option to extend the term of the contract. Legislation was passed that allows AHCCCSA the right to extend the contract in excess of five years. As a result of this legislation, AHCCCSA is exercising it's right to extend the contract to 9/30/03. The new contract cycle will be effective 10/01/03. All contract extensions shall be through contract amendment. If, in conjunction with a contract extension, AHCCCSA elects to increase the capitation rate for any risk category, such increase will not exceed in aggregate the inflation rate recognized by the Arizona Legislature.

If the Contractor has been awarded a contract in more than one GSA, each such contract will be considered separately renewable. AHCCCSA may renew the Contractor's contract in one GSA but not in another. In addition, if the Contractor has had significant problems of non-compliance in one GSA, it may result in the capping of the Contractor's enrollment in another. Further, AHCCCSA may require a contractor to renew all GSA's, or may terminate remaining GSA's if the Contractor does not agree to renew all GSA's.

When AHCCCSA issues an amendment to extend the contract, the provisions of such extension will be deemed to have been accepted 60 days after the date of mailing by AHCCCSA, even if the extension amendment has not been signed by the Contractor, unless within that time the Contractor notifies AHCCCSA in writing that it refuses to sign the extension amendment. If the Contractor provides such notification, AHCCCSA will initiate contract termination proceedings.

Contractor's Notice of Intent Not To Renew: If the Contractor chooses not to renew this contract, the Contractor may be liable for certain costs associated with the transition of its members to a different health plan. If the Contractor provides AHCCCSA written notice of its intent not to renew this contract at least 180 days before its expiration, this liability for transition costs may be waived by AHCCCSA.

51. SUBCONTRACTS

The Contractor shall be legally responsible for contract performance whether or not subcontracts are used. No subcontract shall operate to terminate the legal responsibility of the Contractor to assure that all activities carried out by the subcontractor conform to the provisions of this contract. Subject to such conditions, any function required to be provided by the Contractor pursuant to this contract may be subcontracted to a qualified person or organization. All such subcontracts must be in writing. See policy on claims processing by subcontracted providers in the Bidder's Library.


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All subcontracts entered into by the Contractor are subject to prior review and approval by AHCCCSA, Contracts and Purchasing, and shall incorporate by reference the terms and conditions of this contract. The following subcontracts shall be submitted to AHCCCSA Contracting Office for prior approval at least 30 days prior to the beginning date of the subcontract:

a.   Automated data processing

b.   Third-party administrators

c.   Management Services (See also Section D, Paragraphs 53 & 54)

d.   Model subcontracts

e. Capitated or other risk subcontracts requiring claims processing by the subcontractor must be submitted to AHCCCSA, Office of Managed Care.

The Contractor shall maintain a fully executed original of all subcontracts, which shall be accessible to AHCCCSA within two working days of request by AHCCCSA. A subcontract is violable and subject to immediate cancellation by AHCCCSA in the event any subcontract pertinent to "a" through "e" above is implemented without the prior written approval of AHCCCSA. All subcontracts shall comply with the applicable provisions of Federal and State laws, regulations and policies.

The Contractor shall not include covenant-not-to-compete requirements in its provider agreements. Specifically, the Contractor shall not contract with a provider and require that the provider not provide services for any other AHCCCS contractor.

The Contractor must enter into a written agreement with any provider the Contractor reasonably anticipates will be providing services on its behalf more than 25 times during the contract year. Exceptions to this requirement include the following:

a. If a provider who provides services more than 25 times during the contract year refuses to enter into a written agreement with the Contractor, the Contractor shall submit documentation of such refusal to AHCCCS Office of Managed Care within seven days of its final attempt to gain such agreement.

b. If a provider performs emergency services such as an emergency room physician or an ambulance company, a written agreement is not required.

These and any other exceptions to this requirement must be approved by AHCCCS Office of Managed Care. Each subcontract must contain verbatim all the provisions of Attachment A, Minimum Subcontract Provisions. In addition, each subcontract must contain the following:

a. Full disclosure of the method and amount of compensation or other consideration to be received by the subcontractor.

b.   Identification of the name and address of the subcontractor.

c. Identification of the population, to include patient capacity, to be covered by the subcontractor.

d. The amount, duration and scope of medical services to be provided, and for which compensation will be paid.

e. The term of the subcontract including beginning and ending dates, methods of extension, termination and renegotiation.

f. The specific duties of the subcontractor relating to coordination of benefits and determination of third-party liability.

g. A provision that the subcontractor agrees to identify Medicare and other third-party liability coverage and to seek such Medicare or third party liability payment before submitting claims to the Contractor.

h. A description of the subcontractor's patient, medical and cost record keeping system.

i. Specification that the subcontractor shall cooperate with quality assurance programs and comply with the utilization control and review procedures specified in 42 CFR Part 456, as implemented by AHCCCSA.


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j.   A provision stating that a merger, reorganization or change in ownership of a subcontractor that is related to or affiliated with the Contractor shall require a contract amendment and prior approval of AHCCCSA.

k. Procedures for enrollment or re-enrollment of the covered population (may also refer to the Provider Manual).

1. A provision that the subcontractor shall be fully responsible for all tax obligations, Worker's Compensation Insurance, and all other applicable insurance coverage obligations which arise under this subcontract, for itself and its employees, and that AHCCCSA shall have no responsibility or liability for any such taxes or insurance coverage.

m. A provision that the subcontractor must obtain any necessary authorization from the Contractor or AHCCCSA for services provided to eligible and/or enrolled members.

n. A provision that the subcontractor must comply with encounter reporting and claims submission requirements as described in the subcontract.

52. SPECIALTY CONTRACTS

AHCCCSA may at any time negotiate or contract on behalf of the Contractor and AHCCCSA for specialized hospital and medical services. AHCCCSA will consider existing Contractor resources in the development and execution of specialty contracts. AHCCCSA may require the Contractor to modify its delivery network to accommodate the provisions of specialty contracts. Specialty contracts shall take precedence over and supersede existing and future subcontracts for services that are subject to specialty contracts. AHCCCSA may consider waiving this requirement in particular situations if such action is determined to be in the best interest of the State; however, in no case shall reimbursement exceed that payable under the relevant AHCCCSA specialty contract.

During the tern of specialty contracts, AHCCCSA may act as an intermediary between the Contractor and specialty contractors to enhance the cost effectiveness of service delivery. AHCCCSA reserves the right to make direct payments to specialty contractors on behalf of the Contractor. Adjudication of claims related to such payments provided under specialty contracts shall remain the responsibility of the Contractor. AHCCCSA may provide technical assistance prior to the implementation of any specialty contracts.

AHCCCSA shall provide at least 60 days advance written notice to the Contractor prior to the implementation of any specialty contract.

53. MANAGEMENT SERVICES SUBCONTRACTORS

All proposed management services subcontracts and/or corporate cost allocation plans must be approved in advance by AHCCCSA Contracting Office as described in Section D, Paragraph 51, Subcontracts. Cost allocation plans must be submitted with the proposed management fee agreement. AHCCCSA reserves the right to perform a thorough review of actual management fees charged and/or corporate allocations made. If the fees or allocations actually paid out are determined to be unjustified or excessive, amounts may be subject to repayment to the Contractor, the Contractor may be placed on monthly financial reporting, and/or financial sanctions may be imposed.

54. MANAGEMENT SERVICES SUBCONTRACTOR AUDITS

All management services subcontractors that have oversight responsibilities for the Contractor's program operations (such as third-party administrators) are required to have an annual financial audit. A copy of this audit shall be submitted to AHCCCSA, Office of Managed Care, within 120 days of the subcontractors fiscal year end.


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If services billed by a consultant or actuary are less than $50,000, AHCCCSA will waive the requirement for an audit of that consultant or actuary.

55. MINIMUM CAPITALIZATION REQUIREMENTS

In order to be considered for contract award, the Offeror must meet a minimum capitalization requirement for each GSA bid. The capitalization requirement for both new and continuing offerors must be met within 15 days after contract award.

Minimum capitalization requirements by GSA are as follows:

          ----------------------------------------------------------------------
          Geographic Service Area                 Capitalization Requirement

          GSA #2    Yuma                                    $1,400,000
          GSA #4    Mohave, La Paz                           1,150,000
          GSA #6    Yavapai, Coconino                        1,250,000
          GSA #8    Pinal, Gila                              1,450,000
          GSA #10   Pima                                     1,250,000
          GSA #12   Maricopa                                 2,500,000
          GSA #14   Graham, Greenlee                           350,000
          GSA #16   Apache, Navajo                             650,000
          GSA #18   Cochise, Santa Cruz                      1,450,000
          ----------------------------------------------------------------------

New Offerors: To be considered for a contract award in a given GSA or group of GSA's, a new offeror must meet the minimum capitalization requirements listed above. The capitalization requirement is subject to a $5,000,000 ceiling regardless of the number of GSA's awarded. This requirement is in addition to the Performance Bond requirements defined in Paragraphs 56 and 57 below and must be met with cash with no encumbrances, such as a loan subject to repayment. The capitalization requirements may be applied toward meeting the equity per member requirement (see Section D, Paragraph 58, Financial Viability Criteria) and is intended for use in operations of the Contractor.

Continuing Offerors: Continuing offerors that are bidding a county or GSA that they are currently servicing must meet the equity per member standard (see Section D, Paragraph 58, Financial Viability Criteria) for their current membership. Continuing offerors that do not meet the equity standard must fund through capital contribution the necessary amount to meet this requirement. Continuing offerors that are bidding a new GSA must provide the additional capitalization for the new GSA they are bidding. (See the table of requirements by GSA above). Continuing offerors will not be required to provide additional capitalization if they currently meet the equity per member standard with their existing membership and their excess equity is sufficient to cover the proposed additional members, or they have at least $5,000,000 in equity.

56. PERFORMANCE BOND OR BOND SUBSTITUTE

The Contractor shall be required to provide a performance bond of standard commercial scope issued by a surety company doing business in this State, an irrevocable letter of credit, or a cash deposit ("Performance Bond") to AHCCCSA for as long as the Contractor has AHCCCS-related liabilities of $50,000 or more outstanding, or 15 months following the effective date of this contract, whichever is later, to guarantee: (1) payment of the Contractor's obligations to providers, non-contracting providers, and non-providers; and (2) performance
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Contractor of its obligations under this contract. The Performance Bond shall be in a form acceptable to AHCCCSA as described in the AHCCCS Performance Bond policy available in the Office of Managed Care.

In the event of a default by the Contractor, AHCCCSA shall, in addition to any other remedies it may have under this contract, obtain payment under the Performance Bond or substitute security for the purposes of the following:

a. Paying any damages sustained by providers, non-contracting providers and nonproviders by reason of a breach of the Contractor's obligations under this contract,

b. Reimbursing AHCCCSA for any payments made by AHCCCSA on behalf of the Contractor, and

c. Reimbursing AHCCCSA for any extraordinary administrative expenses incurred by reason of a breach of the Contractor's obligations under this contract, including, but not limited to, expenses incurred after termination of this contract for reasons other than the convenience of the State by AHCCCSA.

In the event AHCCCSA agrees to accept substitute security in lieu of the Performance Bond, irrevocable letter of credit or cash deposit, the Contractor agrees to execute any and all documents and perform any and all acts necessary to secure and enforce AHCCCSA's security interest in such substitute security including, but not limited to, security agreements and necessary UCC filings pursuant to the Arizona Uniform Commercial Code. In the event such substitute security is agreed to and accepted by AHCCCSA, the Contractor acknowledges that it has granted AHCCCSA a security interest in such substitute security to secure performance of its obligations under this contract. The Contractor is solely responsible for establishing the credit-worthiness of all forms of substitute security. AHCCCSA may, after written notice to the Contractor, withdraw its permission for substitute security, in which case the Contractor shall provide AHCCCSA with a form of security described above. The Contractor may not change the amount, duration or scope of the performance bond without prior written approval from AHCCCSA, Office of Managed Care.

The Contractor shall not leverage the bond for another loan or create other creditors using the bond as security.

57. AMOUNT OF PERFORMANCE BOND

The initial amount of the Performance Bond shall be equal to 110% of the total capitation payment expected to' be paid in the month of October 1997, or as determined by AHCCCSA. The total capitation amount shall include SOBRA supplemental payments. This requirement must be satisfied by the Contractor not later than 15 days after notification by AHCCCSA of the amount required. Thereafter, AHCCCSA shall evaluate the enrollment statistics of the Contractor on a monthly basis. If there is an increase in capitation payment that exceeds 10% of the performance bond amount, AHCCCSA may require an increase in the amount of the Performance Bond. The Contractor shall have 15 days following notification by AHCCCSA to increase the amount of the Performance Bond. The Perfornance Bond amount that must be maintained after the contract term shall be sufficient to cover all outstanding liabilities and will be determined by AHCCCSA. The Contractor may not change the amount of the performance bond without prior written approva from AHCCCSA, Office of Managed Care.

58. FINANCIAL VIABILITY STANDARDS/PERFORMANCE GUIDELINES

AHCCCSA has established the following financial viability standards/performance guidelines. On a quarterly basis, AHCCCSA will review the following ratios with the purpose of monitoring the financial health of the Contractor. The two Financial Viability Standards, the Current Ratio and Equity per Member, are the standards that best represent the financial solvency of the Contractor. Therefore, the Contractor must comply with these two financial viability standards.


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AHCCCSA will also monitor the Medical Expense Ratio, the Administrative Cost
Percentage, and the RBUC's Days Outstanding. These guidelines are analyzed as part of AECCCSA's due diligence in financial statement monitoring. Sanctions will not be imposed if the Contractor does not meet these performance guidelines. However, if a critical combination of the Financial Viability Standards and Performance Guidelines are not met, additional monitoring, such as monthly reporting, may be required.

FINANCIAL VIABILITY STANDARDS:

Current Ratio            Current assets* divided by current liabilities.
                         "Current assets" includes any long-tern investments that can be converted to cash within 24 hours without significant penalty (i.e., greater than 20%).
                         Standard: At least 1.00

                         *if current assets includes a receivable from a parent company, the parent company must have liquid assets that support the amount of the intercompany loan.

Equity per Member        Equity*, less on-balance sheet performance bond,
                         divided by the number of non-SOBRA Family Planning
                         Extension Services members enrolled at the end of the period.
                         Standard: At least $150
                         (Failure to meet this standard may result in an enrollment cap being imposed in any or all contracted
                         GSAs.)

                         *for purposes of this measurement, the equity to be measured must be supported by unencumbered current assets.

PERFORMANCE GUIDELINES:

Medical Expense Ratio    Total medical expenses (net of reinsurance, TPL,
                         HIV/AIDS Supplement) divided by total capitation +
                         Delivery Supplement. Standard: At least 85%

Administrative Cost      Total administrative expenses (excluding income taxes),
Percentage               divided by total capitation + Delivery Supplement +
                         TPL + reinsurance + HIV/AIDS Supplement.
                         Standard: No more than 10%

59. MERGER, REORGANIZATION AND CHANGE OF OWNERSHIP

A proposed merger, reorganization or change in ownership of the Contractor health plan shall require prior approval of AHCCCSA and a subsequent contract amendment. The Contractor must submit a detailed merger, reorganization and/or transition plan to AHCCCSA Contracting Office for AHCCCSA review. The purpose of the plan review is to ensure uninterrupted services to members, evaluate the new entity's ability to support the provider network, ensure that services to members are not diminished and that major components of the organization and AHCCCS programs are not adversely affected by such merger, reorganization or change in ownership.


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60. SANCTIONS

AHCCCSA may impose sanctions, suspend, deny, refuse to renew, or terminate this contract or any related subcontracts in accordance with AHCCCS Rules R9-22-606 and the terms of this contract and applicable federal or State law and regulations. Written notice will be provided to the Contractor specifying the sanction to be imposed, the grounds for such sanction and either the length of suspension or the amount of capitation prepayment to be withheld. The Contractor may appeal the decision to impose a sanction in accordance with AHCCCS Rule R9-22-804.

In lieu of the above remedies, AHCCCSA may, at its option, impose partial or full enrollment caps on the Contractor. Among the contract violations that may result in an enrollment cap are, but are not limited to, the following:

a.   Marketing violations

b.   Failure to meet AHCCCS Financial Viability Standards

c.   Material deficiency in the Contractor's provider network

d.   Quality of care and quality management issues

e.   Failure to meet AHCCCS encounter standards

Cure Notice Process: Prior to the imposition of a sanction for non-compliance, AHCCCSA may provide a written cure notice to the Contractor regarding the details of the non-compliance. The cure notice will specify the period of time during which the Contractor must bring its performance back into compliance with contract requirements. If, at the end of the specified time period, the Contractor has complied with the cure notice requirements, AHCCCSA will take no further action. If, however, the Contractor has not complied with the cure notice requirements, AHCCCSA will proceed with the imposition of sanctions.

61. AUTO-ASSIGNMENT ALGORITHM

Members who do not exercise their right to choose and don't have family continuity, are assigned to Contractors through an auto-assignment algorithm. The algorithm is a mathematical formula used to distribute members to the various Contractors in a manner that is predictable and consistent with AHCCCSA goals. The algorithm favors those Contractors with lower capitation rates. For further details on the AHCCCS Auto-Assignment Algorithm, refer to Attachment G. AHCCCSA may change the algorithm at any time during the term of the contract and frequently does so in response to Contractor-specific issues of non-compliance (e.g. imposition of an enrollment cap). The Contractor should consider this in preparing its response to this RFP. AHCCCSA is not obligated to adjust for any financial impacts this may have on the Contractor.

62. GRIEVANCE AND REQUEST FOR HEARING PROCESS AND STANDARDS

The Contractor shall have in place a written grievance and request for hearing process for members and providers which defines and explains their rights regarding any adverse action by the Contractor. The Contractor shall provide the appropriate personnel to establish, implement and maintain the necessary functions related to grievances, requests for hearing, and denials and reductions of services. Refer to Attachment H for Grievance and Request for Hearing Process and Standards and Paragraph 5, Denials and Reductions of Services.

The grievance and request for hearing process shall be in accordance with applicable federal and state laws, AHCCCS rules and policies, including, but not limited to R9-22-Article 8, R9-31-Article 8 and the Members Rights and Responsibilities Policy. The Contractor must ensure that the Contractor's grievance and request for hearing policies include processing procedures and documentation requirements. The Contractor must ensure that


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it provides written information to both members and providers which clearly explains the grievance and request for hearing process.

The Contractor shall be responsible to provide the necessary professional, paraprofessional, and clerical services for the representation of the Contractor in all issues relating to grievances, denials and reductions of services and any other matters arising under this contract which rise to the level of administrative hearing or a judicial proceeding.

63. QUARTERLY GRIEVANCE REPORT

The Contractor shall submit a Quarterly Grievance Report to AHCCCSA, Office of Legal Assistance, using the Quarterly Grievance Report Format on file in the Bidder's Library. The Quarterly Grievance Report must be received by the AHCCCSA, Office of Legal Assistance, no later than 45 days from the end of the quarter.

64. KIDSCARE

On November 1, 1998, AHCCCSA implemented a Title XXI Children's Health Insurance Program, referred to as "KidsCare". KidsCare provides health care coverage statewide to eligible children under age 19 and is provided through the existing AHCCCS health plans, state employee HMOs that elect to participate at the beginning of a contract cycle, and tribal facilities or Indian Health Service for Native Americans who elect to receive services through them.

The KidsCare service package is established by the legislature and approved by CMS through the State Plan. Capitation rates payable to the Contractor for KidsCare members will be set by AHCCCSA in conjunction with an independent actuary.

KidsCare members in families with gross household income over 150% and up to 200% of the federal poverty limit shall pay a premium to AHCCCSA. The premium amount shall be based on the number of members in the household and the gross family income in accordance with 9 A.A.C., Article 14.

Title XXI Parent Guardian Health Insurance Coverage: A.R.S. ss.36-2984 mandates that the Contractor offer health insurance coverage to the parent(s) or legal guardian(s) of a child who is eligible for Title XXI. The Contractor shall establish rates for this coverage, which must be approved by AHCCCSA, Office of Managed Care, prior to implementation. Title XXI funds or any other federal or state funds shall not be used to subsidize family coverage. The full cost of the premium shall be paid by the parent or legal guardian who elects this coverage. The Contractor may include provisions for pre-existing conditions and any other medical underwriting considerations that are necessary to protect it from adverse risk. For further information, refer to the Title XXI Parent/Guardian Health Insurance Coverage Guidelines on file in the Bidder's Library.

65. PENDING LEGISLATIVE ISSUES

In addition to the requirements described in this RFP, there are several legislative issues that will have an impact on services provided by the Contractor on or after October 1, 2001. The following is a brief summary of the issues.:

Breast and Cervical Cancer: Legislation was passed to adopt a federal program that expands Title XIX eligibility to women under the age of 65 who are between 100% and 250% of FPL that have been diagnosed with either breast or cervical cancer. This program will be implemented early in 2002.


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Ticket to Work: Legislation was passed to adopt a federal program that expands
Title XIX eligibility to individuals, 16 through 64 years old who meet SSI eligibility criteria, and whose earned income is at or below 250% FPL. This program will be implemented early in 2002.

AHCCCS Coverage for the Parents of Children Eligible for KidsCare: During the 2001 legislative session, AHCCCS is required to apply for an 1115 Waiver to cover the parents of children eligible for KidsCare up to 200% of FPL. AHCCCS will need state match if the waiver is approved, and will seek legislative expenditure authority. It is anticipated that this program will be effective October 1, 2002.

In addition to the above pending legislative issues, the final regulations for the Budget Balanced Act of 1997 have not been finalized. Contractors shall comply with the BBA regulations upon finalization.

66. SEPARATE INCORPORATION

As specified in A.R.S. ss. 36-2906.01, within 60 days of contract award, a non-governmental Contractor shall have established a separate corporation for the purposes of this contract, whose sole activity is the performance of contract function with AHCCCS.

67. CULTURAL COMPETENCY

The Contractor shall have a Cultural Competency Plan that meets the requirements of the AHCCCS Cultural Competency Policy. The Contractor must identify a staff member responsible for the cultural competency plan and inform the office of Managed Care of that person's identity.

68. MEDICAID IN THE PUBLIC SCHOOLS

Pursuant to an Intergovernmental Agreement with the Department of Education, and a contract with a Third Party Administrator, AHCCCS began paying participating school districts for specifically identified Medicaid services when provided to Medicaid-eligible children who are included under the Individuals with Disabilities Education Act (IDEA). The Medicaid services must be identified in the member's Individual Education Plan (IEP) as medically necessary for the child to obtain a public school education. In the first phase of the Medicaid in the Public Schools (MIPS) program, AHCCCS began reimbursement to school districts for services provided beginning July 1, 2000. These services included speech, physical and occupational therapies, nursing services, attendant care (health aid services provided in the classroom), transportation to and from school on days when the child receives an AHCCCS-covered MIPS service, and behavioral health services.

Services provided through MIPS are specifically intended to allow children to attend school and do not replace medically necessary services provided outside the educational setting. Thus, the Contractor's determination of whether services are medically necessary and should be provided to a child shall be made independently of whether that child also is receiving MIPS services. If a request is made for services that also are covered under the MIPS program for a child enrolled with the Contractor, the request shall be evaluated on the same basis as any request for a covered service.

[END OF SECTION D]

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SECTION E: CONTRACT CLAUSES

1) APPLICABLE LAW

Arizona Law - The law of Arizona applies to this contract including, where applicable, the Uniform Commercial Code, as adopted in the State of Arizona.

Implied Contract Terms - Each provision of law and any terms required by law to be in this contract are a part of this contract as if fully stated in it.

2) AUTHORITY

This contract is issued under the authority of the Contracting Officer who signed this contract. Changes to the contract, including the addition of work or materials, the revision of payment terms, or the substitution of work or materials, directed by an unauthorized state employee or made unilaterally by the Contractor are violations of the contract and of applicable law. Such changes, including unauthorized written contract amendments, shall be void and without effect, and the Contractor shall not be entitled to any claim under this contract based on those changes.

3) ORDER OF PRECEDENCE

The parties to this contract shall be bound by all terms and conditions contained herein. For interpreting such terms and conditions the following sources shall have precedence in descending order: The Constitution and laws of the United States and applicable federal regulations; the terms of the CMS 1115 waiver for the State of Arizona; the Constitution and laws of Arizona, and applicable State rules; the terms of this contract, including all attachments and executed amendments and modifications; AHCCCSA policies and procedures.

4) CONTRACT INTERPRETATION AND AMENDMENT

No Parol Evidence - This contract is intended by the parties as a final and complete expression of their agreement. No course of prior dealings between the parties and no usage of the trade shall supplement or explain any term used in this contract.

No Waiver - Either party's failure to insist on strict performance of any term or condition of the contract shall not be deemed a waiver of that term or condition even if the party accepting or acquiescing in the non-conforming performance knows of the nature of the performance and fails to object to it.

Written Contract Amendments - The contract shall be modified only through a written contract amendment within the scope of the contract signed by the procurement officer on behalf of the State.

5) SEVERABILITY

The provisions of this contract are severable to the extent that any provision or application held to be invalid shall not affect any other provision or application of the contract, which may remain in effect without the invalid provision, or application.

6) RELATIONSHIP OF PARTIES

The Contractor under this contract is an independent contractor. Neither party to this contract shall be deemed to be the employee or agent of the other party to the contract.

7) ASSIGNMENT AND DELEGATION

The Contractor shall not assign any right nor delegate any duty under this contract without prior written approval of the Contracting Officer, who will not unreasonably withhold such approval.

8) GENERAL INDEMNIFICATION

The Contractor shall defend, indemnify and hold harmless the State from any claim, demand, suit, liability, judgment and expense (including attorney's fees and other costs of litigation) arising out of or relating to


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injury, disease, or death of persons or damage to or loss of property resulting from or in connection with the negligent performance of this contract by the Contractor, its agents, employees, and subcontractors or anyone for whom the Contractor may be responsible. The obligations, indemnities and liabilities assumed by the Contractor under this paragraph shall not extend to any liability caused by the negligence of the State or its employees. The Contractor's liability shall not be limited by any provisions or limits of insurance set forth in this contract. The State shall reasonably notify the Contractor of any claim for which it may be liable under this paragraph. The Administration shall bear no liability for subcontracts that a contractor executes with other parties for the provision of administrative or management services, medical services or covered health care services, or for any other purposes.

9) INDEMNIFICATION -- PATENT AND COPYRIGHT

The Contractor shall defend, indemnify and hold harmless the State against any liability including costs and expenses for infringement of any patent, trademark or copyright arising out of contract performance or use by the State of materials furnished or work performed under this contract. The State shall reasonably notify the Contractor of any claim for which it may be liable under this paragraph.

10) COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS

The materials and services supplied under this contract shall comply with all applicable federal, state and local laws, and the Contractor shall maintain all applicable licenses and permits.

11) ADVERTISING AND PROMOTION OF CONTRACT

The Contractor shall not advertise or publish information for commercial benefit concerning this contract without the prior written approval of the Contracting Officer.

12) PROPERTY OF THE STATE

Any materials, including reports, computer programs and other deliverables, created under this contract are the sole property of AHCCCSA. The Contractor is not entitled to a patent or copyright on those materials and may not transfer the patent or copyright to anyone else. The Contractor shall not use or release these materials without the prior written consent of AHCCCSA.

13) THIRD PARTY ANTITRUST VIOLATIONS

The Contractor assigns to the State any claim for overcharges resulting from antitrust violations to the extent that those violations concern materials or services supplied by third parties to the Contractor toward fulfillment of this contract.

14) RIGHT TO ASSURANCE

If AHCCCSA, in good faith, has reason to believe that the Contractor does not intend to perform or continue performing this contract, the procurement officer may demand in writing that the Contractor give a written assurance of intent to perform. The demand shall be sent to the Contractor by certified mail, return receipt required. Failure by the Contractor to provide written assurance within the number of days specified in the demand may, at the State's option, be the basis for terminating the contract.

15) TERMINATION FOR CONFLICT OF INTEREST

AHCCCSA may cancel this contract without penalty or further obligation if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of AHCCCSA is, or becomes at any time while the contract or any extension of the contract is in effect, an employee of, or a consultant to, any other party to this contract with respect to the subject matter of the contract. The cancellation shall be effective when the Contractor receives written notice of the cancellation unless the notice specifies a later time.

16) GRATUITIES

AHCCCSA may, by written notice to the Contractor, immediately terminate this contract if it determines that employment or a gratuity was offered or made by the Contractor or a representative of the Contractor to any officer or employee of the State for the purpose of influencing the outcome of the procurement or securing the

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contract, an amendment to the contract, or favorable treatment concerning the contract, including the making of any determination or decision about contract performance. AHCCCSA, in addition to any other rights or remedies, shall be entitled to recover exemplary damages in the amount of three times the value of the gratuity offered by the Contractor.

17) SUSPENSION OR DEBARMENT

The Contractor shall not employ, consult, subcontract or enter into any agreement for Title XIX services with any person or entity who is debarred, suspended or otherwise excluded from federal procurement activity.
This prohibition extends to any entity which employs, consults, subcontracts with or otherwise reimburses for services any person substantially involved in the management of another entity which is debarred, suspended or otherwise excluded from federal procurement activity.

The Contractor shall not retain as a director, officer, partner or owner of 5% or more of the Contractor entity, any person, or affiliate of such a person, who is debarred, suspended or otherwise excluded from federal procurement activity.

AHCCCSA may, by written notice to the Contractor, immediately terminate this contract if it determines that the Contractor has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity.

18) TERMINATION FOR CONVENIENCE

AHCCCSA reserves the right to terminate the contract in whole or in part at any time for the convenience of the State without penalty or recourse. The Contracting Officer shall give written notice by certified mail, return receipt requested, to the Contractor of the termination at least 90 days before the effective date of the termination. In the event of termination under this paragraph, all documents, data and reports prepared by the Contractor under the contract shall become the property of and be delivered to AHCCCSA. The Contractor shall be entitled to receive just and equitable compensation for work in progress, work completed and materials accepted before the effective date of the termination.

19) TERMINATION FOR DEFAULT

AHCCCSA reserves the right to terminate this contract in whole or in part due to the failure of the Contractor to comply with any term or condition of the contract or failure to take corrective action as required by AHCCCSA to comply with the terms of the contract. If the Contractor is providing services under more than one contract with AHCCCSA, AHCCCSA may deem unsatisfactory performance under one contract to be cause to require the Contractor to provide assurance of performance under any and all other contracts. In such situations, AHCCCSA reserves the right to seek remedies under both actual and anticipatory breaches of contract if adequate assurance of performance is not received. The Contracting Officer shall mail written notice of the termination and the reason(s) for it to the Contractor by certified mail, return receipt requested.

In the event the Contractor requests a hearing prior to termination, AHCCCSA is required by the Balanced Budget Act of 1997 to oversee the operation of the Contractor entity through appointment of temporary management prior to the hearing.

Upon termination under this paragraph, all documents, data, and reports prepared by the Contractor under the contract shall become the property of and be delivered to AHCCCSA on demand.

AHCCCSA may, upon termination of this contract, procure, on terms and in the manner that it deems appropriate, materials or services to replace those under this contract. The Contractor shall be liable for any excess costs incurred by AHCCCSA in re-procuring the materials or services.


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20) TERMINATION - AVAILABILITY OF FUNDS

Funds are not presently available for performance under this contract beyond the current fiscal year. No legal liability on the part of AHCCCSA for any payment may arise under this contract until funds are made available for performance of this contract.

21) RIGHT OF OFFSET

AHCCCSA shall be entitled to offset against any amounts due the Contractor any expenses or costs incurred by AHCCCSA concerning the Contractor's non-conforming performance or failure to perform the contract.

22) NON-EXCLUSIVE REMEDIES

The rights and the remedies of AHCCCSA under this contract are not exclusive.

23) NON-DISCRIMINATION

The Contractor shall comply with State Executive Order No. 99-4, which mandates that all persons, regardless of race, color, religion, sex, national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable federal and state laws, rules and regulations, including the Americans with Disabilities Act and Title VI. The Contractor shall take positive action to ensure that applicants for employment, employees, and persons to whom it provides service are not discriminated against due to race, creed, color, religion, sex, national origin or disability.

24) EFFECTIVE DATE

The effective date of this contract shall be the date that the Contracting Officer signs the award page (page 1) of this contract.

25) INSURANCE

A certificate of insurance naming the State of Arizona and AHCCCSA as the "additional insured" must be submitted to AHCCCSA within 10 days of notification of contract award and prior to commencement of any services under this contract. This insurance shall be provided by carriers rated as "A+" or higher by the A.M. Best Rating Service. The following types and levels of insurance coverage are required for this contract:

a. Commercial General Liability: Provides coverage of at least $1,000,000 for each occurrence for bodily injury and property damage to others as a result of accidents on the premises of or as the result of operations of the Contractor.

b. Commercial Automobile Liability: Provides coverage of at least $1,000,000 for each occurrence for bodily injury and property damage to others resulting from accidents caused by vehicles operated by the Contractor.

c. Workers Compensation: Provides coverage to employees of the Contractor for injuries sustained in the course of their employment. Coverage must meet the obligations imposed by federal and state statutes and must also include Employer's Liability minimum coverage of $100,000. Evidence of qualified self-insured status will also be considered.

d. Professional Liability (if applicable): Provides coverage for alleged professional misconduct or lack of ordinary skills in the performance of a professional act of service.

The above coverage's may be evidenced by either one of the following:

a. The State of Arizona Certificate of Insurance: This is a form with the special conditions required by the contract already pre-printed on the form. The Contractor's agent or broker must fill in the pertinent policy information and ensure the required special conditions are included in the Contractor's policy.


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b.   The Accord form: This standard insurance industry certificate of insurance does not contain the preprinted special conditions required by this contract. These conditions must be entered on the certificate by the agent or broker and read as follows:

     The State of Arizona and Arizona Health Care Cost Containment System are hereby added as additional insureds. Coverage afforded under this Certificate shall be primary and any insurance carried by the State or any of its agencies, boards, departments or commissions shall be in excess of that provided by the insured Contractor. No policy shall expire, be canceled or materially changed without 30 days written notice to the State. This Certificate is not valid unless countersigned by an authorized representative of the insurance company.

26) DISPUTES

The exclusive manner for the Contractor to assert any claim, grievance, dispute or demand against AHCCCSA shall be in accordance with AHCCCS Rule R9-28-804(C). Pending the final resolution of any disputes involving this contract, the Contractor shall proceed with performance of this contract in accordance with AHCCCSA's instructions, unless AHCCCSA specifically, in writing, requests termination or a temporary suspension of performance.

27) RIGHT TO INSPECT PLANT OR PLACE OF BUSINESS

AHCCCSA may, at reasonable times, inspect the part of the plant or place of business of the Contractor or subcontractor that is related to the performance of this contract, in accordance with A.R.S. ss.41-2547.

28) INCORPORATION BY REFERENCE

This solicitation and all attachments and amendments, the Contractor's proposal, best and final offer accepted by AHCCCSA, and any approved subcontracts are hereby incorporated by reference into the contract.

29) COVENANT AGAINST CONTINGENT FEES

The Contractor warrants that no person or agency has been employed or retained to solicit or secure this contract upon an agreement or understanding for a commission, percentage, brokerage or contingent fee. For violation of this warranty, AHCCCSA shall have the right to annul this contract without liability.

30) CHANGES

AHCCCSA may at any time, by written notice to the Contractor, make changes within the general scope of this contract. If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this contract, the Contractor may assert its right to an adjustment in compensation paid under this contract. The Contractor must assert its right to such adjustment within 30 days from the date of receipt of the change notice. Any dispute or disagreement caused by such notice shall constitute a dispute within the meaning of Section E, Paragraph 26, Disputes, and be administered accordingly.

When AHCCCSA issues an amendment to modify the contract, the provisions of such amendment will be deemed to have been accepted 60 days after the date of mailing by AHCCCSA, even if the amendment has not been signed by the Contractor, unless within that time the Contractor notifies AHCCCSA in writing that it refuses to sign the amendment. If the Contractor provides such notification, AHCCCSA will initiate termination proceedings.

31) TYPE OF CONTRACT

Firm Fixed-Price

32) AMERICANS WITH DISABILITIES ACT

People with disabilities may request special accommodations such as interpreters, alternative formats or assistance with physical accessibility. Requests for special accommodations must be made with at least three days prior notice by calling Michael Veit at (602) 417-4762.

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33) WARRANTY OF SERVICES

The Contractor warrants that all services provided under this contract will conform to the requirements stated herein. AHCCCSA's acceptance of services provided by the Contractor shall not relieve the Contractor from its obligations under this warranty. In addition to its other remedies, AHCCCSA may, at the Contractor's expense, require prompt correction of any services failing to meet the Contractor's warranty herein. Services corrected by the Contractor shall be subject to all of the provisions of this contract in the manner and to the same extent as the services originally furnished.

34) NO GUARANTEED QUANTITIES

AHCCCSA does not guarantee the Contractor any minimum or maximum quantity of services or goods to be provided under this contract.

35) CONFLICT OF INTEREST

The Contractor shall not undertake any work that represents a potential conflict of interest, or which is not in the best interest of AHCCCSA or the State without prior written approval by AHCCCSA. The Contractor shall fully and completely disclose any situation that may present a conflict of interest. If the Contractor is now performing or elects to perform during the term of this contract any services for any AHCCCS health plan, provider or Contractor or an entity owning or controlling same, the Contractor shall disclose this relationship prior to accepting any assignment involving such party.

36) DISCLOSURE OF CONFIDENTIAL INFORMATION

The Contractor shall not, without prior written approval from AHCCCSA, either during or after the performance of the services required by this contract, use, other than for such performance, or disclose to any person other than AHCCCSA personnel with a need to know, any information, data, material, or exhibits created, developed, produced, or otherwise obtained during the course of the work required by this contract. This nondisclosure requirement shall also pertain to any information contained in reports, documents, or other records furnished to the Contractor by AHCCCSA.

37) COOPERATION WITH OTHER CONTRACTORS

AHCCCSA may award other contracts for additional work related to this contract and Contractor shall fully cooperate with such other contractors and AHCCCSA employees or designated agents, and carefully fit its own work to such other contractors' work. Contractor shall not commit or permit any act which will interfere with the performance of work by any other contractor or by AHCCCSA employees.

38) ASSIGNMENT OF CONTRACT AND BANKRUPTCY

This contract is voidable and subject to immediate cancellation by AHCCCSA upon Contractor becoming insolvent or filing proceedings in bankruptcy or reorganization under the United States Code, or assigning rights or obligations under this contract without the prior written consent of AHCCCSA.

39) OWNERSHIP OF INFORMATION AND DATA

Any data or information system, including all software, documentation and manuals, developed by Contractor pursuant to this contract, shall be deemed to be owned by AHCCCSA. The federal government reserves a royalty-free, nonexclusive, and irrevocable license to reproduce, publish, or otherwise use and to authorize others to use for federal government purposes, such data or information system, software, documentation and manuals. Proprietary software which is provided at established catalog or market prices and sold or leased to the general public shall not be subject to the ownership or licensing provisions of this section.

Data, information and reports collected or prepared by Contractor in the course of performing its duties and obligations under this contract shall be deemed to be owned by AHCCCSA. The ownership provision is in consideration of Contractor's use of public funds in collecting or preparing such data, information and reports. These items shall not be used by Contractor for any independent project of Contractor or publicized by Contractor without the prior written permission of AHCCCSA. Subject to applicable state and federal laws


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and regulations, AHCCCSA shall have full and complete rights to reproduce, duplicate, disclose and otherwise use all such information. At the termination of the contract, Contractor shall make available all such data to AHCCCSA within 30 days following termination of the contract or such longer period as approved by AHCCCSA, Office of the Director. For purposes of this subsection, the term "data" shall not include member medical records.

Except as otherwise provided in this section, if any copyrightable or patentable material is developed by Contractor in the course of performance of this contract, the federal government, AHCCCSA and the State of Arizona shall have a royalty-free, nonexclusive, and irrevocable right to reproduce, publish, or otherwise use, and to authorize others to use, the work for state or federal government purposes. Contractor shall additionally be subject to the applicable provisions of 45 CFR Part 74 and 45 CFR Parts 6 and 8.

40) AHCCCSA RIGHT TO OPERATE CONTRACTOR

If, in the judgment of AHCCCSA, Contractor's performance is in material breach of the contract or Contractor is insolvent, AHCCCSA may directly operate Contractor to assure delivery of care to members enrolled with Contractor until cure by Contractor of its breach, by demonstrated financial solvency or until the successful transition of those members to other contractors.

If AHCCCS undertakes direct operation of the Contractor, AHCCCS, through designees appointed by the Director, shall be vested with full and exclusive power of management and control of the Contractor as necessary to ensure the uninterrupted care to persons and accomplish the orderly transition of persons to a new or existing Contractor, or until the Contractor corrects the Contract Performance failure to the satisfaction of AHCCCS. AHCCCS shall have the power to employ any necessary assistants, to execute any instrument in the name of the Contractor, to commence, defend and conduct in its name any action or proceeding in which the Contractor may be a party.

All reasonable expenses of AHCCCS related to the direct operation of the Contractor, including attorney fees, cost of preliminary or other audits of the Contractor and expenses related to the management of any office or other assets of the Contractor, shall be paid by the Contractor or withheld from payment due from AHCCCS to the Contractor.

41) AUDITS AND INSPECTIONS

The Contractor shall comply with all provisions specified in applicable AHCCCS Rule R9-22-519, -520 and -521 and AHCCCS policies and procedures relating to the audit of Contractor's records and the inspection of Contractor's facilities. Contractor shall fully cooperate with AHCCCSA staff and allow them reasonable access to Contractor's staff, subcontractors, members, and records.

At any time during the term of this contract, the Contractor's or any subcontractor's books and records shall be subject to audit by AHCCCSA and, where applicable, the federal government, to the extent that the books and records relate to the performance of the contract or subcontracts.

AHCCCSA and the federal government may evaluate through on-site inspection or other means, the quality, appropriateness and timeliness of services performed under this contract.

42) FRAUD AND ABUSE

It shall be the responsibility of the Contractor to report all cases of suspected fraud and abuse by subcontractors, members or employees. The Contractor shall provide written notification of all such incidents to AHCCCSA. The Contractor shall comply with the AHCCCS Health Plans and Program Contractors Policy for Prevention, Detection and Reporting of Fraud and Abuse which is available in the Bidder's Library and incorporated herein by reference.

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As stated in A.R.S. ss. 13-2310, incorporated herein by reference, any person who knowingly obtains any benefit by means of false or fraudulent pretenses, representations, promises or material omissions is guilty of a class 2 felony.

Contractors are required to research potential overpayments identified by a fraud and abuse investigation or audit conducted by AHCCCSA. After conducting a cost benefit analysis to determine if such action is warranted, the Contractor should attempt to recover any overpayments identified due to erroneous, false or fraudulent billings.

43) LOBBYING

No funds paid to the Contractor by AHCCCSA, or interest earned thereon, shall be used for the purpose of influencing or attempting to influence an officer or employee of any federal or State agency, a member of the United States Congress or State Legislature, an officer or employee of a member of the United States Congress or State Legislature in connection with awarding of any federal or State contract, the making of any federal or State grant, the making of any federal or State loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any federal or State contract, grant, loan, or cooperative agreement. The Contractor shall disclose if any funds other than those paid to the Contractor by AHCCCSA have been used or will be used to influence the persons and entities indicated above and will assist AHCCCSA in making such disclosures to CMS.

44) CHOICE OF FORUM

The parties agree that jurisdiction over any action arising out of or relating to this contract shall be brought or filed in a court of competent jurisdiction located in the State of Arizona.


[END OF SCTION E]

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ATTACHMENT A                                           Contract/RFP No. YH8-0001
================================================================================

ATTACHMENT A: MINIMUM SUBCONTRACT PROVISIONS


[The following provisions must be included verbatim in every subcontract.]

1) EVALUATION OF QUALITY, APPROPRIATENESS, OR TIMELINESS OF SERVICES

The Arizona Health Care Cost Containment System Administration (AHCCCSA) or the U.S. Department of Health and Human Services may evaluate, through inspection or other means, the quality, appropriateness or timeliness of services performed under this subcontract.

2) RECORDS AND REPORTS

The Contractor shall maintain all forms, records, reports and working papers used in the preparation of reports, files, correspondence, financial statements, records relating to quality of care, medical records, prescription files, statistical information and other records specified by AHCCCSA for purposes of audit and program management. The Contractor shall comply with all specifications for record-keeping established by AHCCCSA. All books and records shall be maintained to the extent and in such detail as shall properly reflect each service provided and all net costs, direct and indirect, of labor, materials, equipment, supplies and services, and other costs and expenses of whatever nature for which payment is made to the Contractor. Such material shall be subject to inspection and copying by the state, AHCCCSA and the U.S. Department of Health and Human Services during normal business hours at the place of business of the person or organization maintaining the records.

The Contractor agrees to make available at the office of the Contractor, at all times reasonable times, any of its records for inspection, audit or reproduction, by any authorized representative of the state or federal governments.

The Contractor shall preserve and make available all records for a period of five years from the date of final payment under this subcontract except as provided in paragraphs a. and b. below:

a. If this subcontract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination.

b. Records which relate to disputes, litigation or the settlement of claims arising out of the performance of this subcontract, or costs and expenses of this subcontract to which exception has been taken by the state, shall be retained by the Contractor until such disputes, litigation, claims or exceptions have been disposed of.

The Contractor shall provide all reports requested by AHCCCSA, and all information from records relating to the performance of the Contractor which AHCCCSA may reasonably require. The Contractor reporting requirements may include, but are not limited to, timely and detailed utilization statistics, information and reports.

3) LIMITATIONS ON BILLING AND COLLECTION PRACTICES

The Contractor shall not bill, nor attempt to collect payment directly or through a collection agency from a person claiming to be AHCCCS eligible without first receiving verification from AHCCCSA that the person was ineligible for AHCCCS on the date of service, or that services provided were not AHCCCS covered services. This provision shall not apply to patient contributions to the cost of services delivered by nursing homes.

4) ASSIGNMENT AND DELEGATION OF RIGHTS AND RESPONSIBILITIES

No payment due the Contractor under this subcontract may be assigned without the prior approval of AHCCCSA. No assignment or delegation of the duties of this subcontract shall be valid unless prior written approval is received from AHCCCSA.


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ATTACHMENT A                                           Contract/RFP No. YH8-0001
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5) APPROVAL OF SUBCONTRACTS, AMENDMENTS OR TERMINATIONS

This subcontract is subject to prior approval by AHCCCSA. The prime contractor shall notify AHCCCSA in the event of any proposed amendment or termination during the term hereof. Any such amendment or termination is subject to the prior approval of AHCCCSA. Approval of the subcontract may be rescinded by the Director of AHCCCSA for violation of federal or state laws or rules.

6) WARRANTY OF SERVICES

The Contractor, by execution of this subcontract, warrants that it has the ability, authority, skill, expertise and capacity to perform the services specified in this contract.

7) SUBJECTION OF SUBCONTRACT

The terms of this subcontract shall be subject to the applicable material terms and conditions of the contract existing between the Contractor and AHCCCSA for the provision of covered services.

8) AWARDS OF OTHER SUBCONTRACTS

AHCCCSA and/or the prime contractor may undertake or award other contracts for additional or related work to the work performed by the Contractor and the Contractor shall fully cooperate with such other contractors, subcontractors or state employees. The Contractor shall not commit or permit any act which will interfere with the performance of work by any other contractor, subcontractor or state employee.

9) INDEMNIFICATION BY CONTRACTOR

The Contractor agrees to hold harmless the state, all state officers and employees, AHCCCSA and other appropriate state agencies, and all officers and employees of AHCCCSA and all AHCCCS eligible persons in the event of nonpayment to the Contractor. The Contractor shall further indemnify and hold harmless the state, AHCCCSA, other appropriate state agencies, AHCCCS contractors, and their agents, officers and employees against all injuries, deaths, losses, damages, claims, suits, liabilities, judgments, costs and expenses which may, in any manner, accrue against the State, AHCCCSA or its agents, officers or employees, or AHCCCS contractors, through the intentional conduct, negligence or omission of the Contractor, its agent, officers or employees.

10) MAINTENANCE OF REQUIREMENTS TO DO BUSINESS AND PROVIDE SERVICES

The Contractor shall be registered with AHCCCSA and shall obtain and maintain all licenses, permits and authority necessary to do business and render service under this subcontract and, where applicable, shall comply with all laws regarding safety, unemployment insurance, disability insurance and worker's compensation.

11) COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS

The Contractor shall comply with all federal, State and local laws, rules, regulations, standards and executive orders governing performance of duties under this subcontract, without limitation to those designated within this subcontract.

12) SEVERABILITY

If any provision of these standard subcontract terms and conditions is held invalid or unenforceable, the remaining provisions shall continue valid and enforceable to the full extent permitted by law.

13) VOIDABILITY OF SUBCONTRACT

This subcontract is voidable and subject to immediate termination by AHCCCSA upon the Contractor becoming insolvent or filing proceedings in bankruptcy or reorganization under the United States Code, or upon assignment or delegation of the subcontract without AHCCCSA's prior written approval.

14) CONFIDENTIALITY REQUIREMENT

Confidential information shall be safeguarded pursuant to 42 CFR Part 431, Subpart F, A.R.S. ss.36-107, 36-2903, 41-1959 and 46-135, and AHCCCS and/or
ALTCS Rules.


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ATTACHMENT A                                           Contract/RFP No. YH8-0001
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15) GRIEVANCE AND REQUEST FOR HEARING PROCEDURES

Any grievance and request for hearings filed by the Contractor shall be adjudicated in accordance with AHCCCS Rules. However, on a case by case basis, the parties may agree to resolve the dispute through binding arbitration.

16) TERMINATION OF SUBCONTRACT

AHCCCSA may, by written notice to the Contractor, terminate this subcontract if it is found, after notice and hearing by the State, that gratuities in the form of entertainment, gifts, or otherwise were offered or given by the Contractor, or any agent or representative of the Contractor, to any officer or employee of the State with a view towards securing a contract or securing favorable treatment with respect to the awarding, amending or the making of any determinations with respect to the performance of the Contractor; provided, that the existence of the facts upon which the state makes such findings shall be in issue and may be reviewed in any competent court. If the subcontract is terminated under this section, unless the prime contractor is a governmental agency, instrumentality or subdivision thereof, AHCCCSA shall be entitled to a penalty, in addition to any other damages to which it may be entitled by law, and to exemplary damages in the amount of three times the cost incurred by the Contractor in providing any such gratuities to any such officer or employee.

17) PRIOR AUTHORIZATION AND UTILIZATION REVIEW

The prime contractor and Contractor shall develop, maintain and use a system for Prior Authorization and Utilization Review which is consistent with AHCCCS Rules and the prime contractor's policies.

18) NON-DISCRIMINATION REQUIREMENTS

If applicable, the Contractor shall comply with:

a. The Equal Pay Act of 1963, as amended, which prohibits sex discrimination in the payment of wages to men and women performing substantially equal work under similar working conditions in the same establishment.

b. Title VI of the Civil Rights Act of 1964, as amended, which prohibits the denial of benefits of, or participation in, contract services on the basis of race, color, or national origin.

c. Title VII of the Civil Rights Act of 1964, as amended which prohibits private employers, state and local governments, and educational institutions from discriminating against their employees and job applicants on the basis of race, religion, color, sex, or national origin.

d. Title I of the Americans with Disabilities Act of 1990, as amended, which prohibits private employers and state and local governments from discriminating against job applicants and employees on the basis of disability.

e. The Civil Rights Act of 1991, which reverses in whole or in part, several recent Supreme Court decisions interpreting Title VII.

f. The Age Discrimination in Employment Act (A.R.S. Title 41-1461, et seq.); which prohibits discrimination based on age.

g. State Executive Order 99-4 and Federal Order 11246 which mandates that all persons, regardless of race, color, religion, sex, age, national origin or political affiliation, shall have equal access to employment opportunities.

h. Section 503 of the Rehabilitation Act of 1973, as amended, which prohibits discrimination in the employment or advancement of the employment of qualified persons because of physical or mental handicap.


                                      A-3            Acute Care Renewal (CYE 02)
                                                                        Draft #3

ATTACHMENT A                                           Contract/REP No. YH8-0001
================================================================================

i. Section 504 of the Rehabilitation Act of 1973, as amended, which prohibits discrimination on the basis of handicap in delivering contract services.

19) COMPLIANCE WITH AHCCCS RULES RELATING TO AUDIT AND INSPECTION

The Contractor shall comply with all applicable AHCCCS Rules and Audit Guide relating to the audit of the Contractor's records and the inspection of the Contractor's facilities. If the Contractor is an inpatient facility, the Contractor shall file uniform reports and Title XVIII and Title XIX cost reports with AHCCCSA.

20) CERTIFICATION OF TRUTHFULNESS OF REPRESENTATION

By signing this subcontract, the Contractor certifies that all representations set forth herein are true to the best of its knowledge.

21) CERTIFICATION OF COMPLIANCE - ANTI-KICKBACK AND LABORATORY TESTING

By signing this subcontract, the Contractor certifies that it has not engaged in any violation of the Medicare Anti-Kickback statute (42 USC ss.ss.1320a-7b) or the "Stark I" and "Stark ii" laws governing related-entity referrals (PL 101-239 and PL 101-432) and compensation therefrom. If the Contractor provides laboratory testing, it certifies that it has complied with 42 CFR ss.411.361 and has sent to AHCCCSA simultaneous copies of the information required by that rule to be sent to the Health Care Financing Administration.

22) CONFLICT IN INTERPRETATION OF PROVISIONS

In the event of any conflict in interpretation between provisions of this subcontract and the AHCCCS Minimum Subcontract Provisions, the latter shall take precedence.

23) ENCOUNTER DATA REQUIREMENT

If the Contractor does not bill the prime contractor (e.g., Contractor is capitated), the Contractor shall submit encounter data to the prime contractor in a form acceptable to AHCCCSA.

24) CLINICAL LABORATORY IMPROVEMENT AMENDMENT (CLIA) OF 1988

The Clinical Laboratory Improvement Amendment (CLIA) of 1988 requires laboratories and other facilities that test human specimens to obtain either a CLIA Waiver or CLIA Certificate in order to obtain reimbursement from the Medicare and Medicaid (AHCCCS) programs. In addition, they must meet all the requirements of 42 CFR 493, Subpart A.

To comply with these requirements, AHCCCSA requires all clinical laboratories to provide verification of CLIA Licensure or Certificate of Waiver during the provider registration process. Failure to do so shall result in either a termination of an active provider ID number or denial of initial registration. These requirements apply to all clinical laboratories.

Pass-through billing or other similar activities with the intent of avoiding the above requirements are prohibited. Prime contractor may not reimburse providers who do not comply with the above requirements.

25) INSURANCE

[This provision applies only if the Contractor provides services directly to AHCCCS members]

The Contractor shall maintain for the duration of this subcontract a policy or policies of professional liability insurance, comprehensive general liability insurance and automobile liability insurance. The Contractor agrees that any insurance protection required by this subcontract, or otherwise obtained by the Contractor, shall not limit the responsibility of Contractor to indemnify, keep and save harmless and defend the State and AHCCCSA, their agents, officers and employees as provided herein. Furthermore, the Contractor shall be fully responsible for all tax obligations, Worker's Compensation Insurance, and all other applicable insurance coverage, for itself and its employees, and AHCCCSA shall have no responsibility or liability for any such taxes or insurance coverage.

                                      A-4            Acute Care Renewal (CYE 02)
                                                                        Draft #3

ATTACHMENT A                                           Contract/RFP No. YH8-0001
================================================================================

26) FRAUD AND ABUSE

If the Contractor discovers, or is made aware, that an incident of potential fraud or abuse has occurred, the Contractor shall report the incident to the prime contractor, who shall proceed in accordance with the AHCCCS Health Plans and Program Contractors Policy for Prevention, Detection and Reporting of Fraud and Abuse Incidents involving potential member eligibility fraud should be reported to AHCCCSA, Office of Program Integrity, Member Fraud Unit. All other incidents of potential fraud should be reported to AHCCCSA, Office of the Director, Office of Program Integrity. (See AHCCCS Rule R9-22-511.)


                                      A-5            Acute Care Renewal (CYE 02)
                                                                        Draft #3

ATTACHMENT B                                           Contract/RFP No. YH8-0001
================================================================================

                    ATTACHMENT B: MINIMUM NETWORK STANDARDS

                         (By Geographic Service Area)

INSTRUCTIONS:

Contractors shall have in place an adequate network of providers capable of meeting contract requirements. The information that follows describes the minimum network requirements by Geographic Service Area (GSA). In some GSA's there are required service sites located outside of the geographical boundary of a GSA. The reason for this relates to practical access to care. In certain instances, a member must travel a much greater distance to receive services within their assigned GSA, if the member were not allowed to receive services in an adjoining GSA or state.

Split zip codes occur in some counties. Split zip codes are those which straddle two different counties. Enrollment for members residing in these zip codes is based upon the county and GSA to which the entire zip code has been assigned by AHCCCS. The Contractor shall be responsible for providing services to members residing in the entire zip code that is assigned to the GSA for which the Contractor has agreed to provide services. The split zip codes GSA assignments are as follows:

     ZIP CODE  SPLIT BETWEEN            COUNTY ASSIGNED          ASSIGNED GSA
               THESE COUNTIES                 TO
     ------------------------------------------------------------------------
     85220     Pinal and Maricopa            Maricopa                 12
     85242     Pinal and Maricopa            Maricopa                 12
     85292     Gila and Pinal                Gila                      8
     85342     Yavapai and Maricopa          Maricopa                 12
     85358     Yavapai and Maricopa          Maricopa                 12
     85390     Yavapai and Maricopa          Maricopa                 12
     85643     Graham and Cochise            Cochise                  18
     85645     Pima and Santa Cruz           Santa Cruz               18
     85943     Apache and Navajo             Navajo                   16
     86336     Coconino and Yavapai          Yavapai                   6
     86351     Coconino and Yavapai          Coconino                  6
     86434     Mohave and Yavapai            Yavapai                   6

If outpatient specialty services (OB, family planning, and pediatrics) are not included in the primary care provider contract, at least one subcontract is required for each of these specialties in the service sites specified. General surgeons must be available within 50 miles of service sites.

In Tucson (GSA 10) and Metropolitan Phoenix (GSA 12), the Contractor must demonstrate its ability to provide PCP, dental and pharmacy services so that members don't need to travel more than 5 miles from their residence. Metropolitan Phoenix is defined on the Minimum Network Standard page specific to GSA # 6.

                                                          Acute Care Renewal(02)

ATTACHMENT B                                           Contract/RFP No. YH8-0001
================================================================================

At a minimum, the Contractor shall have a physician with admitting and treatment privileges with each hospital in its network. Contractors in GSA 10 and/or GSA 12 must have at least one hospital contract in each service district. This requirement is part of the Hospital Subcontracting and Reimbursement Pilot Program, described more fully in Section D, Paragraph 35, Hospital Reimbursement. A list of Phoenix and Tucson area hospitals are included.

Provider categories required at various service delivery sites included in the Service Area Minimum Network Standards are indicated as follows:

          H  Hospitals
          P Primary Care Providers (physicians, certified nurse practitioners and physician assistants)
          D  Dentists
          Ph Pharmacies


                                                          Acute Care Renewal(02)

ATTACHMENT B                                           Contract/RFP No. YH8-0001
================================================================================

HOSPITALS IN PHOENIX METROPOLITAN AREA (By service district, by zip code)

DISTRICT 1
----------
85006     Good Samaritan Regional Medical Center
          Phoenix Children's Hospital
          St. Luke's Medical Center
85007     Phoenix Memorial Hospital
85008     Maricopa Medical Center
85013     St. Joseph's Hospital & Medical Center
85015     Phoenix Baptist Hospital & Medical Center
85020     John C. Lincoln Hospital -North Mountain
85027     John C. Lincoln Hospital -Deer Valley

DISTRICT 2
----------
85031     Maryvale Hospital Medical Center
85031     Paradise Valley Hospital
85306     Thunderbird Samaritan Medical Center
85308     Arrowhead Community Hospital & Medical Center
85351     Walter O. Boswell Memorial Hospital
85375     Del E. Webb Memorial Hospital
85054     Mayo Clinic Hospital

DISTRICT 3
----------
85201     Mesa General Hospital Medical Center
          Mesa Lutheran Hospital
85202     Desert Samaritan Medical Center
85206     Valley Lutheran Hospital
85224     Chandler Regional Hospital
85251     Scottsdale Healthcare- Osborn
85261     Scottsdale Healthcare- Shea
85281     Tempe St. Luke's Hospital


                                                          Acute Care Renewal(02)

ATTACHMENT B                                           Contract/RFP No. YH8-0001
================================================================================

HOSPITALS IN TUCSON METROPOLITAN AREA (By service district, by zip code)

DISTRICT 1
----------
85719     University Medical Center
85741     Northwest Hospital
85745     Carondelet St. Mary's Hospital

DISTRICT 2
----------
85711     Carondelet St. Joseph's Hospital
85712     El Dorado Hospital Tucson Medical Center
85713     Kino Community Hospital


                                                          Acute Care Renewal(02)
[GRAPHIC OMITTED]

                                                  Attachment B
                                                  Minimum Network Standards
COUNTIES: LA PAZ AND MOHAVE                       Geographic Service Area 4

Hospitals
---------
Bullhead City                                     [GRAPHIC OMITTED]
Kingman
Lake Havasu City
Parker
St. George, Utah                                                 + KINGMAN
                                                                   ---------
Primary Care Providers                                              H,P,D,Ph
----------------------
Blythe
Bullhead City
Colorado City/Hilldale/Knab, Utah            + BULLHEAD CITY
Kingman                                        -------------
Lake Havasu City                               H,P,D,Ph
Parker
St. George, Utah/Mesquite                        +LAKE HAVASU CITY
                                                   ----------------
Dentist                                            H,P,D,Ph
-------
Blythe
Bullhead City
Colorado City/Hilldale/Kanab, Utah
Kingman                                  + PARKER
Lake Havasu City                           --------
Parker St.                                 H,P,D,Ph
St. George, Utah/Mesquite


Pharmacies
----------
Blythe
Bullhead City
Kanab, Utah
Kingman
Lake Havasu City
Parker St.
St. George, Utah/Mesquite



H=Hospital     P=Primary Care Physician       D=Dentist          Ph=Pharmacy


S:Finlpmf/power point/Attachment B

                                                  Attachment B
                                                  Minimum Network Standards
                                                  Geographic Service Area 2
COUNTY: YUMA


Hospitals
---------
Yuma

Primary Care Providers
----------------------
Yuma
Somerton
Wellton

Dentist
-------
Yuma

Pharmacies
----------                                   YUMA
Yuma                                      +  --------
                                             H,P,D,Ph


                                        + SOMERTON + WELLTON
                                          --------   -------
                                             P          P




H=Hospital     P=Primary Care Physician           D=Dentist      Ph=Pharmacy


S:Fin/pmf/power point/Attachment B

                                                  Attachment B
                                                  Minimum Network Standards
                                                  Geographic Service Area 6

COUNTIES: COCONINO AND YAVAPAI

Hospitals                                         [GRAPHIC OMITTED]
---------
Cottonwood                                                     + PAGE
Flagstaff                                                        ----
Kanab, Utah                                                      H,P,D,Ph
Kingman
Page
Payson                                                 + WILLIAMS
Phoenix Wickenburg                                       --------
Prescott                                                  P,D,Ph
Winslow
                                                                    + FLAGSTAFF
Primary Care Providers                                                ---------
----------------------                                                H,P,D,Ph
Camp Verde
Cottonwood                                                    + SEDONA
Flagstaff                                                       ------
Knab, Utah                                                       P,D,Ph
Kingman
Page                                                COTTONWOOD +
Payson                                              ----------
Phoenix/Wickenburg                                   H,P,D,Ph
Prescott
Prescott Valley                         PRESCOTT VALLEY +
Sedona                                  ---------------
Williams                                  P,D,Ph               + CAMP VERDE
Winslow                                                          ----------
                                             + PRESCOTT            P,D,Ph
                                               --------
                                               H,P,D,Ph

Dentist
-------
SAME AS PRIMARY CARE
PROVIDERS

Pharmacies
----------
SAME AS PRIMARY CARE
PROVIDERS


H=Hospital     P=Primary Care Physician           D=Dentist      Ph=Pharmacy


S:Fin/pmf/power point/Attachment B

                                                  Attachment B
                                                  Minimum Network Standards
                                                  Geographic Service Area 12


COUNTY: MARICOPA
                                                       [GRAPHIC OMITTED]
Hospital
--------
Metropolitan Phoenix*
  District 1                            WICKENBURG +
    Contract Required                   ----------
  District 2                             H,P,D,Ph
    Contract Required
  District 3
    Contract Required                                            + METRO PHOENIX
Wickenburg                                                         -------------
  Physician(s) w/admit and treatment                               H,P,D,Ph
  privileges required


Primary Care Providers
----------------------                                    +
Avondale/Goodyear/Litchfield            AVONDALE/GOODYEAR
  Park/Tolleson                         LITCHFIELD PARK/TOLLESON
Buckeye                                 ------------------------
Gila Bend                               P,D,Ph
Metropolitan Phoenix*                                  + BUCKEYE
Queen Creek                                              -------
Wickenburg                                                P,Ph


Dentist                                                + GILA BEND
-------                                                  ---------
Avondale/Buckeye/Goodyear/Litchfield                     P
  Park/Tolleson
Metropolitan Phoenix*
Wickenburg


Pharmacies
----------
Avondale/Goodyear/Litchfield
  Park/Tolleson
Buckeye
Metropolitan Phoenix*
Wickenburg

*For Purposes of this RFP, Metropolitan Phoenix encompasses the following:
Phoenix, Paradise Valley, Cave Creek/Carefree, Fountian Hills, Scottsdale, Glendale, Sun City/Sun City West, Tempe, Mesa, Gilbert, Chandler, Apache Junction, Peoria, El Mirage, Guadalupe, Surprise and Youngtown. Within this area, distance standards must be met as specified in Attachment B.

H=Hospital     P=Primary Care Physician           D=Dentist      Ph=Pharmacy


S:Fin/pmf/power point/Attachment B

                                                  Attachment B
                                                  Minimum Network Standards
                                                  Geographic Service Area 10


COUNTY: PIMA                                      [GRAPHIC OMITTED]

Hospital
--------                                                              + CATALINA
Tucson                                                 MARANA +         --------
  District 1                                           ------           P,D,Ph
    Contract Required                                  P
  District 2
    Contract Required                             + AJO
Nogales                                             ---
  Physician(s) w/admit and treatment                P,D,Ph            TUCSON
   privileges required                                                ------
                                                                      H,P,D,Ph
Primary Care Providers
----------------------
Ajo
Catalina                                               GREEN VALLEY
Green Valley/Continental                               CONTINENTAL  +
Nogales                                                ------------
Oro Valley                                             P,D,Ph
Tucson

Dentist
-------
Ajo
Catalina
Green Valley/Continental
Nogales
Oro Valley
Tucson

Pharmacies
----------
Ajo
Catalina
Green Valley/Continental
Nogales
Oro Valley
Tucson

H=Hospital     P=Primary Care Physician           D=Dentist      Ph=Pharmacy


S:Fin/pmf/power point/Attachment B

                                                  Attachment B
                                                  Minimum Network Standards
                                                  Geographic Service Area 8


COUNTIES: COCONINO AND YAVAPAI


Hospital                                                 [GRAPHIC OMITTED]
--------
Casa Grande                                            + PAYSON
Claypool                                                 ------
Mesa                                                     H,D,P,Ph
Payson
                                                                 + CLAYPOOL
Primary Care Providers                                             --------
----------------------                                             H,P,D,Ph
Apache Junction                                             MIAMI
Casa Grande                                                 ----- +
Coolidge/Florence                                           P,D,Ph
Eloy                                                   +
Globe/Miami/Claypool                           APACHE JCT
Kearney                                        ----------
Mammoth/San Manuel/Oracle                      P,D,Ph
Mesa
Payson
                                                       + FLORENCE     + KEARNY
Dentist                                                  --------       ------
-------                                                  P,D,Ph         P,D,Ph
Apache Junction
Casa Grande                                         + COOLIDGE
Coolidge/Florence                                     --------
Eloy                                                  P,D,Ph
Globe/Miami/Claypool                       + CASA GRANDE                MAMMOTH
KearneY                                      -----------                -------
Mammoth/San Manuel/Oracle                    H,P,D,Ph                   P,D,Ph
Mesa                                                                        +
Payson
                                             + ELOY    ORACLE +
                                               ----    ------
                                               P,D     P,D,Ph      + SAN MANUEL
                                                                     ----------
                                                                     P,D,Ph

Pharmacies
----------
Apache Junction
Casa Grande
Coolidge/Florence
Globe/Miami/Claypool
Kearney
Mammoth/San Manuel/Oracle
Mesa
Payson




H=Hospital     P=Primary Care Physician           D=Dentist      Ph=Pharmacy


S:Fin/pmF/power point/Attachment B

                                                  Attachment B
                                                  Minimum Network Standards
                                                  Geographic Service Area 16


COUNTIES: APACHE AND NAVAJO
                                                       [GRAPHIC OMITTED]


Hospital
--------
Gallup, NM
Showlow
Springerville
Winslow


Primary Care Providers
----------------------
Gallup, NM
Holbrook                                        + WINSLOW
Showlow/Pinetop/Lakeside                          --------
Snowflake/Taylor                                  H,P,D,Ph
Springerville/Eager
St. Johns                                         HOLBROOK +       ST. JOHNS +
Winslow                                           --------         --------
                                                  P,D,Ph           P,D,Ph

                                                  SNOWFLAKE/TAYLOR +
Dentist                                           ----------------
-------                                           P,D,Ph
Gallup, NM
Holbrook                                            SHOWLOW +
Showlow/Pinetop/Lakeside                            --------
Snowflake/Taylor                                    H,P,D,Ph    SPRINGERVILLE +
Springerville/Eager                                             -------------
St. Johns                                                       H,P,D,Ph
Winslow                                           PINETOP/LAKESIDE +
                                                  ----------------
                                                  P,D,Ph            EAGER
                                                                    -----  +
Pharmacies                                                          P,D,Ph
----------
Gallup, NM
Holbrook
Showlow/Pinetop/Lakeside
Snowflake/Taylor
Springerville/Eager
St. Johns
Winslow



H=Hospital     P=Primary Care Physician           D=Dentist      Ph=Pharmacy



S:Fin/pmf/power point/Attachment B

                                                  Attachment B
                                                  Minimum Network Standards
                                                  Geographic Service Area 14


COUNTIES: GRAHAM AND GREENLEE

                                                        [GRAPHIC OMITTED]
Hospital
--------
Safford


Primary Care Providers                                 MORENCI +
----------------------                                 -------      + CLIFTON
Morenci/Clifton                                        P,D,Ph         -------
Safford                                                               P,D,Ph


Dentist
-------
Morenci/Clifton
Safford
                                             THATCHER +
                                             --------            +
Pharmacies                                   Ph                    SAFFORD
----------                                                         -------
Morenci/Clifton                                                    H,P,D,Ph
Safford/Thatcher



H=Hospital     P=Primary Care Physician           D=Dentist      Ph=Pharmacy


S: Fin/pmf/power point/Attachment B

                                                  Attachment B
                                                  Minimum Network Standards
                                                  Geographic Service Area 18


COUNTIES: COCHISE AND SANTA CRUZ


Hospital
--------
Benson
Bisbee
Douglas
Nogales
Sierra Vista
Tucson
Wilcox                                                            + WILLCOX
                                                                    --------
                                                                    H,P,D,Ph
Primary Care Providers
----------------------
Benson                                                 + BENSON
Bisbee                                                   ------
Douglas                                                  H,P,D,Ph
Nogales
Sierra Vista
Tucson
Wilcox

                                                       + SIERRA VISTA
Dentist                                                  ------------
-------                                                   H,P,D,Ph
Benson/Wilcox
Bisbee                                   NORALES         BISBEE +       DOUGLAS
Douglas                                  -------         ------         -------
Nogales                                + H,P,D,Ph        H,P,D,Ph     + H,P,D,Ph
Sierra Visas
Tucson


Pharmacies
----------
Benson
Bisbee
Douglas
Nogales
Sierra Vista
Tucson
Wilcox



H=Hospital     P=Primary Care Physician           D=Dentist      Ph=Pharmacy


S:Fin/pmf/power point/Attachment B

ATTACHMENT F                                           Contract/RFP No. YH8-0001
================================================================================

ATTACHMENT F: PERIODIC REPORT REQUIREMENTS

The following table is a summary of the periodic reporting requirements for AHCCCS acute care contractors and is subject to change at any time during the term of the contract. The table is presented for convenience only and should not be construed to limit the Contractor's responsibilities in any manner. "Reporting Guide" refers to the Reporting Guide for Acute Health Care Contractors with the Arizona Health Care Cost Containment System.

                                                                                                   AHCCCS
REPORT                            WHEN DUE                      SOURCE/REFERENCE                   CONTACT:
---------------------------------------------------------------------------------------------------------------------
Monthly Financial Report          45 days after the end of      Reporting Guide                    Financial
                                  the month, as applicable                                         Manager
---------------------------------------------------------------------------------------------------------------------
Quarterly Financial Report        60 days after the end of      Reporting Guide                    Financial
                                  each quarter                                                     Manager
---------------------------------------------------------------------------------------------------------------------
Draft Annual Audit Report         90 days after the end of      Reporting Guide                    Financial
                                  each fiscal year                                                 Manager
---------------------------------------------------------------------------------------------------------------------
Draft Management Letter           90 days after the end of      Reporting Guide                    Financial
                                  each fiscal year                                                 Manager
---------------------------------------------------------------------------------------------------------------------
Final Annual Audit Report         120 days after the end of     Reporting Guide                    Financial
                                  each fiscal year                                                 Manager
---------------------------------------------------------------------------------------------------------------------
Final Management Letter           120 days after the end of     Reporting Guide                    Financial
                                  each fiscal year                                                 Manager
---------------------------------------------------------------------------------------------------------------------
Accountant's Report on            120 days after the end of     Reporting Guide                    Financial
Compliance                        each fiscal year                                                 Manager
---------------------------------------------------------------------------------------------------------------------
Reconciliation - Annual           120 days after the end of     Reporting Guide                    Financial
Audit and Plan Year-to-           each fiscal year                                                 Manager
Date Financial Report
Information
---------------------------------------------------------------------------------------------------------------------
Financial Disclosure Report       120 days after the end of     Reporting Guide                    Financial
                                  each fiscal year                                                 Manager
---------------------------------------------------------------------------------------------------------------------
Annual Analysis of                120 days after the end of     Reporting Guide                    Financial
Profitability by Major Rate       each fiscal year                                                 Manager
Code (by County)
---------------------------------------------------------------------------------------------------------------------
PPC Lag Schedules                 120 days after the end of     Reporting Guide                    Financial
                                  each fiscal year                                                 Manager
---------------------------------------------------------------------------------------------------------------------
Physician Incentive Plan          Annually by October 1st       RFP, Section D, Paragraph 18       Financial
(PIP) reporting                   of each year                                                     Manager
---------------------------------------------------------------------------------------------------------------------
Quarterly FQHC Reports            60 days after the end of      RFP, Section D, paragraph 26       Financial
                                  each quarter                                                     Manager
---------------------------------------------------------------------------------------------------------------------
Provider Affiliation              10 business days after the    PMMIS Provider-to-Health           Health Plan
Transmission                      beginning of each quarter     Plan FTP submission and            Operations
                                                                processing                         Manager
---------------------------------------------------------------------------------------------------------------------
Corrected Pended                  Monthly, according to         Encounter Manual                   Encounter
Encounter Data                    established schedule                                             Administrator
---------------------------------------------------------------------------------------------------------------------
New Day Encounter Data            Monthly, according to         Encounter Manual                   Encounter
                                  established schedule                                             Administrator
---------------------------------------------------------------------------------------------------------------------
Medical Records for Data          90 days after the request     RFP, Section C, Paragraph 1        Data Validation
Validation                        received from                                                    Manager
                                  AHCCCSA
---------------------------------------------------------------------------------------------------------------------

                                                       F-1                                Acute Care Renewal (CYE 02)
                                                                                                             Draft #3






ATTACHMENT F                                                                                Contract/RFP No. YH8-0001
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
Quarterly Grievance and           45 days after the end of       RFP, Section D, Paragraph 63        Administrative
Appeals Report                    each quarter                                                       Assistant
---------------------------------------------------------------------------------------------------------------------
Comprehensive EPSDT               Annually on December 1         RFP, Section D, Paragraph 16        OMM MCH
Plan including Dental                                                                                Manager
---------------------------------------------------------------------------------------------------------------------
EPSDT Progress Report             15 days after the end of       AMPM, Chapter 400                   OMM MCH
including Dental - Quarterly      each quarter                                                       Manager
Update
---------------------------------------------------------------------------------------------------------------------
Quarterly Inpatient Hospital      15 days after the end of       State Medicaid Manual and           OMM CSM
Showing                           each quarter                   the AMPM, Chapter 1000              Administrator
---------------------------------------------------------------------------------------------------------------------
Quality Management/               Annually on November           AMPM, Chapter 900                   OMM Assistant
Utilization Management            15th                                                               Medical Director
Plan Evaluation and                                                                                  for Quality
Revision
---------------------------------------------------------------------------------------------------------------------
Monthly Pregnancy                 End of the month               AMPM, Chapter 400                   OMM MCH
Termination Report                following the pregnancy                                            Manager
                                  termination
---------------------------------------------------------------------------------------------------------------------
Maternity Care Plan               Annually on December           AMPM, Chapter 400                   OMM MCH
                                  1st                                                                Manager
---------------------------------------------------------------------------------------------------------------------
Semi-annual report of             30 days after the end of       AMPM, Chapter 400                   OMM MCH
number of pregnant women          the 2nd and 4th quarter                                            Manager
who are HIV/AIDS positive         of each contract year
---------------------------------------------------------------------------------------------------------------------
                                  Annually on November           AMPM, Chapter 900                   OMM Assistant
Quality Improvement               15th                                                               Medical Director
Project Proposal                                                                                     for Quality
(initial/baseline year of the
project)
---------------------------------------------------------------------------------------------------------------------
Quality Improvement               Annually on December           AMPM, Chapter 900                   OMM Assistant
Project Interim Report            15th                                                               Medical Director
(intervention/measurement                                                                            for Quality
year(s) of the project)
---------------------------------------------------------------------------------------------------------------------
Quality Improvement               Within 180 days of the         AMPM Chapter 900                    OMM Assistant
Project Final Report              end of the project, as                                             Medical Director
                                  defined in the project                                             for Quality
                                  proposal approved by
                                  AHCCCS OMM
---------------------------------------------------------------------------------------------------------------------
Provider Fraud/Abuse              Immediately following          AHCCCS Internal                     Office of
Report                            discovery                      Audit/Program Investigation         Program
                                                                 Policy for Prevention,              Integrity
                                                                 Detection and Reporting of          Manager
                                                                 Fraud and Abuse
---------------------------------------------------------------------------------------------------------------------
Eligible Person                   Immediately following          AHCCCS Internal                     Office of
Fraud/Abuse Report                discovery                      Audit/Program Investigation         Program
                                                                 Policy for Prevention,              Integrity
                                                                 Detection and Reporting of          Manager
                                                                 Fraud and Abuse
---------------------------------------------------------------------------------------------------------------------


                                                      F-2                                 Acute Care Renewal (CYE 02)
                                                                                                             Draft #3



ATTACHMENT F                                                                                Contract/RFP No. YH8-0001
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
Non-Transplant                    Annually, within 30 days       RFP, Section D, Paragraph 39        OMM CMS
Catastrophic Reinsurance          of the beginning of the                                            Reinsurance
covered Diseases                  contract year, enrollment                                          Manager
                                  to the plan, and when
                                  newly diagnosed.
---------------------------------------------------------------------------------------------------------------------





























                                                      F-3                                 Acute Care Renewal (CYE 02)
                                                                                                             Draft #3


ATTACHMENT G                                           Contract/RFP No. YH8-0001
================================================================================
ATTACHMENT G: AUTO-ASSIGNMENT ALGORITHM

Members who have the right to choose but do not exercise this right, are assigned to contractors through an auto-assignment algorithm. The algorithm is a mathematical formula used to distribute members to the various contractors in a manner that is predictable and consistent with AHCCCSA goals.

The algorithm employs a data table and a formula to assign cases (a case may be a member or a household of members) to contractors using the target percentages developed. The algorithm data table consists of all the zip codes in the state, all contractors serving each zip code area, and the target percentages by rate code within each zip code.

The contractor farthest away from its target percentage within a zip code and rate code, the largest negative difference, is assigned the next case for that zip code. The equation used is:

          (t/T)-P=d

t = The total members assigned to the zip code per rate code category for the contractor

T = The total members assigned to the zip code per rate code category, all contractors combined

P =  The target percentage of members for the rate code for the contractor

d =  The difference

The algorithm is calculated after each assignment to give a new difference for each contractor. When more than one contractor has the same difference, and their differences are greater than all other contractors, the contractor with the lowest Health Plan I.D. Number will be assigned the case.

All contractors, within a given geographic service area (GSA) and for each rate code, will have a placement in the algorithm and will receive members accordingly. A contractor with a more favorable target percentage in the algorithm will receive proportionally more members. Conversely, a contractor with a lower target percentage in the algorithm will receive proportionally fewer members. The algorithm favors contractors with both lower final bids and awarded rates. The algorithm also favors those contractors with programs that score higher based on AHCCCSA's evaluation criteria.

Development of the Target Percentages

For the first year of the contract, the algorithm target percentages will be developed using the methodology described below. However, for subsequent years, AHCCCS reserves the right to change the algorithm methodology to assure assignments are made in the best interest of the AHCCCS program and the state.

A contractor's placement in the algorithm is based upon the following three factors which are weighted equally (i.e., 33.33%):

1. The final capitation rate bid submitted by the contractor. Final bids that are below the bottom of the rate range will be assigned to the bottom of the rate range for development of the target percentages.

2.   The contractor's final awarded rate from AHCCCSA.

3.   The contractor's score on the Program component of the proposal.

Points will be assigned to each contractor by rate code by GSA. Based on the rankings of the final bids submitted and the final awarded rates, each contractor will be assigned a number of points for each of these two components separately as follows:

ATTACHMENT G                                           Contract/RFP No. YH8-0001
================================================================================

                                         TABLE FOR FACTORS #1 AND #2
-----------------------------------------------------------------------------------------------------------
   Number of                   2nd        3rd        4th        5th        6th          7th          8th
   Awards in      Lowest     Lowest     Lowest     Lowest     Lowest      Lowest      Lowest        Lowest
      GSA          Rate       Rate       Rate       Rate       Rate        Rate        Rate          Rate
===========================================================================================================
       2            60         40
-----------------------------------------------------------------------------------------------------------
       3            44         32         24
-----------------------------------------------------------------------------------------------------------
       4            35         28         22         15
-----------------------------------------------------------------------------------------------------------
       5            30         25         20         15         10
-----------------------------------------------------------------------------------------------------------
       6            26         23         19         15         11          6
-----------------------------------------------------------------------------------------------------------
       7            25         20         17         14         11          8             5
-----------------------------------------------------------------------------------------------------------
       8            25         17         15         13         11          8             6            5
-----------------------------------------------------------------------------------------------------------

Contractors that have equal bids in a GSA for the same rate code will be given an equal percentage of the points for all of the positions combined.

The third component of the calculation, program scores, will be assigned a number of points based on where the contractor ranks among the scores. The higher the score, the more points assigned. For this component, points will be assigned as follows:


                                            TABLE FOR FACTOR #3

-----------------------------------------------------------------------------------------------------------
   Number of      Highest       2nd        3rd       4th        5th         6th          7th          8th
   Awards in      Program     Highest    Highest   Highest    Highest     Highest      Highest      Highest
      GSA          Score       Score      Score     Score      Score       Score        Score        Score
-----------------------------------------------------------------------------------------------------------
       2            66          40
-----------------------------------------------------------------------------------------------------------
       3            44          32         24
-----------------------------------------------------------------------------------------------------------
       4            35          28         22         15
-----------------------------------------------------------------------------------------------------------
       5            30          25         20         15         10
-----------------------------------------------------------------------------------------------------------
       6            26          23         19         15         11          6
-----------------------------------------------------------------------------------------------------------
       7            25          20         17         14         11          8            5
-----------------------------------------------------------------------------------------------------------
       8            25          17         15         13         11          8            6             5
-----------------------------------------------------------------------------------------------------------

Contractors that have equal program scores will be given an equal percentage of the points for all of the positions combined.

The points awarded for the three components will be combined as follows to give the target percentage for each contractor by GSA by rate code.

Final Bid Points + Awarded Bid Points + Program Score Points = TARGET PERCENTAGE
------------------------------------------------------------
                            300

Contractors that have equal bids in a GSA for the same rate code will be given an equal percentage of the positions combined.

ATTACHMENT H                                           Contract/RFP No. YH8-0001
================================================================================

ATTACHMENT H: GRIEVANCE AND REQUEST FOR HEARING PROCESS AND STANDARDS

The Contractor shall have in place a written grievance and request for hearing policy for members and providers which defines and explains their rights regarding any adverse action by the Contractor. The Contractor shall also ensure compliance with the Members' Rights and Responsibilities Policy, as well as R9-22-Article 13 and R9-31-Article 13. The written grievance and request for hearing policy shall be in accordance with applicable federal and State laws and AHCCCS rules and policies including, but not limited to R9-22-Article 8 and R9-31-Article 8. The grievance and request for hearing policy shall include the following provisions:

a. The grievance and request for hearing policy shall be provided to members at the time of enrollment with the Contractor.

b. The grievance and request for hearing policy shall be provided to all subcontractors at the time of contract. For providers without a contract, the grievance and request for hearing policy may be mailed with a remittance advice, provided the remittance is sent within 45 days of receipt of a claim.

c. The grievance and request for hearing policy must specify that all grievances, with the exception of those challenging claim denials, must be filed with the Contractor no later than 60 days from the date of the adverse action. Grievances challenging claim denials must be filed in writing with the Contractor no later that 12 months from the date of service, 12 months after the date of eligibility posting or within 60 days after the date of a timely claim submission, whichever is later.

d. Specific individuals are appointed with authority to require corrective action and with requisite experience to administer the grievance and request for hearing policy.

e. A log is maintained for all grievances and requests for hearing containing sufficient information to identify the Complainant, date of receipt, nature of the grievance and the date the grievance is resolved. Separate logs must be maintained for provider and member grievances

f. Within five working days of receipt, the Complainant is informed by letter that the grievance has been received.

g. All correspondence must be provided in a second language in accordance with the Member Information standards set forth in Section D, Paragraph 8. In addition, the Contractor must make arrangements to ensure that it complies with "cultural competency requirements."

h. Each grievance and request for hearing is thoroughly investigated using the applicable statutory, regulatory, contractual and policy provisions, ensuring that facts are obtained from all parties.

i. All documentation received and mailed by the Contractor during the grievance and request for hearing process is dated upon receipt.

j. All grievances and requests for hearing are filed in a secure designated area and are retained for five years following the Contractor's decision, the Administration's decision, judicial appeal or close of the grievance, whichever is later.

k. A copy of the Contractor's decision will be either hand-delivered or delivered by certified mail to all parties whose interest has been adversely affected by the decision. The decision shall be mailed to all other individuals by regular mail. The date of the decision shall be the date of personal delivery or, if mailed, the postmark date of the mailing. The decision must include and describe in detail, the following:

          1.   the nature of the grievance

          2.   the issues involved

          3. the reasons supporting the Contractor's decision, explained in easy to understand terms for members, including references to applicable statute, rule, applicable contractual provisions, policy and procedure

          4. the Complainant's right to request a hearing by filing the request for hearing to the Contractor no later than 30 days after the date of the Contractor's decision.

l. If the Contractor's decision is appealed and a request for hearing is filed, the Contractor must ensure that all supporting documentation is received by the AHCCCSA, Office of Legal Assistance no later than five


                                       H-1           Acute Care Renewal (CYE 02)
                                                                        Draft #3

ATTACHMENT H                                           Contract/RFP No. YH8-0001
================================================================================

working days from the date the Contractor receives the request for hearing or from the date of the verbal or written request from AHCCCSA, Office of Legal Assistance. The file sent by the Contractor must contain a cover letter that includes:

     1.   Complainant's name

     2.   Complainant's AHCCCS ID number

     3.   Complainant's address

     4.   Complainant's phone number (if applicable)

     5.   date of receipt of grievance

     6. summary of the Contractor's actions undertaken to resolve the grievance and basis of the determination

m. The following material shall be included in the file sent by the Contractor:

     1.   written request of the Complainant asking for the request for hearing

     2. copies of the entire file which includes the investigations and/or medical records; and the Contractor's decision

     3.   other information relevant to the resolution of the grievance

n. The Contractor may attempt to use alternative resolution procedures to resolve disputes presented to the Contractor verbally or in writing. If the Contractor elects to use an alternative resolution process, it must be administered and completed within 10 days from receipt of the dispute. If the matter is not resolved to the Complainant's satisfaction within the 10-day time period, the dispute must then be adjudicated using the grievance and request for hearing standards referenced above. However, the Contractor must render the written decision no later than 30 days from the date of the initial filing of the grievance or dispute unless a longer period was agreed to by the parties involved.

o. For all disputes where an alternative resolution is proposed, the Contractor must maintain a separate log, complying with the relevant paragraphs above.


                                       H-2           Acute Care Renewal (CYE 02)
                                                                        Draft #3

ATTACHMENT I                                           Contract/RFP No. YH8-0001
================================================================================

ATTACHMENT I: ENCOUNTER SUBMISSION REQUIREMENTS

The Contractor will be assessed sanctions for noncompliance with encounter submission requirements. AHCCCSA may also perform special reviews of encounter data, such as comparing encounter reports to the Contractor's claims files. Any findings of incomplete or inaccurate encounter data may result in the imposition of sanctions or requirement of a corrective action plan.

Pended Encounter Corrections

The Contractor must resolve all pended encounters within 120 days of the original processing date. Sanctions will be imposed according to the following schedule for each encounter pended for more than 120 days unless the pend is due to AHCCCSA error:

0 - 120 days  121 - 180 days   181 - 240 days    241 - 360 days   361 + days
No sanction   $ 5 per month    $ 10 per month    $ 15 per month   $ 20 per month

"AHCCCSA error" is defined as a pended encounter which (1) AHCCCSA acknowledges to be the result of its own error, and (2) requires a change to the system programming, an update to the database reference table, or further research by AHCCCSA. AHCCCSA reserves the right to adjust the sanction amount if circumstances warrant.

When the Contractor notifies AHCCCSA in writing that the resolution of a pended encounter depends on AHCCCSA rather than the Contractor, AHCCCSA will respond in writing within 30 days of receipt of such notification. The AHCCCSA response will report the status of each pending encounter problem or issue in question.

Pended encounters will not qualify as AHCCCSA errors if AHCCCSA reviews the Contractor's notification and asks the Contractor to research the issue and provide additional substantiating documentation, or if AHCCCSA disagrees with the Contractor's claim of AHCCCSA error. If a pended encounter being researched by AHCCCSA is later determined not to be caused by AHCCCSA error, the Contractor may be sanctioned retroactively.

Before imposing sanctions, AHCCCSA will notify the Contractor in writing of the total number of sanctionable encounters pended more than 120 days.

Pended encounters shall not be deleted by the Contractor as a means of avoiding sanctions for failure to correct encounters within 120 days. The Contractor shall document deleted encounters and shall maintain a record of the deleted CRNs with appropriate reasons indicated. The Contractor shall, upon request, make this documentation available to AHCCCSA for review.

Encounter Validation Studies

Per CMS requirement, AHCCCSA will conduct encounter validation studies of the Contractor's encounter submissions, and sanction the Contractor for noncompliance with encounter submission requirements. The purpose of encounter validation studies is to compare recorded utilization information from a medical record or other source with the Contractor's submitted encounter data. Any and all covered services may be validated as part of these studies. Encounter validation studies will be conducted at least yearly.

The following reflects AHCCCSA's encounter validation study process and sanction policy as of 10/1/97. AHCCCSA may revise study methodology, timelines, and sanction amounts based on agency review or as a


                                       I-1           Acute Care Renewal (CYE 03)
                                                                        Draft #3

ATTACHMENT I                                           Contract/RFP No. YH8-0001
================================================================================

result of consultations with CMS. The Contractor will be notified in writing of any significant change in study methodology.

AHCCCSA will conduct two encounter validation studies. Study "A" examines non-institutional services (form HCFA 1500 encounters), and Study "B" examines institutional services (form UB-92 encounters).

AHCCCSA will notify the Contractor in writing of the sanction amounts and of the selected data needed for encounter validation studies. The Contractor will have 90 days to submit the requested data to AHCCCSA. In the case of medical records requests, the Contractor's failure to provide AHCCCSA with the records requested within 90 days may result in a sanction of $1,000 per missing medical record. If AHCCCSA does not receive a sufficient number of medical records from the Contractor to select a statistically valid sample for a study, the Contractor may be sanctioned up to 5% of its annual capitation payment.

The criteria used in encounter validation studies may include timeliness, correctness, and omission of encounters. These criteria are defined as follows:

Timeliness: The time elapsed between the date of service and the date that the encounter is received at AHCCCS. All encounters must be received by AHCCCSA no later than 240 days after the end of the month in which the service was rendered, or the effective date of enrollment with the Contractor, whichever is later. For all encounters for which timeliness is evaluated, a sanction per encounter error extrapolated to the population of encounters may be assessed if the encounter record is received by AHCCCSA more than 240 days after the date determined above. It is anticipated that the sanction amount will be $1.00 per error extrapolated to the population of encounters; however, sanction amounts may be adjusted if AHCCCSA determines that encounter quality has changed, or if CMS changes sanction requirements. The Contractor will be notified of the sanction amount in effect for the studies at the time the studies begin.

Correctness: A correct encounter contains a complete and accurate description of AHCCCS covered services provided to a member. A sanction per encounter error extrapolated to the population of encounters may be assessed if the encounter is incomplete or incorrectly coded. It is anticipated that the sanction amount will be $1.00 per error extrapolated to the population of encounters; however, sanction amounts may be adjusted if AHCCCSA determines that encounter quality has changed, or if CMS changes sanction requirements. The Contractor will be notified of the sanction amount in effect for the studies at the time the studies begin.

Omission of data: An encounter not submitted to AHCCCSA or an encounter inappropriately deleted from AHCCCSA's pending encounter file or historical files in lieu of correction of such record. For Study "A" and for Study "B", a sanction per encounter error extrapolated to the population of encounters may be assessed for an omission. It is anticipated that the sanction amount will be $5.00 per error extrapolated to the population of encounters for Study "A" and $10.00 per error extrapolated to the population of encounters for Study "B"; however, sanction amounts may be adjusted if AHCCCSA determines that encounter quality has changed, or if CMS changes sanction requirements. The Contractor will be notified of the sanction amount in effect for the studies at the time the studies begin.

For encounter validation studies, AHCCCSA will select all approved and pended encounters to be studied no earlier than 240 days after the end of the month in which the service was rendered. Once AHCCCSA has selected the Contractor's encounters for encounter validation studies, subsequent encounter submissions for the period being studied will not be considered.

AHCCCSA may review all of the Contractor's submitted encounters, or may select a sample. The sample size, or number of encounters to be reviewed, will be determined using statistical methods in order to accurately estimate the Contractor's error rates. Error rates will be calculated by dividing the number of errors found by


                                       I-2           Acute Care Renewal (CYE 03)
                                                                        Draft #3

ATTACHMENT I                                           Contract/RFP No. YH8-0001
================================================================================

the number of encounters reviewed. A 95% confidence interval will be used to account for limitations caused by sampling. The confidence interval shows the range within which the true error rate is estimated to be. If error rates are based on a sample, the error rate used for sanction purposes will be the lower limit of the confidence interval.

Encounter validation methodology and statistical formulas are provided in the AHCCCS Encounter Data Validation Technical Document, which is available in the Bidders Library. This document also provides examples, which illustrate how AHCCCSA determines study sample sizes, error rates, confidence intervals, and sanction amounts.

Written preliminary results of all encounter validation studies will be sent to the Contractor for review and comment. The Contractor will have a maximum of 30 days to review results and provide AHCCCSA with additional documentation that would affect the final calculation of error rates and sanctions. AHCCCSA will examine the Contractor's documentation and may revise study results if warranted. Written final results of the study will then be sent to the Contractor and communicated to CMS, and any sanctions will be assessed.

The Contractor may file a written challenge to sanctions assessed by AHCCCSA not more than 35 days after the Contractor receives final study results from AHCCCSA. Challenges will be reviewed by AHCCCSA and a written decision will be rendered no later than 60 days from the date of receipt of a timely challenge. Sanctions shall not apply to encounter errors successfully challenged. A challenge must be filed on a timely basis and a decision must be rendered by AHCCCSA prior to filing a grievance and request for hearing pursuant to Article 8 of AHCCCS Rules. Sanction amounts will be deducted from the Contractor's capitation payment.

Encounter Adjustments

Contractors are required to submit adjusted or voided encounters in the event that claims are subsequently adjusted or denied after the initial encounter submission. This includes adjustments for inaccuracies identified by fraud and abuse audits or investigations conducted by AHCCCSA or the Contractor. Contractors shall refer to the Encounter User's Manual for further instructions regarding adjustments to encounters.


                                       I-3           Acute Care Renewal (CYE 03)
                                                                        Draft #3